UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number           811-22110

AdvisorShares Trust

(Exact name of registrant as specified in charter)

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

(Address of principal executive offices) (Zip code)

Dan Ahrens

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814

(Name and address of agent for service)

Registrant's telephone number, including area code:      1-877-843-3831

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

ADVISORSHARES TRUST
4800 Montgomery Lane
Suite 150
Bethesda, Maryland 20814
www.advisorshares.com
1.877.843.3831

Annual Report

June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other communications electronically. You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to continue receiving paper copies of your shareholder reports and for information about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

ADVISORSHARES TRUST

Letter from the CEO of AdvisorShares Investments, LLC

June 30, 2020

As we turned into a new decade, 2020 stampeded in with its record long bull market surrounded by historically low unemployment and a sound economy. The second half of the fiscal year then witnessed an abrupt shock as the global COVID-19 pandemic brought quickly a devastating public health emergency, record unemployment, a halted economy, and an end to the bull market run. The markets’ immediate freefall carried a stronger gravitational force than witnessed almost a dozen years earlier during the Great Financial Crisis, and like that historic event, the U.S. Federal Reserve stepped in to provide whatever means necessary to restore confidence and infuse liquidity into capital markets.

While the seriousness, challenges and significant effects of the pandemic persist, there are reasons for hope and optimism with improved treatments and the prospects and wonders of modern medicine to be able to deliver a deployable vaccine by the second half of this new fiscal year which we are now embarking. The economy begins to reopen and seeks a long road to recovery. The bear market that pounced on that long-running bull appears to have been a short-lived one, although given the broader markets and macroeconomic implications, volatility remains a real concern and the importance of preparedness and maintaining risk-awareness remains paramount. In terms of our actively managed ETF offerings, diversification among our investment strategies and portfolio managers persevered during an unprecedented period.

During market downturns and a bear market environment, two of our strategies in particular can stand out: the AdvisorShares Dorsey Wright Short ETF (Ticker: DWSH) and the AdvisorShares Ranger Equity Bear ETF (Ticker: HDGE). Both ETFs are dedicated short-equity strategies driven by deeply skilled and established sub-advisors, with Nasdaq Dorsey Wright providing their renowned technical prowess of relative strength/weakness investing, and Ranger Alternative delivering a fundamental approach rooted in a forensic accounting based expertise. Both DWSH and HDGE can be well-served components to a long-short equity strategy and these ETFs stood out through performance, asset growth and inflows during the severe market stress and thereafter.

The market downturn which began in March presented its challenges for long equity funds although also provided an opportunity for active managers to showcase their value add on both a risk-adjusted and relative basis respective to their fund benchmarks after navigating through the initial market duress. The AdvisorShares DoubleLine Value Equity ETF (Ticker: DBLV), which is sub-advised by DoubleLine Equity LP, as well as other strategies managed by Nasdaq Dorsey Wright including the AdvisorShares Dorsey Wright ADR ETF (Ticker: AADR), the AdvisorShares Dorsey Wright FSM All Cap World ETF (Ticker: DWAW) and the AdvisorShares Dorsey Wright FSM US Core ETF (Ticker: DWUS) excelled as the fiscal year concluded. We also closed one fund, the AdvisorShares Cornerstone Small Cap ETF (Ticker: SCAP), while no other ETFs were launched during the third and fourth quarters.

Thematic ETFs continue their emergence in the overall marketplace, providing niche, concentrated exposure to select market segments. We have two notable offerings, the AdvisorShares Pure Cannabis ETF (Ticker: YOLO) and the AdvisorShares Vice ETF (Ticker: ACT) that further demonstrated their emergence as the fiscal year closed. YOLO, which became the first actively managed ETF with a dedicated cannabis investment mandate when it launched in April 2019, showcased its differentiation from cannabis index-tracking funds with its active stock selection and allocation weightings. ACT, which provides cannabis-related investment exposure, also invests in equities related to alcohol and tobacco to deliver a more diversified approach with its Vice investment strategy. Both ETF portfolios are managed by AdvisorShares chief operating officer Dan Ahrens, who is well-known for his expertise and accomplished history as a portfolio manager in those respective spaces. As we begin a new fiscal year, we look forward to introducing new additions to our active ETF suite, including the AdvisorShares Pure US Cannabis ETF (Ticker: MSOS) which will seek to provide further investment exposure to multi-state operators (MSOs) which are U.S. based companies directly involved in the legal production and distribution of cannabis in states where approved.

ADVISORSHARES TRUST

Letter from the CEO of AdvisorShares Investments, LLC (Continued)

June 30, 2020

For more information on AdvisorShares ETFs, including performance and holdings, please visit www.advisorshares.com.

We understand and recognize the unprecedented territories that we face together as a society and as partners in financial stewardship. AdvisorShares has realized increased growth as a firm during 2020, which we cannot accomplish without the continuing trust and support of you. Our transparency and commitment to you will never waver and as we begin a new fiscal year and turn into the second half of a historic calendar year. We wish you nothing but health, happiness, and prosperity as we move forward.

Sincerest regards,

Noah Hamman
CEO, AdvisorShares Investments

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. ADRs are subject to the risk of change in political or economic conditions and exchange rates in foreign countries. Certain funds may participate in leveraged transactions to include selling securities short which creates the risk of magnified capital losses. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions, and may lower the Fund’s return or result in a loss. There is no guarantee that the individual Funds’ will achieve the stated investment objectives. The risks associated with each Fund include the risks associated with the underlying ETFs, which can result in higher volatility, and are detailed in each Fund’s prospectus and on each Fund’s webpage.

Cannabis-Related Company Risk. Cannabis-related companies are subject to various laws and regulations that may differ at the state/local and federal level. These laws and regulations may (i) significantly affect a cannabis-related company’s ability to secure financing, (ii) impact the market for marijuana industry sales and services, and (iii) set limitations on marijuana use, production, transportation, and storage. Cannabis-related companies may also be required to secure permits and authorizations from government agencies to cultivate or research marijuana. In addition, cannabis-related companies are subject to the risks associated with the greater agricultural industry, including changes to or trends that affect commodity prices, labor costs, weather conditions, and laws and regulations related to environmental protection, health and safety. Cannabis-related companies may also be subject to risks associated with the biotechnology and pharmaceutical industries. These risks include increased government regulation, the use and enforcement of intellectual property rights and patents, technological change and obsolescence, product liability lawsuits, and the risk that research and development may not necessarily lead to commercially successful products.

The views in this report were those of the Fund’s CEO as of June 30, 2020 and may not reflect his views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright ADR ETF (AADR)

The AdvisorShares Dorsey Wright ADR ETF (AADR) finished the year ended June 30, 2020 ahead of its benchmarks, the MSCI EAFE Index and the BNY Mellon Classic ADR Index. While international equities underperformed domestic equities during the past year, AADR was still able to deliver solid performance.

The past fiscal year’s results were affected quite a bit by COVID-19. During the initial sell-off, the fund struggled to keep pace with the market and underperformed. However, the fund regained nicely during the recovery and outperformed during that time period. It is impossible for us to predict how COVID-19 will affect markets in the coming months. Our strategy is designed to unemotionally follow trends, which we think will be a benefit in the coming months that we expected to be filled with uncertainty. The fund has seen higher turnover levels than normal because of the volatility. If volatility continues at current levels, we expect the fund to continue to experience above average turnover as our process adapts to strength.

Despite the underperformance of cap-weighted international indexes versus domestic indexes, we are still finding plenty of opportunities in high momentum names. High momentum stocks in both developed and emerging markets outperformed low momentum stocks over the last fiscal year. There was large laggard rally off of the bear market bottom, but the fund’s holdings performed well throughout that period, which is not always the case. The fund is well positioned, and a shift back to international outperformance would provide a welcome tailwind. Until then, high momentum continues to perform well.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 20, 2010* to June 30, 2020

HISTORICAL PERFORMANCE

Total Return as of June 30, 2020

	1 Year	3 Year	5 Year	Since Inception 7/20/2010*
AdvisorShares Dorsey Wright ADR ETF NAV	7.06%	5.07%	7.14%	8.52%
AdvisorShares Dorsey Wright ADR ETF Market Price**	6.62%	4.85%	7.07%	8.46%
MSCI EAFE Index (Net)	-5.13%	0.81%	2.05%	5.24%
BNY Mellon Classic ADR Index TR	-4.14%	1.36%	2.44%	4.81%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.96% and the net expense ratio is 0.88%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.88%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**    The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. One cannot invest directly in an index.

The BNY Mellon Classic ADR Index combines the over the counter (OTC) traded ADRs with exchange-listed ADRs bringing transparency to the available universe of American Depositary Receipts, including those issued by many of the world’s premier companies. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright Alpha Equal Weight ETF (DWEQ)

The AdvisorShares Dorsey Wright Alpha Equal Weight ETF (DWEQ) finished the year ended June 30,2020 behind its benchmark, the S&P 500 Index. The fund was launched at the end of 2019, year so there is only a partial year of performance. Our performance was primarily impacted by the cash position raised in the first quarter as well as the laggard rally that took place in the second quarter.

The past fiscal year’s results were affected quite a bit by COVID-19. We raised maximum cash in the portfolio during the first quarter as the market had a sharp sell-off. That cash position helped the fund perform well as the market was declining. But that cash position caused the fund to underperform when the market recovered sharply in the second quarter. We employ a trend following model to raise and lower the cash position in the fund so we will always lag behind major turning points. We finished the quarter fully invested, which helped the fund perform better near the end of the fiscal year. Results were also impacted by the laggard rally off the market bottom. In this situation, the laggard stocks outperform the leaders. It is not uncommon for this to happen during a bear market recovery. As we neared the end of the fiscal year, the strength of the laggard rally had subsided, and the fund began to perform much better relative to its benchmark.

If the market continues to recover the fund is well positioned to capitalize on rising equity prices. The laggard rally is losing steam, and leading stocks are once again beginning to reassert themselves. There is a tremendous amount of uncertainty though, so we may need to make big shifts in the coming months. The cash position in the fund provides an insurance policy against declining equity prices, and if the market begins to weaken we may have to add more cash back in to the fund.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 26, 2019* to June 30, 2020

HISTORICAL PERFORMANCE
Total Return as of June 30, 2020

Since Inception 12/26/2019*
AdvisorShares Dorsey Wright Alpha Equal Weight ETF NAV	-18.57%
AdvisorShares Dorsey Wright Alpha Equal Weight ETF Market Price**	-18.53%
S&P 500 Index	-3.33%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.06% and the net expense ratio is 0.90%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.90%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**     The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright FSM All Cap World ETF (DWAW)

The AdvisorShares Dorsey Wright FSM All Cap World ETF (DWAW) outperformed its benchmark, the MSCI All Country World Index, since the fund’s inception on December 26, 2019 through June 30, 2020. The fund launched in a positive market environment for focused equity allocation and has maintained strength through exposure to equity market leadership.

Global equity markets have seen drastic swings in strength over the past six months, with COVID-19 leading to major declines in March, followed by a swift rally across domestic and international equities through the end of the second quarter of 2020. While few equity-only allocations were without a drawdown during this period, large-cap growth oriented domestic equities continued to outperform other equity classifications throughout the drawdown and subsequent rally. Exposure towards large-cap domestic growth helped the fund outperform its benchmark in each month since its inception. The fund continues to maintain exposure towards these areas as we head into the second half of the year, with sector overweights toward Technology and Communication Services.

Our outlook on equity markets over the next few months is positive and has continued to improve with the global equity rally, although much of the recent strength has been focused in domestic-growth representatives. These areas still lead the way in our relative comparisons, however, we are confident in the fund’s ability to rotate into other areas of strength should this leadership change in the months to come.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 26, 2019* to June 30, 2020

HISTORICAL PERFORMANCE
Total Return as of June 30, 2020

Since Inception 12/26/2019*
AdvisorShares Dorsey Wright FSM All Cap World ETF NAV	11.76%
AdvisorShares Dorsey Wright FSM All Cap World ETF Market Price**	11.74%
MSCI All Country World Index (ACWI)	-6.25%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.06% and the net expense ratio is 0.90%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.90%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**     The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI All Country World Index (Net) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright FSM US Core ETF (DWUS)

The AdvisorShares Dorsey Wright FSM US Core ETF (DWUS) outperformed its benchmark, the S&P 500 Index, since the fund’s inception on December 26, 2019 through June 30, 2020. The fund launched in a positive market environment for broad domestic equity allocation, and has maintained strength through exposure to growth-oriented names throughout the timeframe examined.

Domestic equity markets have seen a major increase in volatility in 2020, with COVID-19 leading to major declines in March, followed by a swift rally through the end of the second quarter. While few equity-only allocations were without a drawdown during this period, large-cap names continued to outperform other size classifications, with an emphasis on growth and momentum factor exposure. We saw this benefit the fund in the first quarter of the year, as the strategy rotated out of low volatility in place of momentum. The fund continues to maintain exposure towards these areas as we head into the second half of the year, with a majority of its allocation positioned in large-cap names that are focused in technology and communication services.

Our outlook on equity markets over the next few months is positive and has continued to improve with the global equity rally, although much of the recent strength has been focused in domestic-growth representatives. Large-cap names continue to lead the way across the various size classifications, with growth and momentum areas demonstrating continued outperformance as we head into the next few months. We remain confident in the strategy to provide allocation toward the strongest tranches of the broad domestic equity market if the current leadership changes.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 26, 2019* to June 30, 2020

HISTORICAL PERFORMANCE
Total Return as of June 30, 2020

Since Inception 12/26/2019*
AdvisorShares Dorsey Wright FSM US Core ETF NAV	9.43%
AdvisorShares Dorsey Wright FSM US Core ETF Market Price**	9.23%
S&P 500 Index	-3.33%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.06% and the net expense ratio is 0.90%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.90%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**     The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright Micro-Cap ETF (DWMC)

The AdvisorShares Dorsey Wright Micro-Cap ETF (DWMC) finished the year ended June 30, 2020 behind its benchmark, the Russell Micro Cap Index. It was a difficult year for small cap stocks as investors continued to focus on the largest capitalization stocks.

The past fiscal year’s results were affected quite a bit by COVID-19. During the initial sell-off, the fund struggled to keep pace with the market and underperformed. However, the fund recovered nicely during the recovery and outperformed during that time period. It is impossible for us to predict how COVID-19 will affect markets in the coming months. Our strategy is designed to unemotionally follow trends, which we think will be a benefit in the coming months that we expected to be filled with uncertainty. The fund has seen higher turnover levels than normal because of the volatility. If volatility continues at current levels, we expect the fund to continue to experience above average turnover as our process adapts to strength.

As the economy begins to recover, the prospects for micro-cap stocks should improve. These are small companies and can’t weather economic storms as well as their large-cap counterparts. As we emerge from the recession, we expect micro-cap stocks to continue to perform well. Valuations for smaller stocks have also become attractive relative to large caps. Investors have focused on a few mega cap stocks, which has caused a huge valuation gap. This can persist for long periods but doesn’t last forever. The fund is well positioned to capitalize on a narrowing valuation gap when it comes.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 10, 2018* to June 30, 2020

HISTORICAL PERFORMANCE
Total Return as of June 30, 2020

	1 Year	Since Inception 7/10/2018*
AdvisorShares Dorsey Wright Micro-Cap ETF	-8.26%	-7.63%
AdvisorShares Dorsey Wright Micro-Cap ETF Market Price**	-9.58%	-8.33%
Russell Micro-Cap Index	-4.77%	-9.00%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.12% and the net expense ratio is 0.99%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**     The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell Micro-Cap Index measures the performance of the micro cap segment of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it also includes up to the next 1,000 stocks.

ADVISORSHARES TRUST

AdvisorShares Dorsey Wright Short ETF (DWSH)

The AdvisorShares Dorsey Wright Short ETF (DWSH) finished the year ended June 30, 2020 behind its benchmark, the inverse of the S&P 500 Total Return Index. It was a challenging year for shorting stocks with the market’s upward bias near the beginning of the fiscal year and then the extreme volatility at the end of the year.

The past fiscal year’s results were affected quite a bit by COVID-19. During the initial sell-off, the fund provided an excellent hedge against the declining equity market. The decline was characterized by the laggards dramatically underperforming the leaders. This is an ideal environment for our short strategy, and the fund performed very well. Near the bottom, the laggards began to rally more than the leaders. This is a two part problem for our strategy. First, the entire market was rallying. Second, we short the laggards and when they go up more than the leaders that is not ideal for our strategy. The laggard rally began to run its course near the end of the quarter, and the fund began to perform better.

With the uncertainty surrounding markets the fund remains an attractive hedge against declining markets. Our strategy of continuing to rotate toward the weakest sectors and stocks in the market should be more in favor now that the initial bounce off the bear market bottom is done, and the laggard rally has dissipated.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 10, 2018* to June 30, 2020

HISTORICAL PERFORMANCE
Total Return as of June 30, 2020

	1 Year	Since Inception 7/10/2018*
AdvisorShares Dorsey Wright Short ETF NAV	-22.26%	-12.11%
AdvisorShares Dorsey Wright Short ETF Market Price**	-22.24%	-12.04%
S&P 500 Index	7.51%	7.54%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.12% and the net expense ratio is 0.99%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**     The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares DoubleLine Value Equity ETF (DBLV)

For the year ended June 30, 2020, the AdvisorShares DoubleLine Value Equity ETF (DBLV) posted a return of -1.63%, based on NAV, and -1.65%, based on Market Price, while the Russell 1000 Value Index, its benchmark, returned -8.84%.

For the year, DBLV benefitted from both favorable stock selection and sector positioning, with individual names contributing to a larger portion of the overall outperformance. DBLV’s performance, on a relative basis, benefitted mostly from positive stock selection within the communications services, consumer discretionary, financials, real estate, and healthcare sectors, but was impacted by unfavorable selection within consumer staples, industrials and energy sectors. Meanwhile, our overweights in information technology and healthcare, as well as an underweight in financials contributed to relative performance, while our overweight in energy detracted from relative performance.

COVID-19 has had a damaging effect on the economy, but some companies have been able to weather through this downturn better than others or have even thrived during the shelter-in-place order. Technology has played a key role in enabling businesses to operate efficiently in a work from home environment. Several of our technology-related holdings, such as Microsoft and Google, continued to generate growth through this recession, by providing innovative solutions and helping businesses to automate and reduce costs. We also benefited from holding some of the largest e-commerce players like Amazon and Alibaba that gained market share and grew even stronger during the crisis, as well as defensive retailers, such as Dollar General and Target, that saw consumers stock up on groceries and other household essentials given the shelter-in-place order. Conversely, the prohibition of dining in at restaurants indirectly harmed U.S. Foods, a major distributor to restaurants, while restrictions on air travel indirectly impacted Boeing, a leading airplane manufacturer. We continue to hold both stocks as we believe they will be able to withstand the downturn and we see long-term value in them.

We are still in the midst of one of the worst economic crisis in history brought on by the COVID-19 diseases. Unemployment hit a record high and GDP fell the most since the Great Depression. The dramatic collapse in the economy has elicited an unprecedented pace of monetary intervention by the Federal Reserve, along with record levels of governmental fiscal stimulus. While the flood of liquidity helped fuel a strong market rally, the economy is still only in the very early stages of recovery and the path to a full recovery remains highly uncertain and likely will carry setbacks along the way. While we expect many states to continue to move forward with their re-opening plans, in spite of resurgences in infections and hospitalizations, we also believe that systemic risks remain elevated and the financial system and the wider economy are both still under stress. Yet, we think the market is pricing in too much good news relating to an economic recovery, but not discounting enough of the substantial risk and unknowns that could cause economic conditions to deteriorate. Given this, we believe an abundance of caution is warranted at the present time. We seek to balance our portfolio exposures between those names that should prove defensive in these difficult times and those that present superior opportunity as the underlying economy begins a broader, sustainable recovery. Our differentiated fundamental value strategy affords us an ability to balance these two types of investments within the DBLV portfolio.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period October 4, 2011* to June 30, 2020

HISTORICAL PERFORMANCE
Total Return as of June 30, 2020

	1 Year	3 Year	5 Year	Since Inception 10/4/2011*
AdvisorShares DoubleLine Value Equity ETF	-1.63%	1.07%	4.08%	12.09%
AdvisorShares DoubleLine Value Equity ETF Market Price**	-1.65%	1.06%	4.06%	12.08%
Russell 1000 Value Total Return	-8.84%	1.82%	4.64%	11.12%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 0.90%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.90%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**     The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell 1000 Value Total Return Index measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected and historical growth rates.

ADVISORSHARES TRUST

AdvisorShares Focused Equity ETF (CWS)

The period from the July 1, 2019 until June 30, 2020 was highly unusual for the stock market. What had been a calm and buoyant market got a sudden shock due to the emergence of the coronavirus. As a result, the stock market suffered one of the sharpest corrections ever recorded in February and March of 2020. For the entire 12-month period, the fund increased 4.02% (NAV).

Until the market broke, the AdvisorShares Focused Equity ETF (CWS) behaved quite well. The Net Asset Value (NAV) of the fund reached an all-time high of $38.96 per share on February 14, 2020. However, once the reality of the coronavirus became apparent, the ETF fell along with the rest of the market. Due to the fund’s weight in high-quality stocks, the ETF didn’t fall as much as the broader market. The Federal Reserve and U.S. government responded with rate cuts and massive stimulus programs.

According to the ETF’s methodology, CWS holds 25 stocks for the calendar year, changing out five stocks at the end of each calendar year. This year, the five stocks removed were Continental Building Products (CBPX), Cognizant Technology Solutions (CTSH), Raytheon (RTN), JM Smucker (SJM) and Signature Bank (SBNY). The five new stocks added were Ansys (ANSS), Middleby (MIDD), Silgan (SLGN), Stepan (SCL) and Trex (TREX). Trex has been a very good performer for us, gaining more than 40% during the first half of 2020.

The outlook for the ETF is heavily tied to the outlook for the coronavirus. If the virus subsidies and the economy can reopen, then the ETF should respond positively. In fact, the fund is particularly well-position to profit from a resurgence in consumer spending with stocks such as Ross Stores (ROST) and Disney (DIS) in its portfolio. Overall, in our opinion, the business outlook for the CWS portfolio is quite bright.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 20, 2016* to June 30, 2020

HISTORICAL PERFORMANCE
Total Return as of June 30, 2020

	1 Year	3 Year	Since Inception 9/20/2016*
AdvisorShares Focused Equity ETF NAV	4.02%	8.84%	10.84%
AdvisorShares Focused Equity ETF Market Price**	2.06%	8.02%	10.18%
S&P 500 Index	7.51%	10.73%	12.55%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.39% and the net expense ratio is 0.68%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**     The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares FolioBeyond Smart Core Bond ETF (FWDB)

The FolioBeyond algorithm underlying the AdvisorShares FolioBeyond Smart Core Bond ETF (FWDB) returned 2.73% (NAV) for the one-year period ending on June 30, 2020, versus 8.74% for the Bloomberg Barclays U.S. Aggregate Bond Index (“AGG”). FolioBeyond’s multi-sector fixed income strategy is driven by an automated sector rebalancing process that optimizes FWDB’s portfolio allocation across 23 possible Fixed Income subsector ETFs. This multi-factor modeling approach is a systematic and tactical strategy designed to capture the major sources of risk and return in Fixed Income securities, including forward looking relative value measures, historical and implied volatility risk levels, correlations, momentum effects and stress testing.

The one year historical return profile can be bifurcated into two distinct time periods. The first six months (6/30/19-12/31/19) were characterized by strong returns from Mortgage REITs, long duration Treasuries, short duration High Yield Corporates and High Yield Municipals. The low volatility environment that persisted during this time period made these sectors the most attractive sources of income and total return.

As we entered the six-month period at the beginning of this year, the flight-to-quality rally accelerated in February 2020 and implied volatility levels in the options market spiked. Consequently, FolioBeyond’s algorithm quickly responded to the heightened risk levels and FWDB was rebalanced frequently to de-risk the portfolio and remove a majority of the high-risk exposures. While the fund suffered a drawdown in March of 2020, FWDB outperformed the other bond funds in its Morningstar category (Multisector Bond) by more than 500 basis points through 1st quarter end. Relative to AGG, FWDB underperformed due to a combination of lower duration and lower exposure to Treasuries, Agency MBS and Investment Grade Corporates, especially given how these markets received external support through massive Federal Reserve support.

Entering the second half of the year and with the pace of economic recovery remaining highly uncertain, FWDB’s strategy is defensively positioned to take advantage of any further dislocations and opportunities within the confines of model risk limits. Given the current low interest environment, FolioBeyond believes that FWDB’s model is properly positioned to dynamically adjust to sector rotation opportunities and provide strong risk-adjusted returns in comparison to static index-based exposures.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 20, 2011* to June 30, 2020

HISTORICAL PERFORMANCE
Total Return as of June 30, 2020

	1 Year	3 Year	5 Year	Since Inception 6/20/2011*
AdvisorShares FolioBeyond Smart Core Bond ETF NAV	2.73%	3.35%	4.01%	3.54%
AdvisorShares FolioBeyond Smart Core Bond ETF Market Price**	2.75%	3.33%	4.01%	3.53%
Bloomberg Barclays U.S. Aggregate Bond Index	8.74%	5.32%	4.30%	3.74%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.68% and the net expense ratio is 1.41%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.95%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**     The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Newfleet Multi-Sector Income ETF (MINC)

The AdvisorShares Newfleet Multi-Sector Income ETF (MINC) posted a return of 2.10%, based on NAV and 2.28%, based on Market Price as compared to 8.74% for the Bloomberg Barclays U.S. Aggregate Bond Index or 5.32% for the BofA Merrill lynch 1-5 Year U.S. Corporate & Government Bond Index for the 1-year period ended June 30th 2020.

The past year included multiple challenges, with bouts of elevated volatility during the time. In the first half of the fiscal year, investors maintained their appetite for risk assets. Fixed income markets responded favorably during the period to the dovish pivot by global central banks and the positive developments on the trade front as well as signs of stability in economic data. Geopolitical developments (i.e. trade, Mid-East tensions and European politics) and central bank headlines all continued to be significant market movers. In stark contrast, the first quarter of 2020 saw volatility spike to levels not seen since the financial crisis of 2008-2009 and will be remembered for the emergence of COVID-19 as the first global pandemic since the H1N1 “swine flu” of 2009-2010. The ultimate human and economic toll are still unknown as events continues to unfold, however, governments and central banks have responded in unprecedented fashion to help brunt the effects of the virus. Our expectation remains that policymakers will fine tune their response as warranted. The containment measures implemented to date are unambiguously negative for near term local, regional and global economic growth.

Coming into 2020, MINC was positioned for an environment of steady and improving growth, moderate inflation and a strong consumer. The negative effects of the coronavirus on the financial markets caused the fund to underperform as the selloff was unprecedented. During the first quarter, U. S. Treasuries significantly out-performed spread sectors. Over the next three months, the fixed income markets experienced a significant rebound with spread sectors outperforming U.S. Treasuries and the largest laggards in March outperforming for the next three months, albeit not to levels seen prior to the crisis. During the one-year period, MINC’s underweight to U.S. Treasuries and agency mortgage-backed securities and overweight to spread sectors had a negative impact on the fund. The Fund’s exposure to asset backed securities and non-agency residential mortgage backed securities were detractors for the period. Each of these sectors experienced heightened volatility and came under pressure as a result of the unknown economic impact of the coronavirus and performance in the securitized space has been slower to recover than corporate sectors.

As always, we believe it is important to stay diversified, have granular positions, and emphasize liquid investments. The coronavirus, like other events that trigger volatility in the market, can affect valuations and create opportunities for implementing MINC’s multi-sector relative value approach. We highlight the importance of credit selection and positioning in the current environment. Given the widening in spreads late in the first quarter of 2020, valuations had cheapened substantially and we continue to identify opportunities in spread sectors, including those within non-investment grade sectors that we have added to and may continue to add to in the portfolios. Even with the recovery since the end of March, valuations look attractive in many spread sectors that we believe offer some of the best total return and yield opportunities in fixed income. Some of the specific sectors where we are finding the best relative value opportunities are corporate high yield, investment grade corporates, EM debt, out-of-index/off-the-run ABS, and non-agency RMBS.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period March 19, 2013* to June 30, 2020

HISTORICAL PERFORMANCE
Total Return as of June 30, 2020

	1 Year	3 Year	5 Year	Since Inception 3/19/2013*
AdvisorShares Newfleet Multi-Sector Income ETF NAV	2.10%	2.40%	2.37%	2.20%
AdvisorShares Newfleet Multi-Sector Income ETF Market Price**	2.28%	2.41%	2.40%	2.21%
Bloomberg Barclays Aggregate Bond Index	8.74%	5.32%	4.30%	3.48%
BofA Merrill Lynch 1-5 Year U.S. Corporate & Government Bond Index	5.32%	3.48%	2.64%	2.16%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 0.69%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**     The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Bloomberg Barclays Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

The BofA Merrill Lynch 1-5 Year U.S. Corporate & Government Bond Index tracks the performance of US dollar denominated investment grade debt publicly issued in the US domestic market, including US Treasury, US agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 5 years, calculated on a total return basis. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Pure Cannabis ETF (YOLO)

The AdvisorShares Pure Cannabis ETF (YOLO) was launched April 17, 2019 and it now has a full fiscal year period of performance for the first time. For the 12-month timeframe of July 1, 2019 through June 30, 2020, cannabis stocks in general were quite negative. The Fund returned -52.70% on market price and -52.76% based on Net Asset Value. The Fund officially benchmarks against the S%P 500, which was positive for the period. As compared to other existing competitor marijuana or cannabis funds and related indexes, we feel that AdvisorShares Pure Cannabis ETF outperformed for the year (losing less) due to our active security selection and above-average exposure to U.S. cannabis stocks.

Through early 2020, the Fund was negatively impacted by the COVID-19 pandemic, along with the overall market. However, cannabis dispensaries were quickly deemed essential businesses throughout North America and allowed to remain open. Like certain other consumer products, cannabis sales showed increased and sustained sales following the COVID outbreak. Cannabis stocks rebounded better on average than the overall market. For the period April 1, 2020 through fiscal year end June 30, 2020, YOLO gained 32.74% on market price and 31.94% based on Net Asset Value, while the S&P 500 rebounded 20.54% in the three month period.

As a specialty area of investing, cannabis stocks, as a whole, can perform with lower correlation to the overall market. Following a sell-off and underperformance in 2019 and the first few months of 2020, we are very bullish on cannabis growth prospects long term, and think they are poised for good performance in the next fiscal year with legislative and market developments.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period April 17, 2019* to June 30, 2020

HISTORICAL PERFORMANCE
Total Return as of June 30, 2020

	1 Year	Since Inception 4/17/2019*
AdvisorShares Pure Cannabis ETF NAV	-52.76%	-50.01%
AdvisorShares Pure Cannabis ETF Market Price**	-52.70%	-49.89%
S&P 500 Index	7.51%	7.82%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 0.74%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.74%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**     The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Ranger Equity Bear ETF (HDGE)

The AdvisorShares Ranger Equity Bear ETF’s performance through June 30, 2020 was -23.79%. The first six months of 2020 were marked by unprecedented volatility. The declines from all-times highs near the start of the year to bear market territory represented the fastest in history. Huge influxes of liquidity led to a historical rally not seen in nine decades.

The portfolio benefitted from short positions in financially weak companies, as well as, a bearish bet on volatility near the lows. While exposure was reduced near the lows, the subsequent rally led to significant gains in the lowest quality companies, which hurt performance. However, we view this as a short-term phenomenon. We feel that eventually the market will separate long-term winners and losers in the business environment going forward and that active management may be value additive after over a decade of stocks benefitting from massive index inflows.

Our outlook remains aggressively bearish toward companies that are levered with bloated/overvalued assets and weak cash flows. While many companies may actually thrive in a COVID-19 and post-COVID-19 environment, there are plenty of companies whose entire operations are at risk. During the extensive bull market that began in 2009, share buybacks were a leading driver of stock performance. Weak cash flows may prohibit companies for share repurchases. Levered balance sheets may further prevent the use of cheap debt to reduce share count. The portfolio remains heavily short companies with poor earnings quality.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 26, 2011* to June 30, 2020

HISTORICAL PERFORMANCE
Total Return as of June 30, 2020

	1 Year	3 Year	5 Year	Since Inception 1/26/2011*
AdvisorShares Ranger Equity Bear ETF NAV	-23.79%	-17.18%	-14.87%	-15.94%
AdvisorShares Ranger Equity Bear ETF Market Price**	-23.94%	-17.16%	-14.88%	-15.95%
S&P 500 Index	7.51%	10.73%	10.73%	12.01%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 2.72%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**     The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Sage Core Reserves ETF (HOLD)

The AdvisorShares Core Reserves ETF (HOLD) had a NAV-based return of 0.83% and a price-based return of 0.75% during the one year period ending June 30th, 2020. It underperformed its benchmark, the Bloomberg Barclays 1-3 month T-bill Index, which returned 1.47% during the same time period.

The fund is designed to outperform the index by harvesting extra yield from both the corporate and securitized sectors. However, the volatility that the market experienced, specifically at the beginning of the Covid pandemic, caused risk-assets to severely underperform during the flight to quality. This underperformance impacted, not only the corporate sector, but rather all non-Treasury related assets. The magnitude of the spread widening was severe and expansive, impacting the breadth of the market in unison. Due to the large amount of spread product in the fund, HOLD certainly felt the brunt of this reality. HOLD did, however, have positive performance during the 12 month time period.

Looking ahead at the remainder of 2020, it will be important to monitor the policy and actions of the Federal Reserve, which have been the primary driver of returns over the past decade. The Fed’s balance sheet has increased by over $3 trillion since the beginning of the pandemic, with no end in sight to their boundless Qualitive Easing programs. While short rates are likely to remain range-bound, the curve has begun to steepen with long-end rates rising. While further steepening is likely somewhat limited in scope, the excessive amount of debt due to be issued by the Treasury will likely put pressure on the curve. The obvious uncertainty surrounds the current pandemic and how it might play out in the weeks and months ahead. The financial markets seem bent on a V shaped recovery, but only time will tell if that comes to fruition.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 14, 2014* to June 30, 2020

HISTORICAL PERFORMANCE
Total Return as of June 30, 2020

	1 Year	3 Year	5 Year	Since Inception 1/14/2014*
AdvisorShares Sage Core Reserves ETF NAV	0.83%	1.65%	1.37%	1.08%
AdvisorShares Sage Core Reserves ETF Market Price**	0.75%	1.61%	1.35%	1.06%
Bloomberg Barclays U.S. Treasury Bill 1-3 Month Index	1.47%	1.68%	1.12%	0.87%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.65% and the net expense ratio is 0.35%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.35%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**     The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Bloomberg Barclays U.S. Treasury Bill 1-3 Month Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. The Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index is an unmanaged index considered representative of the performance of the U.S. Treasury Bill issued by the U.S. Government. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares STAR Global Buy-Write ETF (VEGA)

For the last 12 months ended June 30, 2020, the AdvisorShares STAR Global Buy-Write (VEGA) had a return of 0.20%, based on NAV and 0.63%, based on market price. It compared favorably to the MSCI All Country World Index which for the same period had a return of 2.11%. Other indexes commonly referenced in VEGA commentary are the CBOE S&P 500 Buy-Write Index and Bloomberg Barclays US Aggregate Bond Index, which had returns of -10.94% and 8.74%, respectively. VEGA outperformed Buy-Write Index it uses for reference given its investment mandate.

The last 12 months can be broken into two distinct sub-periods: July 2019-January 2020 and February 2020-June 2020. The first of the two periods experienced a steady rising equity market environment and VEGA benefited from it because most of VEGA’s exposure is U.S. equity-based. In addition, covered calls were written during this period to allow for extended price appreciation and foregoing excess premium. Then, in the second period beginning in mid-February 2020, all markets experienced dramatic volatility and equities suffered a dramatic price drop due to the widespread effects of COVID-19. During this second period, VEGA benefitted from both its protective puts and volatility-based reinvestment strategies. The protective puts were sold for more than four times their purchase price, adding cash to the portfolio. Additionally, when the CBOE Volatility Index (VIX) rises in conjunction with a falling market, VEGA reinvests the portfolio’s cash component into its existing equity positions. There were several instances during February and March when VEGA reinvested this cash into portfolio holdings at ever lower prices.

The most likely scenario going forward is that there will not be a quick reversion to operational normalcy in the post-COVID-19 world. Unfortunately, there continues to be negative data related to the second wave of virus through the population. Considering this, more than 40% of S&P 500 companies have pulled their quarterly or annual guidance. Markets are currently operating in a pandemic during an election year coupled with high social unrest. Volatility at this juncture appears to be a given for the remainder of 2020 and well into 2021. However, VEGA uses volatility to its advantage through the fund’s covered calls, protective puts and volatility-based reinvestment strategies. These tools may help smooth the effects that a volatile market places on a portfolio.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 17, 2012* to June 30, 2020

HISTORICAL PERFORMANCE
Total Return as of June 30, 2020

	1 Year	3 Year	5 Year	Since Inception 9/17/2012*
AdvisorShares STAR Global Buy-Write ETF NAV	0.20%	3.71%	4.25%	3.64%
AdvisorShares STAR Global Buy-Write ETF Market Price**	0.63%	3.76%	4.27%	3.66%
MSCI World Index (Net)	2.84%	6.70%	6.90%	8.67%
MSCI All Country World Index (Net)	2.11%	6.14%	6.46%	7.92%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the einvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.39% and the net expense ratio is 2.06%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**     The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

The MSCI All Country World Index (Net) is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

ADVISORSHARES TRUST

AdvisorShares Vice ETF (ACT)

The AdvisorShares Vice ETF (ACT) was launched with an inception date of December 12, 2017. For its most recent 12-month timeframe of July 1, 2019 through June 30, 2020, the Fund returned -6.99% based on market price and -6.91% based on Net Asset Value. During the same timeframe, the Standard & Poor’s 500 Index returned was positive. In the first six months of 2020, the Fund’s performance was impacted by the COVID-19 pandemic. After a low point for the past year in March, the Fund rebounded well for April through June 2020, gaining 19.68% on market price and 19.18% on its Net Asset Value.

The AdvisorShares Vice ETF focuses primarily on alcohol, tobacco and cannabis-related stocks. Its performance is subject, in large part, to the overall performance of those areas, although we aim for relative outperformance through good individual security selection and successful trading techniques. Top contributors to performance came primarily from the Fund’s largest positions in certain alcohol producers and sellers, plus pharmaceutical and healthcare companies that we hold as cannabis-related.

On the other hand, the primary drag to performance was caused by some smaller-weight holdings in “big beer” alcohol companies, alcohol-related restaurant and entertainment companies, and some cannabis-related consumer companies. During the extreme volatility of COVID, the fund did underweight restaurants and hold excess cash before more fully reinvesting months later.

The overall market seems unpredictable at this point as COVID-19 weighs on the economy. In negative or stagnant markets, alcohol, tobacco and other vice-oriented stocks can often look attractive and show their “market-resistant” qualities. We expect this Vice ETF to perform with less volatility than the overall market and to offer good growth as individuals continue to support consumer alcohol brands.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 12, 2017* to June 30, 2020

HISTORICAL PERFORMANCE
Total Return as of June 30, 2020

	1 Year	Since Inception 12/12/2017*
AdvisorShares VICE ETF NAV	-6.91%	-1.88%
AdvisorShares VICE ETF Market Price**	-6.99%	-1.91%
S&P 500 Index	7.51%	8.25%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.18% and the net expense ratio is 0.75%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

____________

*      Commencement of operations.

**     The price used to calculate market return (“Market Price’’) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST

Shareholder Expense Examples (unaudited)

As a shareholder of the Fund, you incur transaction cost and ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an initial investment of $1,000 invested at January 1, 2020 and held for the period ended June 30, 2020, unless noted below for Funds not in operations for the full six month period.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses attributable to your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses for the period. You may use this information to compare the ongoing costs of investing in the Funds and other ETF funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Annualized Expense Ratio for the Period	Expenses Paid(1)
AdvisorShares Dorsey Wright ADR ETF
Actual	$1,000.00	$981.50	1.10%	$5.42
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.39	1.10%	$5.52
AdvisorShares Dorsey Wright Alpha Equal Weight ETF
Actual	$1,000.00	$817.20	0.99%	$4.47
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.94	0.99%	$4.97
AdvisorShares Dorsey Wright FSM All Cap World ETF(2)
Actual	$1,000.00	$1,123.40	0.99%	$5.23
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.94	0.99%	$4.97
AdvisorShares Dorsey Wright FSM US Core ETF(2)
Actual	$1,000.00	$1,094.20	0.99%	$5.15
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.94	0.99%	$4.97

ADVISORSHARES TRUST

Shareholder Expense Examples (unaudited) (continued)

Fund Name	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Annualized Expense Ratio for the Period	Expenses Paid(1)
AdvisorShares Dorsey Wright Micro-Cap ETF
Actual	$1,000.00	$886.70	1.25%	$5.86
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.65	1.25%	$6.27
AdvisorShares Dorsey Wright Short ETF
Actual	$1,000.00	$849.20	1.08%	$4.97
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.49	1.08%	$5.42
AdvisorShares DoubleLine Value Equity ETF
Actual	$1,000.00	$884.00	0.90%	$4.22
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.39	0.90%	$4.52
AdvisorShares Focused Equity ETF
Actual	$1,000.00	$957.50	0.75%	$3.65
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.13	0.75%	$3.77
AdvisorShares FolioBeyond Smart Core Bond ETF(2)
Actual	$1,000.00	$986.50	0.95%	$4.69
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.14	0.95%	$4.77
AdvisorShares Newfleet Multi-Sector Income ETF
Actual	$1,000.00	$1,005.60	0.75%	$3.74
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.13	0.75%	$3.77
AdvisorShares Pure Cannabis ETF
Actual	$1,000.00	$870.10	0.74%	$3.44
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.18	0.74%	$3.72
AdvisorShares Ranger Equity Bear ETF
Actual	$1,000.00	$903.60	1.71%	$8.09
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,016.36	1.71%	$8.57
AdvisorShares Sage Core Reserves ETF
Actual	$1,000.00	$995.10	0.35%	$1.74
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.12	0.35%	$1.76
AdvisorShares STAR Global Buy-Write ETF(2)
Actual	$1,000.00	$939.40	1.85%	$8.92
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,015.66	1.85%	$9.27
AdvisorShares Vice ETF
Actual	$1,000.00	$907.20	0.99%	$4.69
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.94	0.99%	$4.97

____________

(1)   Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 1842/366 (to reflect the six-month period).

(2)   The Fund invests in other funds and indirectly bears its proportionate shares of fees and expenses incurred by the funds in which the Fund is invested in. These ratios do not include these indirect fees and expenses.

ADVISORSHARES DORSEY WRIGHT ADR ETF Schedule of Investments June 30, 2020
Investments	Shares	Value
COMMON STOCKS — 99.7%
Apparel — 2.9%
LVMH Moet Hennessy Louis Vuitton SE (France)(a)	25,024	$2,212,872
Biotechnology — 7.6%
Argenx SE (Netherlands)*(a)	18,983	4,275,541
Genmab A/S (Denmark)*(a)	44,706	1,515,086
Total Biotechnology		5,790,627
Commercial Services — 8.2%
Experian PLC (United Kingdom)(a)	44,176	1,553,228
New Oriental Education & Technology Group, Inc. (China)*(a)	14,215	1,851,220
TAL Education Group (China)*(a)	41,666	2,849,121
Total Commercial Services		6,253,569
Computers — 2.4%
Logitech International SA (Switzerland)(b)	27,551	1,796,876
Electric — 2.2%
Enel SpA (Italy)(a)	191,488	1,641,052
Electronics — 2.7%
Allegion PLC	20,125	2,057,177
Food — 2.6%
Nestle SA (Switzerland)(a)	17,624	1,946,395
Gas — 1.9%
National Grid PLC (United Kingdom)(a)(b)	23,632	1,435,408
Healthcare – Products — 3.9%
Koninklijke Philips NV (Netherlands)*	29,674	1,389,930
Smith & Nephew PLC (United Kingdom)(a)(b)	40,531	1,545,042
Total Healthcare – Products		2,934,972
Healthcare – Services — 2.7%
ICON PLC (Ireland)*	12,037	2,027,753
Internet — 12.7%
21Vianet Group, Inc. (China)*(a)(b)	79,612	1,899,542
MercadoLibre, Inc. (Argentina)*	4,537	4,472,439
Tencent Holdings Ltd. (China)(a)(b)	26,388	1,688,832
Vipshop Holdings Ltd. (China)*(a)	80,158	1,595,946
Total Internet		9,656,759
Investments	Shares	Value
COMMON STOCKS (continued)
Media — 1.8%
Thomson Reuters Corp. (Canada)	19,751	$1,342,475
Mining — 12.1%
AngloGold Ashanti Ltd. (Australia)(a)	120,233	3,545,671
Gold Fields Ltd. (South Africa)(a)	409,449	3,848,821
Sibanye Stillwater Ltd. (South Africa)*(a)	206,275	1,784,279
Total Mining		9,178,771
Pharmaceuticals — 14.9%
AstraZeneca PLC (United Kingdom)(a)	43,902	2,321,977
Dr Reddy’s Laboratories Ltd. (India)(a)	34,600	1,834,146
Galapagos NV (Belgium)*(a)(b)	18,324	3,615,142
Novartis AG (Switzerland)(a)	17,616	1,538,581
Novo Nordisk A/S (Denmark)(a)	30,839	2,019,338
Total Pharmaceuticals		11,329,184
Semiconductors — 5.5%
ASML Holding NV (Netherlands)	7,578	2,788,931
NXP Semiconductors NV (Netherlands)	12,385	1,412,386
Total Semiconductors		4,201,317
Software — 2.1%
SAP SE (Germany)(a)(b)	11,211	1,569,540
Telecommunications — 9.2%
Chunghwa Telecom Co., Ltd. (Taiwan)(a)	35,816	1,410,076
Mobile TeleSystems PJSC (Russia)(a)	160,369	1,473,791
Nice Ltd. (Israel)*(a)(b)	21,884	4,141,328
Total Telecommunications		7,025,195
Transportation — 4.3%
ZTO Express Cayman, Inc. (China)(a)	88,346	3,243,182
Total Common Stocks (Cost $55,117,964)		75,643,124
MONEY MARKET FUND — 0.4%
Invesco Government & Agency Portfolio – Private Investment Class, 0.01%(c) (Cost $312,749)	312,749	312,749

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ADR ETF Schedule of Investments (continued) June 30, 2020
Investments	Principal	Value
REPURCHASE AGREEMENTS — 11.5%(d)
Citigroup Global Markets, Inc., dated 06/30/20, due 07/01/20, 0.09%, total to be received $2,033,225, (collateralized by various U.S. Government Agency Obligations, 0.50% – 7.50%, 07/31/21 – 05/20/70, totaling $2,065,743)	$2,033,220	$2,033,220
HSBC Securities USA, Inc., dated 06/30/20, due 07/01/20, 0.08%, total to be received $2,033,225, (collateralized by various U.S. Government Agency Obligations, 0.00% – 4.50%, 05/15/44 – 03/20/50, totaling $2,068,343)	2,033,220	2,033,220
JP Morgan Securities LLC, dated 06/30/20, due 07/01/20, 0.07%, total to be received $602,739, (collateralized by various U.S. Government Agency Obligations, 0.00% – 2.50%, 10/08/20 – 04/30/23, totaling $614,520)	602,738	602,738
Nomura Securities International, Inc., dated 06/30/20, due 07/01/20, 0.09%, total to be received $2,033,225, (collateralized by various U.S. Government Agency Obligations, 2.45% – 6.00%, 07/01/27 – 10/20/68, totaling $2,067,509)	2,033,220	2,033,220
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/30/20, due 07/01/20, 0.09%, total to be received $2,033,225, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.00%, 07/31/20 – 07/01/50, totaling $2,069,023)	$2,033,220	$2,033,220
Total Repurchase Agreements (Cost $8,735,618)		8,735,618
Total Investments — 111.6% (Cost $64,166,331)		84,691,491
Liabilities in Excess of Other Assets — (11.6%)		(8,812,169)
Net Assets — 100.0%		$75,879,322

____________

PLC — Public Limited Company

*         Non-income producing security.

(a)      American Depositary Receipt.

(b)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $13,819,242; the aggregate market value of the collateral held by the fund is $13,985,470. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $5,249,852.

(c)      Rate shown reflects the 7-day yield as of June 30, 2020.

(d)      Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ADR ETF Schedule of Investments (continued) June 30, 2020

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$75,643,124	$—	$—	$75,643,124
Money Market Fund	312,749	—	—	312,749
Repurchase Agreements	—	8,735,618	—	8,735,618
Total	$75,955,873	$8,735,618	$—	$84,691,491

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Apparel	2.9%
Biotechnology	7.6
Commercial Services	8.2
Computers	2.4
Electric	2.2
Electronics	2.7
Food	2.6
Gas	1.9
Healthcare – Products	3.9
Healthcare – Services	2.7
Internet	12.7
Media	1.8
Mining	12.1
Pharmaceuticals	14.9
Semiconductors	5.5
Software	2.1
Telecommunications	9.2
Transportation	4.3
Money Market Fund	0.4
Repurchase Agreements	11.5
Total Investments	111.6
Liabilities in Excess of Other Assets	(11.6)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ALPHA EQUAL WEIGHT ETF Schedule of Investments June 30, 2020
Investments	Shares	Value
COMMON STOCKS — 99.2%
Advertising — 3.1%
Trade Desk, Inc. (The), Class A*(a)	2,978	$1,210,557
Apparel — 2.3%
NIKE, Inc., Class B	9,377	919,415
Computers — 5.4%
Apple, Inc.	2,928	1,068,135
EPAM Systems, Inc.*	4,109	1,035,509
Total Computers		2,103,644
Distribution/Wholesale — 2.4%
Pool Corp.	3,541	962,692
Diversified Financial Services — 2.4%
Mastercard, Inc., Class A	3,134	926,724
Electronics — 2.4%
Mettler-Toledo International, Inc.*	1,187	956,188
Entertainment — 2.6%
Eldorado Resorts, Inc.*(a)	25,508	1,021,850
Healthcare – Products — 14.3%
Danaher Corp.	5,666	1,001,919
Edwards Lifesciences Corp.*	12,060	833,466
IDEXX Laboratories, Inc.*	3,036	1,002,366
Masimo Corp.*	3,986	908,768
Repligen Corp.*	7,301	902,477
West Pharmaceutical Services, Inc.	4,303	977,512
Total Healthcare – Products		5,626,508
Healthcare – Services — 6.9%
Amedisys, Inc.*	4,795	951,999
Humana, Inc.	2,216	859,254
UnitedHealth Group, Inc.	3,082	909,036
Total Healthcare – Services		2,720,289
Household Products/Wares — 2.5%
Helen of Troy Ltd.*	5,160	972,970
Internet — 2.6%
Amazon.com, Inc.*	376	1,037,316
Pharmaceuticals — 4.8%
Becton Dickinson and Co.	3,717	889,367
Horizon Therapeutics PLC*	18,107	1,006,387
Total Pharmaceuticals		1,895,754
Investments	Shares	Value
COMMON STOCKS (continued)
Retail — 20.4%
Best Buy Co., Inc.	11,871	$1,035,982
Burlington Stores, Inc.*	4,525	891,108
Carvana Co.*	10,635	1,278,327
Chipotle Mexican Grill, Inc.*	935	983,957
Dollar General Corp.	4,881	929,879
Domino’s Pizza, Inc.	2,440	901,434
Home Depot, Inc. (The)	3,755	940,665
RH*(a)	4,200	1,045,380
Total Retail		8,006,732
Semiconductors — 7.9%
Broadcom, Inc.	3,213	1,014,055
Monolithic Power Systems, Inc.	4,575	1,084,275
NVIDIA Corp.	2,672	1,015,119
Total Semiconductors		3,113,449
Software — 19.2%
ANSYS, Inc.*	3,269	953,665
Cadence Design Systems, Inc.*	10,160	974,954
Fiserv, Inc.*	8,979	876,530
Five9, Inc.*	8,953	990,829
Paycom Software, Inc.*	3,180	984,941
ServiceNow, Inc.*	2,420	980,245
Tyler Technologies, Inc.*	2,491	864,078
Veeva Systems, Inc., Class A*	3,983	933,695
Total Software		7,558,937
Total Common Stocks (Cost $35,720,241)		39,033,025
MONEY MARKET FUND — 0.8%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.10%(b) (Cost $332,884)	332,884	332,884
See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ALPHA EQUAL WEIGHT ETF Schedule of Investments (continued) June 30, 2020
Investments	Shares/ Principal	Value
REPURCHASE AGREEMENT — 0.6%(c)
RBC Dominion Securities, Inc., dated 06/30/20, due 07/01/20, 0.09%, total to be received $218,121, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.00%, 07/31/20 – 07/01/50, totaling $221,961) (Cost $218,120)	$218,120	$218,120
Total Investments — 100.6% (Cost $36,271,245)		39,584,029
Liabilities in Excess of Other Assets — (0.6%)		(250,674)
Net Assets — 100.0%		$39,333,355

____________

PLC — Public Limited Company

*        Non-income producing security.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,177,883; the aggregate market value of the collateral held by the fund is $2,230,167. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $2,012,047.

(b)      Rate shown reflects the 7-day yield as of June 30, 2020.

(c)      Collateral received from brokers for securities lending was invested in these short-term investments.

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$39,033,025	$—	$—	$39,033,025
Money Market Fund	332,884	—	—	332,884
Repurchase Agreement	—	218,120	—	218,120
Total	$39,365,909	$218,120	$—	$39,584,029

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT ALPHA EQUAL WEIGHT ETF Schedule of Investments (continued) June 30, 2020

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	3.1%
Apparel	2.3
Computers	5.4
Distribution/Wholesale	2.4
Diversified Financial Services	2.4
Electronics	2.4
Entertainment	2.6
Healthcare – Products	14.3
Healthcare – Services	6.9
Household Products/Wares	2.5
Internet	2.6
Pharmaceuticals	4.8
Retail	20.4
Semiconductors	7.9
Software	19.2
Money Market Fund	0.8
Repurchase Agreement	0.6
Total Investments	100.6
Liabilities in Excess of Other Assets	(0.6)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF Schedule of Investments June 30, 2020
Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS — 99.9%
Equity Fund — 99.9%
Invesco QQQ Trust Series 1(a)	151,600	$37,536,160
iShares Morningstar Large-Cap Growth ETF	153,740	36,048,955
Total Exchange Traded Funds (Cost $69,229,218)		73,585,115
MONEY MARKET FUND — 0.1%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.06%(b) (Cost $103,275)	103,275	103,275
REPURCHASE AGREEMENTS — 30.3%(c)
Citigroup Global Markets, Inc., dated 06/30/20, due 07/01/20, 0.09%, total to be received $5,195,520, (collateralized by various U.S. Government Agency Obligations, 0.50% – 7.50%, 07/31/21 – 05/20/70, totaling $5,278,612)	$5,195,507	5,195,507
Daiwa Capital Markets America, dated 06/30/20, due 07/01/20, 0.10%, total to be received $5,195,521, (collateralized by various U.S. Government Agency Obligations, 0.00% – 6.50%, 07/28/20 – 03/01/52, totaling $5,285,346)	5,195,507	5,195,507
HSBC Securities USA, Inc., dated 06/30/20, due 07/01/20, 0.08%, total to be received $5,280,344, (collateralized by various U.S. Government Agency Obligations, 0.00% – 4.50%, 05/15/44 – 03/20/50, totaling $5,371,547)	5,280,332	5,280,332
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
JP Morgan Securities LLC, dated 06/30/20, due 07/01/20, 0.07%, total to be received $1,455,363, (collateralized by various U.S. Government Agency Obligations, 0.00% – 2.50%, 10/08/20 – 04/30/23, totaling $1,483,808)	$1,455,360	$1,455,360
RBC Dominion Securities, Inc., dated 06/30/20, due 07/01/20, 0.09%, total to be received $5,195,520, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.00%, 07/31/20 – 07/01/50, totaling $5,286,996)	5,195,507	5,195,507
Total Repurchase Agreements (Cost $22,322,213)		22,322,213
Total Investments — 130.3% (Cost $91,654,706)		96,010,603
Liabilities in Excess of Other Assets — (30.3%)		(22,325,807)
Net Assets — 100.0%		$73,684,796

____________

ETF — Exchange Traded Fund

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $36,785,437; the aggregate market value of the collateral held by the fund is $36,813,069. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $14,490,856.

(b)     Rate shown reflects the 7-day yield as of June 30, 2020.

(c)      Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT FSM ALL CAP WORLD ETF Schedule of Investments (continued) June 30, 2020

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$73,585,115	$—	$—	$73,585,115
Money Market Fund	103,275	—	—	103,275
Repurchase Agreements	—	22,322,213	—	22,322,213
Total	$73,688,390	$22,322,213	$—	$96,010,603

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	99.9%
Money Market Fund	0.1
Repurchase Agreements	30.3
Total Investments	130.3
Liabilities in Excess of Other Assets	(30.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT FSM US CORE ETF Schedule of Investments June 30, 2020
Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS — 99.5%
Equity Fund — 99.5%
Invesco QQQ Trust Series 1(a)	95,510	$23,648,276
iShares Edge MSCI USA Momentum Factor ETF(a)	174,845	22,904,695
Total Exchange Traded Funds (Cost $43,273,431)		46,552,971
MONEY MARKET FUND — 0.5%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.06%(b) (Cost $224,948)	224,948	224,948
REPURCHASE AGREEMENTS — 48.9%(c)
Citigroup Global Markets, Inc., dated 06/30/20, due 07/01/20, 0.09%, total to be received $5,320,840, (collateralized by various U.S. Government Agency Obligations, 0.50% – 7.50%, 07/31/21 – 05/20/70, totaling $5,405,937)	$5,320,827	5,320,827
HSBC Securities USA, Inc., dated 06/30/20, due 07/01/20, 0.08%, total to be received $5,320,839, (collateralized by various U.S. Government Agency Obligations, 0.00% – 4.50%, 05/15/44 – 03/20/50, totaling $5,412,741)	5,320,827	5,320,827
JP Morgan Securities LLC, dated 06/30/20, due 07/01/20, 0.07%, total to be received $1,577,336, (collateralized by various U.S. Government Agency Obligations, 0.00% – 2.50%, 10/08/20 – 04/30/23, totaling $1,608,165)	1,577,333	1,577,333
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Nomura Securities International, Inc., dated 06/30/20, due 07/01/20, 0.09%, total to be received $5,320,840, (collateralized by various U.S. Government Agency Obligations, 2.45% – 6.00%, 07/01/27 – 10/20/68, totaling $5,410,558)	$5,320,827	$5,320,827
RBC Dominion Securities, Inc., dated 06/30/20, due 07/01/20, 0.09%, total to be received $5,320,840, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.00%, 07/31/20 – 07/01/50, totaling $5,414,523)	5,320,827	5,320,827
Total Repurchase Agreements (Cost $22,860,641)		22,860,641
Total Investments — 148.9% (Cost $66,359,020)		69,638,560
Liabilities in Excess of Other Assets — (48.9%)		(22,871,311)
Net Assets — 100.0%		$46,767,249

____________

ETF — Exchange Traded Fund

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $23,044,589; the aggregate market value of the collateral held by the fund is $23,057,159. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $196,518.

(b)      Rate shown reflects the 7-day yield as of June 30, 2020.

(c)      Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT FSM US CORE ETF Schedule of Investments (continued) June 30, 2020

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$46,552,971	$—	$—	$46,552,971
Money Market Fund	224,948	—	—	224,948
Repurchase Agreements	—	22,860,641	—	22,860,641
Total	$46,777,919	$22,860,641	$—	$69,638,560

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	99.5%
Money Market Fund	0.5
Repurchase Agreements	48.9
Total Investments	148.9
Liabilities in Excess of Other Assets	(48.9)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF Schedule of Investments June 30, 2020
Investments	Shares	Value
COMMON STOCKS — 99.7%
Auto Parts & Equipment — 1.0%
Shyft Group, Inc. (The)	555	$9,346
XPEL, Inc.*	741	11,589
Total Auto Parts & Equipment		20,935
Banks — 2.3%
Bank First Corp.(a)	177	11,346
Bank of Marin Bancorp	202	6,733
Luther Burbank Corp.	943	9,430
Red River Bancshares, Inc.	212	9,305
Stock Yards Bancorp, Inc.	273	10,974
Total Banks		47,788
Beverages — 1.1%
Celsius Holdings, Inc.*	1,934	22,763
Biotechnology — 17.9%
Adverum Biotechnologies, Inc.*	742	15,493
Anavex Life Sciences Corp.*	2,361	11,616
Applied Genetic Technologies Corp.*	2,050	11,357
Ardelyx, Inc.*	1,703	11,785
Aspira Women’s Health, Inc.*(a)	2,556	9,815
Assembly Biosciences, Inc.*	510	11,893
Atreca, Inc., Class A*(a)	541	11,512
BrainStorm Cell Therapeutics, Inc.*(a)	1,500	16,815
Catabasis Pharmaceuticals, Inc.*	1,414	9,092
Compugen Ltd. (Israel)*	1,990	29,890
Cue Biopharma, Inc.*	635	15,564
Kodiak Sciences, Inc.*(a)	913	49,411
Liquidia Technologies, Inc.*(a)	1,060	8,925
Mersana Therapeutics, Inc.*	1,259	29,461
Molecular Templates, Inc.*	972	13,404
NantKwest, Inc.*(a)	1,668	20,483
Ovid therapeutics, Inc.*(a)	1,336	9,846
Prevail Therapeutics, Inc.*	653	9,730
Scholar Rock Holding Corp.*(a)	577	10,507
Twist Bioscience Corp.*	265	12,004
Veracyte, Inc.*(a)	693	17,949
Veru, Inc.*	2,867	9,576
XBiotech, Inc.*	691	9,474
Xenon Pharmaceuticals, Inc. (Canada)*	674	8,452
Zymeworks, Inc. (Canada)*(a)	399	14,392
Total Biotechnology		378,446
Investments	Shares	Value
COMMON STOCKS (continued)
Building Materials — 0.5%
LSI Industries, Inc.	1,518	$9,821
Chemicals — 0.5%
Oil-Dri Corp. of America	286	9,924
Commercial Services — 2.6%
American Public Education, Inc.*	303	8,969
PFSweb, Inc.*	1,357	9,065
R1 RCM, Inc.*	1,279	14,261
Universal Technical Institute, Inc.*	1,340	9,313
Vectrus, Inc.*	279	13,707
Total Commercial Services		55,315
Computers — 2.4%
ExOne Co. (The)*(a)	1,090	9,319
iCAD, Inc.*	1,208	12,068
Kornit Digital Ltd. (Israel)*	381	20,338
Mitek Systems, Inc.*	1,034	9,937
Total Computers		51,662
Cosmetics/Personal Care — 0.5%
elf Beauty, Inc.*	566	10,794
Diversified Financial Services — 1.7%
Freedom Holding Corp. NV (Kazakhstan)*	538	10,055
Hamilton Lane, Inc., Class A	249	16,775
I3 Verticals, Inc., Class A*	311	9,408
Total Diversified Financial Services		36,238
Electric — 1.5%
Ameresco, Inc., Class A*(a)	798	22,168
Genie Energy Ltd., Class B	1,197	8,810
Total Electric		30,978
Electrical Components & Equipment — 1.4%
Novanta, Inc.*	281	30,002
Electronics — 3.4%
Akoustis Technologies, Inc.*(a)	1,208	10,014
Camtek Ltd. (Israel)	1,152	14,492
CyberOptics Corp.*	480	15,461
RADA Electronic Industries Ltd. (Israel)*	1,561	10,209
Turtle Beach Corp.*	719	10,584
Wrap Technologies, Inc.*(a)	1,091	11,434
Total Electronics		72,194

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF Schedule of Investments (continued) June 30, 2020
Investments	Shares	Value
COMMON STOCKS (continued)
Energy – Alternate Sources — 0.5%
FutureFuel Corp.	942	$11,257
Engineering & Construction — 1.6%
Construction Partners, Inc., Class A*(a)	736	13,071
Great Lakes Dredge & Dock Corp.*	1,223	11,325
IES Holdings, Inc.*	418	9,685
Total Engineering & Construction		34,081
Entertainment — 0.5%
Accel Entertainment, Inc.*(a)	993	9,563
Environmental Control — 3.0%
Casella Waste Systems, Inc., Class A*	924	48,159
Energy Recovery, Inc.*(a)	1,109	8,423
Sharps Compliance Corp.*(a)	1,068	7,508
Total Environmental Control		64,090
Food — 1.9%
Ingles Markets, Inc., Class A	261	11,241
Landec Corp.*	932	7,419
Natural Grocers by Vitamin Cottage, Inc.	711	10,580
SpartanNash Co.	538	11,432
Total Food		40,672
Forest Products & Paper — 1.1%
Clearwater Paper Corp.*	380	13,729
P H Glatfelter Co.	652	10,465
Total Forest Products & Paper		24,194
Healthcare – Products — 3.0%
Castle Biosciences, Inc.*	264	9,950
CytoSorbents Corp.*(a)	913	9,039
iRadimed Corp.*	414	9,609
OrthoPediatrics Corp.*(a)	188	8,227
Utah Medical Products, Inc.	101	8,951
Zynex, Inc.*(a)	728	18,105
Total Healthcare – Products		63,881
Healthcare – Services — 1.4%
Addus HomeCare Corp.*	183	16,939
Vapotherm, Inc.*	301	12,338
Total Healthcare – Services		29,277
Investments	Shares	Value
COMMON STOCKS (continued)
Holding Companies – Diversified — 0.5%
Collier Creek Holdings, Class A*	784	$10,741
Home Furnishings — 1.0%
Universal Electronics, Inc.*	207	9,692
VOXX International Corp.*	2,004	11,583
Total Home Furnishings		21,275
Insurance — 3.2%
Goosehead Insurance, Inc., Class A*	270	20,293
HCI Group, Inc.(a)	220	10,160
Kinsale Capital Group, Inc.	245	38,026
Total Insurance		68,479
Internet — 5.0%
Allot Ltd. (Israel)*	840	8,795
ChannelAdvisor Corp.*	730	11,563
EverQuote, Inc., Class A*(a)	789	45,888
TechTarget, Inc.*	445	13,363
Tucows, Inc., Class A*(a)	169	9,687
US Auto Parts Network, Inc.*	1,889	16,359
Total Internet		105,655
Investment Companies — 0.4%
Newtek Business Services Corp.	413	7,525
Leisure Time — 1.8%
Clarus Corp.	990	11,464
Nautilus, Inc.*	1,500	13,905
Vista Outdoor, Inc.*	940	13,583
Total Leisure Time		38,952
Metal Fabricate/Hardware — 1.1%
Northwest Pipe Co.*	397	9,953
Omega Flex, Inc.	115	12,167
Total Metal Fabricate/Hardware		22,120
Miscellaneous Manufacturing — 0.9%
Smith & Wesson Brands, Inc.*	912	19,626
Oil & Gas — 0.5%
Sprague Resources LP	710	11,183
Packaging & Containers — 0.5%
UFP Technologies, Inc.*	255	11,235

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF Schedule of Investments (continued) June 30, 2020
Investments	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals — 7.4%
Aeglea BioTherapeutics, Inc.*	1,157	$10,702
Corbus Pharmaceuticals Holdings, Inc.*(a)	1,351	11,335
Cytokinetics, Inc.*(a)	712	16,782
Heska Corp.*	113	10,528
Kadmon Holdings, Inc.*	2,421	12,396
Kala Pharmaceuticals, Inc.*(a)	1,105	11,614
Lifevantage Corp.*	668	9,031
Mirum Pharmaceuticals, Inc.*(a)	550	10,703
Neoleukin Therapeutics, Inc.*	795	13,197
NeuBase Therapeutics, Inc.*(a)	1,578	13,855
Ocular Therapeutix, Inc.*(a)	1,646	13,711
Relmada Therapeutics, Inc.*(a)	240	10,740
Spero Therapeutics, Inc.*	850	11,500
Total Pharmaceuticals		156,094
REITS — 2.7%
Community Healthcare Trust, Inc.	277	11,329
Dynex Capital, Inc.	457	6,535
Farmland Partners, Inc.	1,418	9,713
Gladstone Land Corp.	614	9,738
Global Medical REIT, Inc.	1,004	11,376
UMH Properties, Inc.	626	8,094
Total REITS		56,785
Retail — 3.1%
Aspen Aerogels, Inc.*	1,391	9,153
El Pollo Loco Holdings, Inc.*(a)	677	9,993
GrowGeneration Corp.*(a)	1,843	12,606
PetMed Express, Inc.	311	11,084
Sportsman’s Warehouse Holdings, Inc.*	1,556	22,173
Total Retail		65,009
Semiconductors — 3.7%
ACM Research, Inc., Class A*(a)	271	16,900
Atomera, Inc.*(a)	1,134	10,206
Axcelis Technologies, Inc.*	396	11,029
AXT, Inc.*	1,784	8,492
CEVA, Inc.*	305	11,413
DSP Group, Inc.*	663	10,528
Photronics, Inc.*	781	8,692
Total Semiconductors		77,260
Investments	Shares	Value
COMMON STOCKS (continued)
Software — 11.0%
American Software, Inc., Class A	690	$10,874
AppFolio, Inc., Class A*	254	41,328
Daily Journal Corp.*(a)	40	10,800
Digital Turbine, Inc.*	1,706	21,444
eGain Corp.*	1,023	11,366
Five9, Inc.*	363	40,173
Magic Software Enterprises Ltd. (Israel)	897	10,136
MTBC, Inc.*	1,235	10,238
PDF Solutions, Inc.*	534	10,445
Rosetta Stone, Inc.*	550	9,273
Sapiens International Corp. NV (Israel)	671	18,775
Sciplay Corp., Class A*	762	11,301
Simulations Plus, Inc.	217	12,981
Veritone, Inc.*(a)	822	12,215
Total Software		231,349
Telecommunications — 5.3%
A10 Networks, Inc.*	1,474	10,038
Anterix, Inc.*	227	10,292
AudioCodes Ltd. (Israel)	1,190	37,830
Calix, Inc.*	1,140	16,986
Consolidated Communications Holdings, Inc.*	1,466	9,925
Neonode, Inc.*	1,364	11,580
NeoPhotonics Corp.*	941	8,356
PCTEL, Inc.*	1,039	6,941
Total Telecommunications		111,948
Transportation — 0.7%
CryoPort, Inc.*(a)	467	14,127
Water — 1.1%
Middlesex Water Co.	198	13,302
York Water Co. (The)	211	10,119
Total Water		23,421
Total Common Stocks (Cost $1,610,885)		2,106,659
MONEY MARKET FUND — 2.1%
STIT – Government & Agency Portfolio, Institutional Class, 0.09%(b) (Cost $44,250)	44,250	44,250

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF Schedule of Investments (continued) June 30, 2020
Investments	Principal	Value
REPURCHASE AGREEMENTS — 13.1%(c)
BofA Securities, Inc., dated 06/30/20, due 07/01/20, 0.07%, total to be received $26,942, (collateralized by various U.S. Government Agency Obligations, 0.13% – 5.00%, 10/15/24 – 02/15/48, totaling $27,435)	$26,942	$26,942
Citigroup Global Markets, Inc., dated 06/30/20, due 07/01/20, 0.09%, total to be received $249,001, (collateralized by various U.S. Government Agency Obligations, 0.50% – 7.50%, 07/31/21 – 05/20/70, totaling $252,983)	249,000	249,000
Total Repurchase Agreements (Cost $275,942)		275,942
Total Investments — 114.9% (Cost $1,931,077)		2,426,851
Liabilities in Excess of Other Assets — (14.9%)		(315,054)
Net Assets — 100.0%		$2,111,797

____________

LP — Limited Partnership

REITS — Real Estate Investment Trusts

*         Non-income producing security.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $508,908; the aggregate market value of the collateral held by the fund is $516,946. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $241,004.

(b)      Rate shown reflects the 7-day yield as of June 30, 2020.

(c)      Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT MICRO-CAP ETF Schedule of Investments (continued) June 30, 2020

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,106,659	$—	$—	$2,106,659
Money Market Fund	44,250	—	—	44,250
Repurchase Agreements	—	275,942	—	275,942
Total	$2,150,909	$275,942	$—	$2,426,851

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Auto Parts & Equipment	1.0%
Banks	2.3
Beverages	1.1
Biotechnology	17.9
Building Materials	0.5
Chemicals	0.5
Commercial Services	2.6
Computers	2.4
Cosmetics/Personal Care	0.5
Diversified Financial Services	1.7
Electric	1.5
Electrical Components & Equipment	1.4
Electronics	3.4
Energy – Alternate Sources	0.5
Engineering & Construction	1.6
Entertainment	0.5
Environmental Control	3.0
Food	1.9
Forest Products & Paper	1.1
Healthcare – Products	3.0
Healthcare – Services	1.4
Holding Companies – Diversified	0.5

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of Net Assets
Home Furnishings	1.0%
Insurance	3.2
Internet	5.0
Investment Companies	0.4
Leisure Time	1.8
Metal Fabricate/Hardware	1.1
Miscellaneous Manufacturing	0.9
Oil & Gas	0.5
Packaging & Containers	0.5
Pharmaceuticals	7.4
REITS	2.7
Retail	3.1
Semiconductors	3.7
Software	11.0
Telecommunications	5.3
Transportation	0.7
Water	1.1
Money Market Fund	2.1
Repurchase Agreements	13.1
Total Investments	114.9
Liabilities in Excess of Other Assets	(14.9)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF Schedule of Investments June 30, 2020
Investments	Shares	Value
EXCHANGE TRADED FUND — 15.2%
Debt Fund — 15.2%
AdvisorShares Sage Core Reserves ETF† (Cost $17,451,005)	175,000	$17,212,125
MONEY MARKET FUND — 85.3%
STIT – Government & Agency Portfolio, Institutional Class, 0.09%(a) (Cost $96,503,312)	96,503,312	96,503,312
Total Investments Before Securities Sold, Not Yet Purchased (Cost $113,954,317)		113,715,437
Securities Sold, Not Yet Purchased — (97.2)%(b)
COMMON STOCKS — (97.2)%
Aerospace/Defense — (3.0)%
Boeing Co. (The)	(5,894)	(1,080,370)
Hexcel Corp.	(29,045)	(1,313,415)
Spirit AeroSystems Holdings, Inc., Class A	(43,855)	(1,049,889)
Total Aerospace/Defense		(3,443,674)
Airlines — (3.3)%
Alaska Air Group, Inc.	(29,687)	(1,076,451)
American Airlines Group, Inc.	(94,519)	(1,235,363)
United Airlines Holdings, Inc.*	(42,531)	(1,471,998)
Total Airlines		(3,783,812)
Apparel — (2.2)%
PVH Corp.	(21,599)	(1,037,832)
Tapestry, Inc.	(59,823)	(794,449)
Under Armour, Inc., Class C*	(79,957)	(706,820)
Total Apparel		(2,539,101)
Auto Parts & Equipment — (1.3)%
Goodyear Tire & Rubber Co. (The)	(158,341)	(1,416,360)
Banks — (9.5)%
CIT Group, Inc.	(62,162)	(1,288,618)
Comerica, Inc.	(21,153)	(805,929)
First Horizon National Corp.	(113,269)	(1,128,159)
Hancock Whitney Corp.	(49,372)	(1,046,686)
IBERIABANK Corp.	(23,246)	(1,058,623)
PacWest Bancorp	(55,167)	(1,087,342)
Synovus Financial Corp.	(49,030)	(1,006,586)
Investments	Shares	Value
COMMON STOCKS (continued)
Banks (continued)
Texas Capital Bancshares, Inc.*	(7,673)	$(236,866)
Webster Financial Corp.	(35,556)	(1,017,257)
Wells Fargo & Co.	(41,279)	(1,056,742)
Wintrust Financial Corp.	(24,062)	(1,049,585)
Total Banks		(10,782,393)
Biotechnology — (1.9)%
Bluebird Bio, Inc.*	(15,938)	(972,856)
Sage Therapeutics, Inc.*	(29,135)	(1,211,433)
Total Biotechnology		(2,184,289)
Building Materials — (1.0)%
JELD-WEN Holding, Inc.*	(70,701)	(1,138,993)

Chemicals — (1.9)%
CF Industries Holdings, Inc.	(40,197)	(1,131,144)
Mosaic Co. (The)	(84,410)	(1,055,969)
Total Chemicals		(2,187,113)
Coal — (0.8)%
Peabody Energy Corp.	(309,220)	(890,554)

Commercial Services — (1.8)%
Brink’s Co. (The)	(26,483)	(1,205,241)
Sabre Corp.	(108,074)	(871,077)
Total Commercial Services		(2,076,318)
Computers — (2.6)%
DXC Technology Co.	(49,486)	(816,519)
Hewlett Packard Enterprise Co.	(115,682)	(1,125,586)
NCR Corp.*	(56,433)	(977,419)
Total Computers		(2,919,524)
Cosmetics/Personal Care — (0.6)%
Coty, Inc., Class A	(160,663)	(718,164)
Distribution/Wholesale — (1.1)%
Univar Solutions, Inc.*	(74,253)	(1,251,906)
Diversified Financial Services — (3.1)%
Alliance Data Systems Corp.	(20,119)	(907,769)
Discover Financial Services	(23,175)	(1,160,836)
Invesco Ltd.	(130,278)	(1,401,791)
Total Diversified Financial Services		(3,470,396)
See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF Schedule of Investments (continued) June 30, 2020
Investments	Shares	Value
COMMON STOCKS (continued)
Engineering & Construction — (1.2)%
Fluor Corp.	(113,979)	$(1,376,866)
Entertainment — (2.9)%
Cinemark Holdings, Inc.	(67,779)	(782,847)
Scientific Games Corp.*	(99,296)	(1,535,116)
Six Flags Entertainment Corp.	(48,080)	(923,617)
Total Entertainment		(3,241,580)
Food — (2.0)%
Performance Food Group Co.*	(46,612)	(1,358,274)
US Foods Holding Corp.*	(46,507)	(917,118)
Total Food		(2,275,392)
Gas — (0.8)%
UGI Corp.	(28,338)	(901,148)
Healthcare – Products — (1.1)%
Cantel Medical Corp.	(26,946)	(1,191,822)
Healthcare – Services — (0.8)%
MEDNAX, Inc.*	(49,765)	(850,981)
Insurance — (4.9)%
American Financial Group, Inc.	(17,606)	(1,117,277)
American International Group, Inc.	(40,564)	(1,264,785)
Cincinnati Financial Corp.	(17,231)	(1,103,301)
Lincoln National Corp.	(30,272)	(1,113,707)
Unum Group	(55,396)	(919,020)
Total Insurance		(5,518,090)
Internet — (1.5)%
Expedia Group, Inc.	(11,529)	(947,684)
TripAdvisor, Inc.	(41,191)	(783,041)
Total Internet		(1,730,725)
Iron/Steel — (0.8)%
United States Steel Corp.	(121,279)	(875,634)
Leisure Time — (1.6)%
Carnival Corp.	(43,399)	(712,612)
Royal Caribbean Cruises Ltd.	(21,314)	(1,072,094)
Total Leisure Time		(1,784,706)
Lodging — (1.0)%
MGM Resorts International	(69,751)	(1,171,817)
Machinery – Construction & Mining — (1.2)%
Terex Corp.	(70,653)	(1,326,157)
Investments	Shares	Value
COMMON STOCKS (continued)
Machinery – Diversified — (0.8)%
Middleby Corp. (The)*	(11,374)	$(897,864)
Media — (1.5)%
ViacomCBS, Inc., Class B	(72,652)	(1,694,245)
Mining — (0.8)%
Alcoa Corp.*	(82,948)	(932,335)
Miscellaneous Manufacturing — (0.8)%
Textron, Inc.	(27,861)	(916,905)
Office/Business Equipment — (0.8)%
Xerox Holdings Corp.	(59,946)	(916,574)
Oil & Gas — (14.3)%
Antero Resources Corp.*	(329,841)	(837,796)
Cimarex Energy Co.	(44,020)	(1,210,110)
Concho Resources, Inc.	(17,849)	(919,224)
Continental Resources, Inc.	(63,144)	(1,106,914)
Devon Energy Corp.	(95,053)	(1,077,901)
Diamondback Energy, Inc.	(31,889)	(1,333,598)
Helmerich & Payne, Inc.	(44,092)	(860,235)
HollyFrontier Corp.	(40,999)	(1,197,171)
Marathon Oil Corp.	(211,473)	(1,294,215)
Noble Energy, Inc.	(130,068)	(1,165,409)
Occidental Petroleum Corp.	(66,741)	(1,221,360)
Parsley Energy, Inc., Class A	(135,083)	(1,442,686)
Patterson-UTI Energy, Inc.	(419,107)	(1,454,301)
Transocean Ltd.*	(603,509)	(1,104,422)
Total Oil & Gas		(16,225,342)
Oil & Gas Services — (5.7)%
Baker Hughes Co.	(53,494)	(823,273)
Core Laboratories NV	(74,195)	(1,507,642)
Halliburton Co.	(112,559)	(1,461,016)
National Oilwell Varco, Inc.	(66,825)	(818,606)
RPC, Inc.*	(317,502)	(977,906)
Schlumberger Ltd.	(45,700)	(840,423)
Total Oil & Gas Services		(6,428,866)
Packaging & Containers — (0.9)%
O-I Glass, Inc.	(109,184)	(980,472)
Pharmaceuticals — (1.2)%
Alkermes PLC*	(67,131)	(1,302,677)
Real Estate — (1.0)%
Howard Hughes Corp. (The)*	(20,838)	(1,082,534)

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF Schedule of Investments (continued) June 30, 2020
Investments	Shares	Value
COMMON STOCKS (continued)
REITS — (6.4)%
Diversified Healthcare Trust	(308,067)	$(1,363,197)
EPR Properties	(38,640)	(1,280,143)
Macerich Co. (The)	(57,319)	(514,152)
Ryman Hospitality Properties, Inc.	(31,146)	(1,077,652)
Service Properties Trust	(146,938)	(1,041,790)
Simon Property Group, Inc.	(16,943)	(1,158,562)
Ventas, Inc.	(21,618)	(791,651)
Total REITS		(7,227,147)
Retail — (5.6)%
Foot Locker, Inc.	(25,577)	(745,825)
Gap, Inc. (The)	(118,992)	(1,501,679)
Kohl’s Corp.	(47,833)	(993,491)
Macy’s, Inc.	(174,719)	(1,202,067)
Michaels Cos., Inc. (The)*	(274,827)	(1,943,027)
Total Retail		(6,386,089)
Telecommunications — (1.6)%
CommScope Holding Co., Inc.*	(114,744)	(955,818)
ViaSat, Inc.*	(21,511)	(825,377)
Total Telecommunications		(1,781,195)
Investments	Shares	Value
COMMON STOCKS (continued)
Textiles — (0.8)%
Mohawk Industries, Inc.*	(9,334)	$(949,828)
Transportation — (1.1)%
Ryder System, Inc.	(31,628)	(1,186,366)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(129,073,560)]		(109,955,954)
Total Investments — 3.3% (Cost $(15,119,243))		3,759,483
Other Assets in Excess of Liabilities — 96.7%		109,338,616
Net Assets — 100.0%		$113,098,099

____________

ETF — Exchange Traded Fund

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*         Non-income producing security.

†         Affiliated Company.

(a)      Rate shown reflects the 7-day yield as of June 30, 2020.

(b)      As of June 30, 2020 cash in the amount of $107,102,220 has been segregated as collateral from the broker for securities sold short.

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$17,212,125	$—	$—	$17,212,125
Money Market Fund	96,503,312	—	—	96,503,312
Total	$113,715,437	$—	$—	$113,715,437
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks	$(109,955,954)	$—	$—	$(109,955,954)
Total	$(109,955,954)	$—	$—	$(109,955,954)

See accompanying Notes to Financial Statements.

ADVISORSHARES DORSEY WRIGHT SHORT ETF Schedule of Investments (continued) June 30, 2020

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	(3.0)%
Airlines	(3.3)
Apparel	(2.2)
Auto Parts & Equipment	(1.3)
Banks	(9.5)
Biotechnology	(1.9)
Building Materials	(1.0)
Chemicals	(1.9)
Coal	(0.8)
Commercial Services	(1.8)
Computers	(2.6)
Cosmetics/Personal Care	(0.6)
Debt Fund	15.2
Distribution/Wholesale	(1.1)
Diversified Financial Services	(3.1)
Engineering & Construction	(1.2)
Entertainment	(2.9)
Food	(2.0)
Gas	(0.8)
Healthcare – Products	(1.1)
Healthcare – Services	(0.8)
Insurance	(4.9)
Internet	(1.5)

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of Net Assets
Iron/Steel	(0.8)%
Leisure Time	(1.6)
Lodging	(1.0)
Machinery – Construction & Mining	(1.2)
Machinery – Diversified	(0.8)
Media	(1.5)
Mining	(0.8)
Miscellaneous Manufacturing	(0.8)
Office/Business Equipment	(0.8)
Oil & Gas	(14.3)
Oil & Gas Services	(5.7)
Packaging & Containers	(0.9)
Pharmaceuticals	(1.2)
Real Estate	(1.0)
REITS	(6.4)
Retail	(5.6)
Telecommunications	(1.6)
Textiles	(0.8)
Transportation	(1.1)
Money Market Fund	85.3
Total Investments	3.3
Other Assets in Excess of Liabilities	96.7
Net Assets	100.0%

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2020 were as follows:

Affiliated Fund Name	Value at 6/30/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 6/30/2020	Value at 6/30/2020	Dividend Income
AdvisorShares Sage Core Reserves ETF	$2,490,250	$14,965,755	$—	$—	$(243,880)	175,000	$17,212,125	$211,958

See accompanying Notes to Financial Statements.

ADVISORSHARES DOUBLELINE VALUE EQUITY ETF Schedule of Investments June 30, 2020
Investments	Shares	Value
COMMON STOCKS — 94.7%
Aerospace/Defense — 1.0%
Boeing Co. (The)	2,178	$399,227
Agriculture — 2.3%
Philip Morris International, Inc.	13,791	966,197
Banks — 13.4%
Bank of America Corp.	56,216	1,335,130
Citizens Financial Group, Inc.	30,242	763,308
Goldman Sachs Group, Inc. (The)	3,808	752,537
JPMorgan Chase & Co.	13,362	1,256,830
M&T Bank Corp.	5,985	622,260
PNC Financial Services Group, Inc. (The)	7,943	835,683
Total Banks		5,565,748
Beverages — 2.4%
PepsiCo, Inc.	7,678	1,015,492
Chemicals — 4.2%
Air Products and Chemicals, Inc.	3,219	777,260
DuPont de Nemours, Inc.	18,399	977,539
Total Chemicals		1,754,799
Commercial Services — 1.2%
IHS Markit Ltd.	6,433	485,692
Diversified Financial Services — 3.0%
Capital One Financial Corp.	10,681	668,524
Intercontinental Exchange, Inc.	6,322	579,095
Total Diversified Financial Services		1,247,619
Electric — 1.1%
Ameren Corp.	6,581	463,039
Electronics — 1.7%
Flex Ltd.*	67,192	688,718
Engineering & Construction — 1.2%
KBR, Inc.	22,535	508,164
Food — 3.9%
Mondelez International, Inc., Class A	21,253	1,086,666
US Foods Holding Corp.*	25,855	509,860
Total Food		1,596,526
Investments	Shares	Value
COMMON STOCKS (continued)
Healthcare – Products — 3.3%
Alcon, Inc. (Switzerland)*	9,251	$530,267
Medtronic PLC	9,087	833,278
Total Healthcare – Products		1,363,545
Healthcare – Services — 2.0%
Anthem, Inc.	3,158	830,491
Household Products/Wares — 1.4%
Reynolds Consumer Products, Inc.	17,077	593,255
Insurance — 4.7%
Chubb Ltd.	4,609	583,592
Prudential Financial, Inc.	10,415	634,273
Willis Towers Watson PLC	3,678	724,382
Total Insurance		1,942,247
Internet — 4.6%
Alphabet, Inc., Class A*	829	1,175,563
Amazon.com, Inc.*	262	722,811
Total Internet		1,898,374
Miscellaneous Manufacturing — 2.3%
Parker-Hannifin Corp.	5,229	958,319
Oil & Gas — 5.8%
Chevron Corp.	12,638	1,127,689
EOG Resources, Inc.	12,593	637,961
Valero Energy Corp.	10,637	625,668
Total Oil & Gas		2,391,318
Pharmaceuticals — 10.5%
AstraZeneca PLC (United Kingdom)(a)	14,859	785,893
Cigna Corp.	4,626	868,069
CVS Health Corp.	14,159	919,910
Roche Holding AG (Switzerland)(a)	15,475	671,305
Sanofi (France)(a)	21,374	1,091,143
Total Pharmaceuticals		4,336,320
REITS — 2.6%
American Tower Corp.	4,179	1,080,439
Retail — 6.8%
Dollar General Corp.	3,942	750,990
Target Corp.	8,846	1,060,901
TJX Cos., Inc. (The)	19,567	989,308
Total Retail		2,801,199

See accompanying Notes to Financial Statements.

ADVISORSHARES DOUBLELINE VALUE EQUITY ETF Schedule of Investments (continued) June 30, 2020
Investments	Shares	Value
COMMON STOCKS (continued)
Semiconductors — 6.9%
KLA Corp.	3,178	$618,057
Lam Research Corp.	2,201	711,936
Microchip Technology, Inc.(b)	7,348	773,818
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(a)	13,257	752,600
Total Semiconductors		2,856,411
Software — 2.3%
Microsoft Corp.	4,705	957,515
Telecommunications — 4.3%
Verizon Communications, Inc.	32,352	1,783,566
Transportation — 1.8%
Norfolk Southern Corp.	4,365	766,363
Total Common Stocks (Cost $37,876,404)		39,250,583
Investments	Shares	Value
MONEY MARKET FUND — 5.3%
Wells Fargo Advantage Government Money Market Fund – Institutional Class, 0.05%(c) (Cost $2,214,140)	2,214,140	$2,214,140
Total Investments — 100.0% (Cost $40,090,544)		41,464,723
Other Assets in Excess of Liabilities — 0.0%**		18,518
Net Assets — 100.0%		$41,483,241

____________

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*         Non-income producing security.

**        Less than 0.05%.

(a)      American Depositary Receipt.

(b)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $758,337; the aggregate market value of the collateral held by the fund is $753,568. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $753,568.

(c)      Rate shown reflects the 7-day yield as of June 30, 2020.

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$39,250,583	$—	$—	$39,250,583
Money Market Fund	2,214,140	—	—	2,214,140
Total	$41,464,723	$—	$—	$41,464,723

See accompanying Notes to Financial Statements.

ADVISORSHARES DOUBLELINE VALUE EQUITY ETF Schedule of Investments (continued) June 30, 2020

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	1.0%
Agriculture	2.3
Banks	13.4
Beverages	2.4
Chemicals	4.2
Commercial Services	1.2
Diversified Financial Services	3.0
Electric	1.1
Electronics	1.7
Engineering & Construction	1.2
Food	3.9
Healthcare – Products	3.3
Healthcare – Services	2.0
Household Products/Wares	1.4
Insurance	4.7
Internet	4.6
Miscellaneous Manufacturing	2.3
Oil & Gas	5.8
Pharmaceuticals	10.5
REITS	2.6
Retail	6.8
Semiconductors	6.9
Software	2.3
Telecommunications	4.3
Transportation	1.8
Money Market Fund	5.3
Total Investments	100.0
Other Assets in Excess of Liabilities	0.0 **
Net Assets	100.0%

____________

**       Less than 0.05%.

See accompanying Notes to Financial Statements.

ADVISORSHARES FOCUSED EQUITY ETF Schedule of Investments June 30, 2020
Investments	Shares	Value
COMMON STOCKS — 99.9%
Banks — 2.8%
Eagle Bancorp, Inc.	16,651	$545,320
Building Materials — 6.0%
Trex Co., Inc.*(a)	8,972	1,166,988
Chemicals — 12.3%
RPM International, Inc.	10,819	812,074
Sherwin-Williams Co. (The)	1,410	814,768
Stepan Co.	8,168	793,113
Total Chemicals		2,419,955
Commercial Services — 4.8%
Moody’s Corp.	3,430	942,324
Computers — 4.0%
Check Point Software Technologies Ltd. (Israel)*	7,318	786,173
Diversified Financial Services — 4.1%
Intercontinental Exchange, Inc.	8,830	808,828
Food — 8.2%
Hershey Co. (The)	5,605	726,520
Hormel Foods Corp.	18,102	873,784
Total Food		1,600,304
Healthcare – Products — 8.4%
Danaher Corp.	5,366	948,870
Stryker Corp.	3,909	704,362
Total Healthcare – Products		1,653,232
Household Products/Wares — 4.6%
Church & Dwight Co., Inc.	11,654	900,854
Insurance — 5.8%
Aflac, Inc.	15,584	561,491
Globe Life, Inc.	7,738	574,392
Total Insurance		1,135,883
Machinery – Diversified — 3.0%
Middleby Corp. (The)*	7,406	584,630
Investments	Shares	Value
COMMON STOCKS (continued)
Media — 8.3%
FactSet Research Systems, Inc.	3,049	$1,001,505
Walt Disney Co. (The)	5,628	627,578
Total Media		1,629,083
Packaging & Containers — 4.3%
Silgan Holdings, Inc.	26,326	852,699
Pharmaceuticals — 3.7%
Becton Dickinson and Co.	3,025	723,792
Retail — 3.1%
Ross Stores, Inc.	7,111	606,142
Software — 16.5%
ANSYS, Inc.*	3,174	925,951
Broadridge Financial Solutions, Inc.	6,687	843,833
Cerner Corp.	11,230	769,816
Fiserv, Inc.*	7,067	689,881
Total Software		3,229,481
Total Common Stocks (Cost $16,316,512)		19,585,688
MONEY MARKET FUND — 0.3%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.06%(b) (Cost $64,032)	64,032	64,032
Total Investments — 100.2% (Cost $16,380,544)		19,649,720
Liabilities in Excess of Other Assets — (0.2%)		(33,261)
Net Assets — 100.0%		$19,616,459

____________

*         Non-income producing security.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $476,316; the aggregate market value of the collateral held by the fund is $478,436. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $478,436.

(b)      Rate shown reflects the 7-day yield as of June 30, 2020.

See accompanying Notes to Financial Statements.

ADVISORSHARES FOCUSED EQUITY ETF Schedule of Investments (continued) June 30, 2020

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$19,585,688	$—	$—	$19,585,688
Money Market Fund	64,032	—	—	64,032
Total	$19,649,720	$—	$—	$19,649,720

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Banks	2.8%
Building Materials	6.0
Chemicals	12.3
Commercial Services	4.8
Computers	4.0
Diversified Financial Services	4.1
Food	8.2
Healthcare – Products	8.4
Household Products/Wares	4.6
Insurance	5.8
Machinery – Diversified	3.0
Media	8.3
Packaging & Containers	4.3
Pharmaceuticals	3.7
Retail	3.1
Software	16.5
Money Market Fund	0.3
Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES FOLIOBEYOND SMART CORE BOND ETF Schedule of Investments June 30, 2020
Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS — 100.0%
Debt Fund — 100.0%
iShares 0-5 Year High Yield Corporate Bond ETF	10,326	$442,882
iShares 1-3 Year Treasury Bond ETF	17,100	1,481,031
iShares Agency Bond ETF	21,258	2,574,344
iShares Short Treasury Bond ETF(a)	22,728	2,516,898
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	51,414	1,295,633
Total Exchange Traded Funds (Cost $8,242,991)		8,310,788
MONEY MARKET FUND — 1.0%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 0.10%(b) (Cost $86,224)	86,224	86,224
REPURCHASE AGREEMENTS — 16.4%(c)
Citigroup Global Markets, Inc., dated 06/30/20, due 07/01/20, 0.09%, total to be received $316,958, (collateralized by various U.S. Government Agency Obligations, 0.50% – 7.50%, 07/31/21 – 05/20/70, totaling $322,027)	$316,957	316,957
Daiwa Capital Markets America, dated 06/30/20, due 07/01/20, 0.10%, total to be received $316,958, (collateralized by various U.S. Government Agency Obligations, 0.00% – 6.50%, 07/28/20 – 03/01/52, totaling $322,438)	316,957	316,957
HSBC Securities USA, Inc., dated 06/30/20, due 07/01/20, 0.08%, total to be received $316,958, (collateralized by various U.S. Government Agency Obligations, 0.00% – 4.50%, 05/15/44 – 03/20/50, totaling $322,432)	316,957	316,957
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
JP Morgan Securities LLC, dated 06/30/20, due 07/01/20, 0.07%, total to be received $93,958, (collateralized by various U.S. Government Agency Obligations, 0.00% – 2.50%, 10/08/20 – 04/30/23, totaling $95,795)	$93,958	$93,958
RBC Dominion Securities, Inc., dated 06/30/20, due 07/01/20, 0.09%, total to be received $316,958, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.00%, 07/31/20 – 07/01/50, totaling $322,538)	316,957	316,957
Total Repurchase Agreements (Cost $1,361,786)		1,361,786
Total Investments — 117.4% (Cost $9,691,001)		9,758,798
Liabilities in Excess of Other Assets — (17.4%)		(1,446,816)
Net Assets — 100.0%		$8,311,982

____________

ETF — Exchange Traded Fund

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,334,528; the aggregate market value of the collateral held by the fund is $1,361,786.

(b)      Rate shown reflects the 7-day yield as of June 30, 2020.

(c)      Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES FOLIOBEYOND SMART CORE BOND ETF Schedule of Investments (continued) June 30, 2020

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$8,310,788	$—	$—	$8,310,788
Money Market Fund	86,224	—	—	86,224
Repurchase Agreements	—	1,361,786	—	1,361,786
Total	$8,397,012	$1,361,786	$—	$9,758,798

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Debt Fund	100.0%
Money Market Fund	1.0
Repurchase Agreements	16.4
Total Investments	117.4
Liabilities in Excess of Other Assets	(17.4)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments June 30, 2020
Investments	Principal	Value
ASSET BACKED SECURITIES — 29.9%
ACC Trust, Class A, Series 2019-1, 3.75%, 05/20/22‡	$109,344	$110,163
American Credit Acceptance Receivables Trust, Class B, Series 2019-1, 3.32%, 04/12/23‡	155,000	156,092
American Credit Acceptance Receivables Trust, Class C, Series 2018-3, 3.75%, 10/15/24‡	338,925	341,267
American Credit Acceptance Receivables Trust, Class C, Series 2018-4, 3.97%, 01/13/25‡	380,000	386,015
American Credit Acceptance Receivables Trust, Class C, Series 2019-2, 3.17%, 06/12/25‡	205,000	208,225
AmeriCredit Automobile Receivables Trust, Class D, Series 2018-1, 3.82%, 03/18/24	285,000	295,346
Amur Equipment Finance Receivables V LLC, Class A2, Series 2018-1A, 3.24%, 12/20/23‡	135,648	136,663
Amur Equipment Finance Receivables VI LLC, Class A2, Series 2018-2A, 3.89%, 07/20/22‡	249,933	255,453
Amur Equipment Finance Receivables VIII LLC, Class B, Series 2020-1A, 2.50%, 03/20/26‡	230,000	230,968
Aqua Finance Trust, Class A, Series 2019-A, 3.14%, 07/16/40‡	168,379	168,217
Aqua Finance Trust, Class C, Series 2019-A, 4.01%, 07/16/40‡	195,000	174,841
Avid Automobile Receivables Trust, Class A, Series 2018-1, 2.84%, 08/15/23‡	51,950	52,099
BCC Funding Corp. XVI LLC, Class B, Series 2019-1A, 2.64%, 09/20/24‡	220,000	221,718
BRE Grand Islander Timeshare Issuer LLC, Class A, Series 2017-1A, 2.94%, 05/25/29‡	255,354	253,333
BXG Receivables Note Trust, Class A, Series 2013-A, 3.01%, 12/04/28‡	50,877	50,702
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
BXG Receivables Note Trust, Class A, Series 2015-A, 2.88%, 05/02/30‡	$269,167	$263,548
Carnow Auto Receivables Trust, Class A, Series 2019-1A, 2.72%, 11/15/22‡	106,151	106,710
CCG Receivables Trust, Class B, Series 2019-2, 2.55%, 03/15/27‡	210,000	211,792
Centre Point Funding LLC, Class 1, Series 2012-2A, 2.61%, 08/20/21‡	5,465	5,459
Commonbond Student Loan Trust, Class A1, Series 2019-AGS, 2.54%, 01/25/47‡	184,942	192,317
Conn’s Receivables Funding LLC, Class B, Series 2018-A, 4.65%, 01/15/23‡	49,115	48,587
Consumer Loan Underlying Bond CLUB Credit Trust, Class A, Series 2019-P2, 2.47%, 10/15/26‡	97,938	98,148
Consumer Loan Underlying Bond Credit Trust, Class A, Series 2018-P2, 3.47%, 10/15/25‡	63,920	64,152
CPS Auto Receivables Trust, Class C, Series 2020-A, 2.54%, 12/15/25‡	175,000	176,844
CPS Auto Receivables Trust, Class C, Series 2020-B, 3.30%, 04/15/26‡	170,000	174,542
CPS Auto Receivables Trust, Class D, Series 2018-D, 4.34%, 09/16/24‡	210,000	215,854
Credit Acceptance Auto Loan Trust, Class A, Series 2018-1A, 3.01%, 02/16/27‡	148,154	149,089
Credit Acceptance Auto Loan Trust, Class A, Series 2019-1A, 3.33%, 02/15/28‡	280,000	286,676
Diamond Resorts Owner Trust, Class B, Series 2019-1A, 3.53%, 02/20/32‡	156,455	150,393
Drive Auto Receivables Trust, Class C, Series 2019-3, 2.90%, 08/15/25	240,000	243,868
DT Auto Owner Trust, Class C, Series 2018-1A, 3.47%, 12/15/23‡	172,743	173,549
See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2020
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
DT Auto Owner Trust, Class C, Series 2019-1A, 3.61%, 11/15/24‡	$210,000	$214,552
DT Auto Owner Trust, Class C, Series 2019-4A, 2.73%, 07/15/25‡	220,000	222,494
DT Auto Owner Trust, Class C, Series 2020-2A, 3.28%, 03/16/26‡	165,000	170,452
Exeter Automobile Receivables Trust, Class B, Series 2017-3A, 2.81%, 09/15/22‡	118,587	119,047
Exeter Automobile Receivables Trust, Class C, Series 2018-3A, 3.71%, 06/15/23‡	160,000	162,253
Exeter Automobile Receivables Trust, Class C, Series 2019-4A, 2.44%, 09/16/24‡	220,000	221,786
Exeter Automobile Receivables Trust, Class D, Series 2018-4A, 4.35%, 09/16/24‡	175,000	182,298
Fair Square Issuance Trust, Class A, Series 2020-AA, 2.90%, 09/20/24‡	210,000	209,585
First Investors Auto Owner Trust, Class C, Series 2016-2A, 2.53%, 07/15/22‡	290,843	292,075
First Investors Auto Owner Trust, Class C, Series 2019-1A, 3.26%, 03/17/25‡	305,000	312,977
First Investors Auto Owner Trust, Class D, Series 2017-1A, 3.60%, 04/17/23‡	145,000	147,440
Flagship Credit Auto Trust, Class B, Series 2016-2, 3.84%, 09/15/22‡	3,852	3,858
Flagship Credit Auto Trust, Class C, Series 2020-1, 2.24%, 01/15/26‡	210,000	211,268
Foundation Finance Trust, Class A, Series 2017-1A, 3.30%, 07/15/33‡	202,680	204,424
FREED ABS Trust, Class B, Series 2018-2, 4.61%, 10/20/25‡	250,000	248,295
FREED ABS Trust, Class B, Series 2019-2, 3.19%, 11/18/26‡	220,000	211,197
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
GLS Auto Receivables Issuer Trust, Class A, Series 2019-2A, 3.06%, 04/17/23‡	$171,052	$172,932
GLS Auto Receivables Issuer Trust, Class B, Series 2019-3A, 2.72%, 06/17/24‡	220,000	222,851
GLS Auto Receivables Issuer Trust, Class B, Series 2020-1A, 2.43%, 11/15/24‡	245,000	247,158
GLS Auto Receivables Issuer Trust, Class B, Series 2020-2A, 3.16%, 06/16/25‡	180,000	185,295
GLS Auto Receivables Issuer Trust, Class C, Series 2018-3A, 4.18%, 07/15/24‡	235,000	243,633
Gold Key Resorts LLC, Class A, Series 2014-A, 3.22%, 03/17/31‡	72,509	72,505
Hardee’s Funding LLC, Class A2I, Series 2018-1A, 4.25%, 06/20/48‡	201,413	204,945
Hertz Vehicle Financing II LP, Class A, Series 2015-3A, 2.67%, 09/25/21‡	81,172	80,125
Hertz Vehicle Financing II LP, Class A, Series 2016-4A, 2.65%, 07/25/22‡	236,587	233,273
Kabbage Funding LLC, Class A, Series 2019-1, 3.83%, 03/15/24‡	64,685	63,945
Lendmark Funding Trust, Class A, Series 2018-2A, 4.23%, 04/20/27‡	390,000	391,882
Marlette Funding Trust, Class A, Series 2019-2A, 3.13%, 07/16/29‡	139,639	140,913
Marlette Funding Trust, Class A, Series 2019-4A, 2.39%, 12/17/29‡	148,159	148,814
MVW Owner Trust, Class A, Series 2019-1A, 2.89%, 11/20/36‡	194,526	198,274
MVW Owner Trust, Class A, Series 2019-2A, 2.22%, 10/20/38‡	187,271	187,594
MVW Owner Trust, Class B, Series 2015-1A, 2.96%, 12/20/32‡	103,521	101,189

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2020
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
NextGear Floorplan Master Owner Trust, Class A2, Series 2017-2A, 2.56%, 10/17/22‡	$283,000	$284,129
NextGear Floorplan Master Owner Trust, Class A2, Series 2018-1A, 3.22%, 02/15/23‡	145,000	145,761
NMEF Funding LLC, Class B, Series 2019-A, 3.06%, 08/17/26‡	175,000	177,558
Octane Receivables Trust, Class A, Series 2019-1A, 3.16%, 09/20/23‡	122,013	121,658
OneMain Direct Auto Receivables Trust, Class C, Series 2018-1A, 3.85%, 10/14/25‡	250,000	251,883
OneMain Financial Issuance Trust, Class A, Series 2019-1A, 3.48%, 02/14/31‡	215,000	218,816
Oportun Funding IX LLC, Class A, Series 2018-B, 3.91%, 07/08/24‡	390,000	393,257
Orange Lake Timeshare Trust, Class A, Series 2015-AA, 2.88%, 09/08/27‡	106,145	105,663
Orange Lake Timeshare Trust, Class B, Series 2019-A, 3.36%, 04/09/38‡	165,727	158,296
Prosper Marketplace Issuance Trust, Class A, Series 2019-3A, 3.19%, 07/15/25‡	69,889	70,176
Santander Drive Auto Receivables Trust, Class C, Series 2017-1, 2.58%, 05/16/22	12,891	12,903
Skopos Auto Receivables Trust, Class C, Series 2019-1A, 3.63%, 09/16/24‡	180,000	174,067
Sofi Consumer Loan Program LLC, Class A, Series 2016-3, 3.05%, 12/26/25‡	17,097	17,115
Sofi Consumer Loan Program LLC, Class A, Series 2017-1, 3.28%, 01/26/26‡	59,703	59,923
Sofi Consumer Loan Program Trust, Class A2, Series 2018-2, 3.35%, 04/26/27‡	161,855	163,188
Taco Bell Funding LLC, Class A23, Series 2016-1A, 4.97%, 05/25/46‡	169,750	180,450
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Tesla Auto Lease Trust, Class B, Series 2018-B, 4.12%, 10/20/21‡	$310,000	$316,308
Tidewater Auto Receivables Trust, Class B, Series 2018-AA, 3.45%, 11/15/24‡	490,981	493,768
Tricolor Auto Securitization Trust, Class B, Series 2018-2A, 4.76%, 02/15/22‡	304,711	306,871
TRIP Rail Master Funding LLC, Class A1, Series 2017-1A, 2.71%, 08/15/47‡	237,386	237,794
United Auto Credit Securitization Trust, Class D, Series 2019-1, 3.47%, 08/12/24‡	205,000	206,860
Upstart Securitization Trust, Class A, Series 2019-2, 2.90%, 09/20/29‡	123,708	124,242
Upstart Securitization Trust, Class A, Series 2019-3, 2.68%, 01/21/30‡	154,261	155,194
US Auto Funding LLC, Class B, Series 2019-1A, 3.99%, 12/15/22‡	305,000	308,732
Welk Resorts LLC, Class A, Series 2015-AA, 2.79%, 06/16/31‡	122,395	121,993
Westgate Resorts LLC, Class A, Series 2018-1A, 3.38%, 12/20/31‡	256,584	257,751
Westlake Automobile Receivables Trust, Class C, Series 2018-3A, 3.61%, 10/16/23‡	380,000	387,225
Westlake Automobile Receivables Trust, Class D, Series 2018-2A, 4.00%, 01/16/24‡	215,000	218,619
Total Asset Backed Securities (Cost $17,223,717)		17,302,159
CORPORATE BONDS — 24.6%
Communication Services — 1.8%
CenturyLink, Inc., 4.00%, 02/15/27‡	30,000	29,206
Crown Castle International Corp., 4.88%, 04/15/22	230,000	245,812
Level 3 Financing, Inc., 4.25%, 07/01/28‡	85,000	85,327
Live Nation Entertainment, Inc., 4.75%, 10/15/27‡	25,000	21,565

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2020
Investments	Principal	Value
CORPORATE BONDS (continued)
Communication Services (continued)
Sirius XM Radio, Inc., 4.63%, 07/15/24‡	$45,000	$46,209
Sprint Corp., 7.88%, 09/15/23	75,000	84,562
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 4.74%, 03/20/25‡	200,000	217,773
T-Mobile USA, Inc., 2.05%, 02/15/28‡	85,000	85,253
Verizon Communications, Inc., 1.49%, (3-Month USD LIBOR + 1.10%), 05/15/25@	207,000	209,664
Total Communication Services		1,025,371
Consumer Discretionary — 2.1%
Aptiv Corp., 4.15%, 03/15/24	215,000	229,620
Expedia Group, Inc., 6.25%, 05/01/25‡	55,000	58,707
Ford Motor Credit Co. LLC, 3.20%, 01/15/21	360,000	355,500
General Motors Co., 6.13%, 10/01/25	120,000	134,993
Hanesbrands, Inc., 5.38%, 05/15/25‡	115,000	116,509
Marriott Ownership Resorts, Inc., 6.13%, 09/15/25‡	40,000	41,075
MGM Growth Properties Operating Partnership LP / Mgp Finance Co.-Issuer, Inc., 4.63%, 06/15/25‡	20,000	19,633
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.88%, 06/15/24	190,000	195,824
VF Corp., 2.40%, 04/23/25	71,000	74,825
Total Consumer Discretionary		1,226,686
Consumer Staples — 0.9%
Altria Group, Inc., 3.80%, 02/14/24	158,000	172,869
Conagra Brands, Inc., 4.30%, 05/01/24	200,000	221,313
Kraft Heinz Foods Co., 3.88%, 05/15/27‡	105,000	109,884
Total Consumer Staples		504,066
Energy — 1.2%
Boardwalk Pipelines LP, 4.95%, 12/15/24	150,000	160,803
Crownrock LP / Crownrock Finance, Inc., 5.63%, 10/15/25‡	60,000	53,962
Investments	Principal	Value
CORPORATE BONDS (continued)
Energy (continued)
EQM Midstream Partners LP, 6.00%, 07/01/25‡(a)	$15,000	$15,231
EQM Midstream Partners LP, 6.50%, 07/01/27‡	20,000	20,534
Kinder Morgan, Inc., 5.63%, 11/15/23‡	145,000	163,629
MPLX LP, 3.50%, 12/01/22	85,000	88,608
Sabine Pass Liquefaction LLC, 6.25%, 03/15/22	100,000	106,612
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.88%, 04/15/26	85,000	84,349
Total Energy		693,728
Financials — 9.7%
Ares Capital Corp., 3.50%, 02/10/23	195,000	196,161
Athene Global Funding, 2.80%, 05/26/23‡	120,000	122,478
Aviation Capital Group LLC, 3.88%, 05/01/23‡	306,000	290,960
Bank of America Corp., 2.02%, (3-Month USD LIBOR + 1.00%), 04/24/23@	285,000	286,550
Bank of America Corp., 1.31%, (3-Month USD LIBOR + 0.77%), 02/05/26@	153,000	151,103
Bank of New York Mellon Corp. (The), Series E, 3.73%, (3-Month USD LIBOR + 3.42%)#@	360,000	341,564
Capital One Financial Corp., 3.75%, 07/28/26	190,000	207,778
Charles Schwab Corp. (The), Series G, 5.38%, (US 5 Year CMT T-Note + 4.97%)#@	109,000	116,719
Citadel LP, 4.88%, 01/15/27‡	75,000	77,518
Citigroup, Inc., 1.95%, (3-Month USD LIBOR + 0.96%), 04/25/22@	215,000	216,234
Goldman Sachs Group, Inc. (The), 3.00%, 04/26/22	330,000	336,431
Goldman Sachs Group, Inc. (The), 1.96%, (3-Month USD LIBOR + 1.60%), 11/29/23@	170,000	172,715
Goldman Sachs Group, Inc. (The), 2.64%, (3-Month USD LIBOR + 1.75%), 10/28/27@	170,000	172,413

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2020
Investments	Principal	Value
CORPORATE BONDS (continued)
Financials (continued)
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.25%, 05/15/26	$140,000	$140,426
JPMorgan Chase & Co., Series Z, 4.49%, (3-Month USD LIBOR + 3.80%)#@	430,000	407,926
JPMorgan Chase & Co., Series HH, 4.60%, (SOFR + 3.13%)#@	182,000	162,663
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.25%, 02/01/27‡	105,000	84,263
Lincoln National Corp., 3.18%, (3-Month USD LIBOR + 2.04%), 04/20/67@	60,000	39,555
Morgan Stanley, 2.42%, (3-Month USD LIBOR + 1.40%), 10/24/23@	445,000	450,541
Morgan Stanley, Series F, 3.88%, 04/29/24	275,000	304,252
Navient Corp., 5.88%, 10/25/24	170,000	160,224
Prudential Financial, Inc., 5.63%, (3-Month USD LIBOR + 3.92%), 06/15/43@	84,000	89,519
Santander Holdings USA, Inc., 3.70%, 03/28/22	205,000	211,172
Santander Holdings USA, Inc., Series FXD, 3.50%, 06/07/24	240,000	252,583
Synchrony Financial, 4.38%, 03/19/24	315,000	329,879
Wells Fargo & Co., 1.65%, (SOFR + 1.60%), 06/02/24@	120,000	121,949
Wells Fargo & Co., 4.10%, 06/03/26	140,000	158,006
Total Financials		5,601,582
Health Care — 1.2%
HCA, Inc., 5.38%, 02/01/25	130,000	139,627
Mylan NV, 3.95%, 06/15/26	215,000	240,567
Perrigo Finance Unlimited Co., 3.90%, 12/15/24	200,000	212,934
Tenet Healthcare Corp., 7.50%, 04/01/25‡	10,000	10,681
Tenet Healthcare Corp., 4.88%, 01/01/26‡	105,000	102,404
Total Health Care		706,213
Investments	Principal	Value
CORPORATE BONDS (continued)
Industrials — 1.9%
Boeing Co. (The), 2.35%, 10/30/21	$60,000	$60,768
Boeing Co. (The), 4.88%, 05/01/25	45,000	49,093
Boeing Co. (The), 5.04%, 05/01/27	67,000	73,994
CNH Industrial Capital LLC, 4.20%, 01/15/24	280,000	298,587
General Electric Co., Series D, 5.00%, (3-Month USD LIBOR + 3.33%)#@	175,000	136,957
Howmet Aerospace, Inc., 6.88%, 05/01/25	40,000	43,439
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.13%, 08/01/23‡	165,000	176,350
Stanley Black & Decker, Inc., 4.00%, (US 5 Year CMT T-Note + 2.66%), 03/15/60@	190,000	190,298
TransDigm, Inc., 6.25%, 03/15/26‡	70,000	69,947
WESCO Distribution, Inc., 7.13%, 06/15/25‡	15,000	15,834
Total Industrials		1,115,267
Information Technology — 2.1%
Broadcom, Inc., 3.15%, 11/15/25‡	145,000	154,515
Dell International LLC / EMC Corp., 4.00%, 07/15/24‡	145,000	156,476
Flex Ltd., 3.75%, 02/01/26	116,000	123,079
Hewlett Packard Enterprise Co., 2.25%, 04/01/23	180,000	185,465
HP, Inc., 2.20%, 06/17/25	53,000	54,768
HP, Inc., 3.00%, 06/17/27	95,000	99,753
Leidos, Inc., 3.63%, 05/15/25‡	119,000	130,196
Microchip Technology, Inc., 2.67%, 09/01/23‡	150,000	154,509
VMware, Inc., 4.50%, 05/15/25	145,000	158,815
Total Information Technology		1,217,576
Materials — 0.4%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.13%, 08/15/26‡	200,000	197,114

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2020
Investments	Principal	Value
CORPORATE BONDS (continued)
Real Estate — 0.5%
GLP Capital LP / GLP Financing II, Inc., 5.25%, 06/01/25	$55,000	$59,978
iStar, Inc., 4.25%, 08/01/25	70,000	63,525
Service Properties Trust, 4.65%, 03/15/24	195,000	176,340
Total Real Estate		299,843
Utilities — 2.8%
Avangrid, Inc., 3.20%, 04/15/25	93,000	101,819
DPL, Inc., 4.35%, 04/15/29(a)	250,000	253,574
DTE Energy Co., Series C, 2.53%, 10/01/24	179,000	187,528
Exelon Corp., 3.50%, 06/01/22	212,000	221,930
NRG Energy, Inc., 3.75%, 06/15/24‡	140,000	148,723
PSEG Power LLC, 3.85%, 06/01/23	330,000	357,091
Terraform Power Operating LLC, 5.00%, 01/31/28‡	100,000	104,481
Vistra Operations Co. LLC, 3.55%, 07/15/24‡	235,000	242,692
Total Utilities		1,617,838
Total Corporate Bonds (Cost $14,011,880)		14,205,284
MORTGAGE BACKED SECURITIES — 21.8%
Commercial Mortgage Backed Securities — 2.4%
Bayview Commercial Asset Trust, Class A2, Series 2006-2A, 0.45%, (1-Month USD LIBOR + 0.28%), 07/25/36@‡	134,702	122,069
BX Trust, Class B, Series 2018-GW, 1.20%, (1-Month USD LIBOR + 1.02%), 05/15/35@‡	700,000	654,580
Commercial Mortgage Trust, Class B, Series 2020-CBM, 3.10%, 02/10/37‡	150,000	142,561
GS Mortgage Securities Trust, Class AS, Series 2020-GC45, 3.17%, 02/13/53	175,000	189,159
Sutherland Commercial Mortgage Loans, Class A, Series 2017-SBC6, 3.19%, 05/25/37@‡*	112,295	112,793
Velocity Commercial Capital Loan Trust, Class AFX, Series 2017-1, 3.00%, 05/25/47@‡*	42,353	42,255
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Commercial Mortgage Backed Securities (continued)
Velocity Commercial Capital Loan Trust, Class AFX, Series 2020-1, 2.61%, 02/25/50@‡*	$133,892	$134,827
Total Commercial Mortgage Backed Securities		1,398,244
Residential Mortgage Backed Securities — 19.4%
Ajax Mortgage Loan Trust, Class A, Series 2017-B, 3.16%, 09/25/56@‡*	201,809	202,538
Arroyo Mortgage Trust, Class A1, Series 2019-2, 3.35%, 04/25/49@‡*	113,232	116,365
Banc of America Funding Trust, Class 1A1, Series 2005-1, 5.50%, 02/25/35	113,566	116,315
Bayview Koitere Fund Trust, Class A, Series 2017-RT4, 3.50%, 07/28/57@‡*	132,683	137,680
Bayview Opportunity Master Fund IVb Trust, Class A, Series 2017-SPL4, 3.50%, 01/28/55@‡*	264,361	270,434
Centex Home Equity Loan Trust, Class AF5, Series 2004-D, 5.20%, 09/25/34	114,669	116,748
Citigroup Mortgage Loan Trust, Inc., Class A, Series 2014-A, 4.00%, 01/25/35@‡*	232,188	245,409
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2015-PS1, 3.75%, 09/25/42@‡*	123,619	127,680
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2015-A, 3.50%, 06/25/58@‡*	195,011	201,520
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2018-RP1, 3.00%, 09/25/64@‡*	150,502	157,316
COLT Mortgage Loan Trust, Class A1, Series 2018-2, 3.47%, 07/27/48@‡*	77,060	77,957
COLT Mortgage Loan Trust, Class A1, Series 2020-1, 2.49%, 02/25/50@‡*	125,018	126,688
Credit Suisse Commercial Mortgage Trust, Class A16, Series 2013-HYB1, 2.97%, 04/25/43@‡*	125,116	128,306

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2020
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
Credit Suisse Commercial Mortgage Trust, Class A2, Series 2014-IVR2, 3.76%, 04/25/44@‡*	$339,406	$357,646
Credit Suisse First Boston Mortgage Securities Corp., Class 6A1, Series 2004-AR8, 3.85%, 09/25/34@*	17,928	18,041
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Class 5A1, Series 2003-AR30, 3.67%, 01/25/34@*	73,606	74,959
Deephaven Residential Mortgage Trust, Class A3, Series 2017-3A, 2.81%, 10/25/47@‡*	42,714	43,187
Deephaven Residential Mortgage Trust, Class A1, Series 2019-1A, 3.74%, 01/25/59@‡*	243,068	244,411
Ellington Financial Mortgage Trust, Class A3, Series 2019-2, 3.05%, 11/25/59@‡*	85,827	86,329
Galton Funding Mortgage Trust, Class A21, Series 2017-1, 3.50%, 07/25/56@‡*	313,510	323,247
Galton Funding Mortgage Trust, Class A41, Series 2018-2, 4.50%, 10/25/58@‡*	73,766	75,806
Galton Funding Mortgage Trust, Class A1, Series 2020-H1, 2.31%, 01/25/60@‡*	163,003	163,992
GCAT LLC, Class A1, Series 2019-NQM1, 2.99%, 02/25/59‡	451,601	457,817
GSAA Trust, Class AF4, Series 2005-1, 5.62%, 11/25/34	2,581	2,582
GSR Mortgage Loan Trust, Class 1A6, Series 2003-3F, 6.00%, 04/25/33	141,429	148,191
GSR Mortgage Loan Trust, Class 3A1, Series 2004-7, 2.80%, 06/25/34@*	124,052	119,569
Homeward Opportunities Fund I Trust, Class A1, Series 2018-1, 3.77%, 06/25/48@‡*	210,487	215,266
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
Homeward Opportunities Fund I Trust, Class A1, Series 2019-1, 3.45%, 01/25/59@‡*	$212,990	$217,371
Homeward Opportunities Fund I Trust, Class A1, Series 2019-3, 2.68%, 11/25/59@‡*	150,156	151,975
JPMorgan Mortgage Trust, Class AM, Series 2014-2, 3.34%, 06/25/29@‡*	364,737	374,955
JPMorgan Mortgage Trust, Class 2A2, Series 2014-2, 3.50%, 06/25/29@‡*	180,195	186,133
JPMorgan Mortgage Trust, Class 4A1, Series 2006-A2, 3.60%, 08/25/34@*	73,396	74,024
JPMorgan Mortgage Trust, Class 4A1, Series 2005-A2, 3.65%, 04/25/35@*	267,496	255,753
JPMorgan Mortgage Trust, Class A2, Series 2015-5, 2.76%, 05/25/45@‡*	251,252	258,653
LHOME Mortgage Trust, Class A1, Series 2019-RTL1, 4.58%, 10/25/23‡	315,000	314,742
MASTR Alternative Loan Trust, Class 6A1, Series 2004-4, 5.50%, 04/25/34	182,917	190,896
MASTR Alternative Loan Trust, Class 2A1, Series 2005-2, 6.00%, 01/25/35	121,990	130,536
MASTR Specialized Loan Trust, Class A2, Series 2005-3, 5.70%, 11/25/35‡	55,761	56,095
National City Mortgage Capital Trust, Class 2A1, Series 2008-1, 6.00%, 03/25/38	83,820	85,207
New Residential Mortgage Loan Trust, Class A1, Series 2019-NQM1, 3.67%, 01/25/49@‡*	60,163	60,526
New Residential Mortgage Loan Trust, Class A3, Series 2014-2A, 3.75%, 05/25/54@‡*	103,811	111,702
New Residential Mortgage Loan Trust, Class AFX3, Series 2014-3A, 3.75%, 11/25/54@‡*	180,584	194,132

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2020
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
New Residential Mortgage Loan Trust, Class A1, Series 2016-3A, 3.75%, 09/25/56@‡*	$417,000	$445,718
New Residential Mortgage Loan Trust, Class A1, Series 2016-4A, 3.75%, 11/25/56@‡*	288,318	308,595
OBX Trust, Class A3, Series 2019-INV1, 4.50%, 11/25/48@‡*	186,865	195,781
OBX Trust, Class 1A8, Series 2019-EXP3, 3.50%, 10/25/59@‡*	134,921	138,930
RCKT Mortgage Trust, Class A1, Series 2020-1, 3.00%, 02/25/50@‡*	169,537	174,744
RCO V Mortgage LLC, Class A1, Series 2019-1, 3.72%, 05/24/24‡	173,055	173,862
Residential Mortgage Loan Trust, Class A1, Series 2019-1, 3.94%, 10/25/58@‡*	165,129	166,875
SG Residential Mortgage Trust, Class A1, Series 2019-3, 2.70%, 09/25/59@‡*	170,193	172,017
Spruce Hill Mortgage Loan Trust, Class A1, Series 2019-SH1, 3.40%, 04/29/49@‡*	101,759	102,861
Structured Asset Securities Corp., Class A3A, Series 2004-4XS, 5.50%, 02/25/34	341,256	358,491
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Class 6A, Series 2003-34A, 3.85%, 11/25/33@*	140,843	133,629
Towd Point HE Trust, Class A1, Series 2019-HE1, 1.08%, (1-Month USD LIBOR + 0.90%), 04/25/48@‡	97,494	96,112
Towd Point Mortgage Trust, Class A2, Series 2015-5, 3.50%, 05/25/55@‡*	250,000	261,077
Verus Securitization Trust, Class A1, Series 2017-1A, 2.85%, 01/25/47@‡*	37,881	37,909
Verus Securitization Trust, Class A3, Series 2018-INV1, 4.05%, 03/25/58@‡*	52,867	53,058
Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
Verus Securitization Trust, Class B1, Series 2018-2, 4.43%, 06/01/58@‡*	$180,000	$179,376
Verus Securitization Trust, Class A1, Series 2018-3, 4.11%, 10/25/58@‡*	111,383	114,365
Verus Securitization Trust, Class A1, Series 2019-2, 3.21%, 05/25/59@‡*	409,809	418,379
Verus Securitization Trust, Class A1, Series 2019-INV1, 3.40%, 12/25/59@‡*	220,548	226,463
WaMu Mortgage Pass-Through Certificates Trust, Class A1, Series 2003-AR6, 3.10%, 06/25/33@*	84,344	83,235
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Class 2A1, Series 2003-AR4, 3.57%, 08/25/33@*	31,569	30,580
Wells Fargo Mortgage Backed Securities Trust, Class 2A12, Series 2004-K, 3.32%, 07/25/34@*	37,486	37,403
Wells Fargo Mortgage Backed Securities Trust, Class 1A2, Series 2004-K, 3.01%, 07/25/34@*	102,708	102,071
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2004-U, 4.33%, 10/25/34@*	144,127	143,623
Total Residential Mortgage Backed Securities		11,173,853
Total Mortgage Backed Securities (Cost $12,485,000)		12,572,097
U.S. TREASURY NOTES — 7.7%
U.S. Treasury Note, 2.25%, 03/31/21	880,000	893,750
U.S. Treasury Note, 0.13%, 05/31/22	1,110,000	1,109,263
U.S. Treasury Note, 1.75%, 06/15/22	1,650,000	1,701,305
U.S. Treasury Note, 0.50%, 03/31/25	455,000	459,914
U.S. Treasury Note, 2.63%, 02/15/29	235,000	275,423
Total U.S. Treasury Notes (Cost $4,396,958)		4,439,655

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2020
Investments	Principal	Value
FOREIGN BONDS — 5.6%
Consumer Staples — 0.4%
BAT Capital Corp. (United Kingdom), 2.76%, 08/15/22	$255,000	$264,147
Energy — 0.5%
BP Capital Markets PLC (United Kingdom), 4.88%, (US 5 Year CMT T-Note + 4.40%)#@	80,000	82,800
CNOOC Finance 2013 Ltd. (China), 3.00%, 05/09/23	200,000	208,940
Total Energy		291,740
Financials — 1.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland), 3.95%, 02/01/22	150,000	150,114
Banco Santander (Chile), 2.70%, 01/10/25‡	150,000	154,314
Industrial & Commercial Bank of China Ltd. (China), 2.96%, 11/08/22	250,000	259,721
Toronto-Dominion Bank (The) (Canada), 2.65%, 06/12/24	57,000	61,029
Total Financials		625,178
Industrials — 1.3%
Ashtead Capital, Inc. (United Kingdom), 4.38%, 08/15/27‡	200,000	206,072
Avolon Holdings Funding Ltd. (Ireland), 3.95%, 07/01/24‡	249,000	216,529
Doric Nimrod Air Finance Alpha Ltd. Class A Pass-Through Trust, Series 2012-1A (Guernsey), 5.13%, 11/30/22‡	331,043	306,498
Total Industrials		729,099
Information Technology — 0.2%
Open Text Corp. (Canada), 3.88%, 02/15/28‡	140,000	135,034
Materials — 0.3%
NOVA Chemicals Corp. (Canada), 5.00%, 05/01/25‡	200,000	184,021
Oil & Gas — 0.3%
Petroleos Mexicanos (Mexico), 4.63%, 09/21/23	180,000	173,134
Investments	Principal	Value
FOREIGN BONDS (continued)
Sovereign Government — 1.5%
Indonesia Government International Bond (Indonesia), 5.88%, 01/15/24‡	$200,000	$227,266
Qatar Government International Bond (Qatar), 3.40%, 04/16/25‡	200,000	218,001
Republic of South Africa Government International Bond (South Africa), 5.88%, 09/16/25	200,000	212,656
Turkey Government International Bond (Turkey), 7.38%, 02/05/25	185,000	195,314
Total Sovereign Government		853,237
Total Foreign Bonds (Cost $3,297,526)		3,255,590
TERM LOANS — 4.2%
Aerospace — 0.4%
Kestrel Bidco, Inc., 4.00%, (1-Month USD LIBOR + 3.00%), 12/11/26@	69,650	56,591
Mileage Plus Holdings LLC, 06/25/27(b)	45,000	44,723
TransDigm, Inc., 2.43%, (1-Month USD LIBOR + 2.25%), 08/22/24@	164,938	149,968
Total Aerospace		251,282
Chemicals — 0.4%
Ineos US Finance LLC, 2.18%, (1-Month USD LIBOR + 2.00%), 04/01/24@	242,617	230,563
Financials — 0.3%
Delos Finance S.a.r.l., 2.06%, (3-Month USD LIBOR + 1.75%), 10/06/23@	153,300	147,216
Food/Tobacco — 0.3%
Aramark Servies, Inc., 1.93%, (1-Month USD LIBOR + 1.75%), 03/28/24@	202,310	192,118
Forest Prod/Containers — 0.0%**
Reynolds Consumer Products LLC, 1.93%, (3-Month USD LIBOR + 1.75%), 02/04/27@	19,950	19,280

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2020
Investments	Principal	Value
TERM LOANS (continued)
Gaming/Leisure — 0.1%
Aristocrat International Pty Ltd., 4.75%, (3-Month USD LIBOR + 3.75%), 10/19/24@	$15,000	$14,915
Station Casinos LLC, 2.50%, (1-Month USD LIBOR + 2.25%), 02/08/27@	49,674	45,514
Total Gaming/Leisure		60,429
Health Care — 0.5%
Elanco Animal Health, Inc., 02/04/27(b)	15,000	14,344
Valeant Pharmaceuticals International, Inc., 3.19%, (1-Month USD LIBOR + 3.00%), 06/02/25@	253,001	246,613
Total Health Care		260,957
Information Technology — 0.2%
Science Applications International Corp., 2.43%, (1-Month USD LIBOR + 2.25%), 03/12/27@	45,850	44,818
SS&C Technologies, Inc., 1.93%, (1-Month USD LIBOR + 1.75%), 04/16/25@	59,846	57,323
Total Information Technology		102,141
Manufacturing — 0.1%
Gardner Denver, Inc., 03/01/27(b)	5,000	4,872
Ingersoll-Rand Services Co., 1.93%, (1-Month USD LIBOR + 1.75%), 03/01/27@	59,850	57,195
NCR Corp., 2.68%, (1-Month USD LIBOR + 2.50%), 08/28/26@	14,962	14,513
Total Manufacturing		76,580
Media/Telecom – Broadcasting — 0.2%
Nexstar Media Group, Inc., 2.92%, (3-Month USD LIBOR + 2.75%), 09/18/26@	100,866	96,309
Media/Telecom – Cable/Wireless Video — 0.6%
CSC Holdings, LLC (fka CSC Holdings, Inc. (Cablevision)), 2.43%, (1-Month USD LIBOR + 2.25%), 07/17/25@	184,514	175,201
Virgin Media Bristol LLC, 2.68%, (3-Month USD LIBOR + 2.50%), 01/31/28@	145,000	138,856
Total Media/Telecom – Cable/Wireless Video		314,057
Investments	Principal/ Shares	Value
TERM LOANS (continued)
Media/Telecom – Diversified Media — 0.2%
Clear Channel, 4.26%, (1-Month USD LIBOR + 3.50%), 08/21/26@	$109,175	$99,568
Media/Telecom – Telecommunications — 0.1%
CenturyLink, Inc., 2.43%, (1-Month USD LIBOR + 2.25%), 03/15/27@	64,650	61,180
Media/Telecom – Wireless Communications — 0.3%
CommScope Holding Co., Inc., 3.43%, (1-Month USD LIBOR + 3.25%), 04/06/26@	24,813	23,593
T-Mobile USA, Inc., 3.18%, (1-Month USD LIBOR + 3.00%), 04/01/27@	175,000	174,920
Total Media/Telecom – Wireless Communications		198,513
Transportation – Land Transportation — 0.0%**
Genesse & Wyoming Inc., 2.31%, (1-Month USD LIBOR + 2.00%), 12/30/26@	24,938	24,078
Utility — 0.5%
Calpine Corp., 2.43%, (3-Month USD LIBOR + 2.25%), 01/15/24@	278,882	269,934
Total Term Loans (Cost $2,511,457)		2,404,205
EXCHANGE TRADED FUND — 1.1%
Debt Fund — 1.1%
iShares iBoxx $ High Yield Corporate Bond ETF (Cost $654,096)	8,185	668,060
FEDERAL HOME LOAN MORTGAGE CORPORATION — 0.9%
Federal National Mortgage Association, 3.50%, 07/01/49 (Cost $488,937)	476,671	501,131
MONEY MARKET FUND — 6.6%
JPMorgan U.S. Government Money Market Fund – Institutional Class, 0.07%(c) (Cost $3,828,174)	3,828,174	3,828,174
See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2020
Investments	Principal	Value
REPURCHASE AGREEMENT — 0.1%(d)
Citibank NA, dated 06/30/20, due 07/01/20, 0.09%, total to be received $49,826, (collateralized by various U.S. Government Agency Obligations, 0.00%-4.50%, 07/01/24-12/01/48, totaling $50,727) (Cost $49,826)	$49,826	$49,826
Total Investments – 102.5% (Cost $58,947,571)		59,226,181
Liabilities in Excess of Other Assets — (2.5%)		(1,459,081)
Net Assets — 100.0%		$57,767,100

____________

ETF — Exchange Traded Fund

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

#        Perpetual security with no stated maturity date.

@       Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2020.

*        Adjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions.

**       Less than 0.05%.

‡        Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $48,185; the aggregate market value of the collateral held by the fund is $49,826.

(b)     This loan will settle after June 30, 2020 at which time the interest rate will be determined.

(c)      Rate shown reflects the 7-day yield as of June 30, 2020.

(d)     Collateral received from brokers for securities lending was invested in these short-term investments.

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$17,302,159	$—	$17,302,159
Corporate Bonds	—	14,205,284	—	14,205,284
Mortgage Backed Securities	—	12,572,097	—	12,572,097
U.S. Treasury Notes	—	4,439,655	—	4,439,655
Foreign Bonds	—	3,255,590	—	3,255,590
Term Loans	—	2,404,205	—	2,404,205
Exchange Traded Fund	668,060	—	—	668,060
Federal Home Loan Mortgage Corporation	—	501,131	—	501,131
Money Market Fund	3,828,174	—	—	3,828,174
Repurchase Agreement	—	49,826	—	49,826
Total	$4,496,234	$54,729,947	$—	$59,226,181

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF Schedule of Investments (continued) June 30, 2020

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace	0.4%
Asset Backed Securities	29.9
Chemicals	0.4
Commercial Mortgage Backed Securities	2.4
Communication Services	1.8
Consumer Discretionary	2.1
Consumer Staples	1.3
Debt Fund	1.1
Energy	1.7
Federal Home Loan Mortgage Corporation	0.9
Financials	11.1
Food/Tobacco	0.3
Forest Prod/Containers	0.0 **
Gaming/Leisure	0.1
Health Care	1.7
Industrials	3.2
Information Technology	2.5
Manufacturing	0.1
Materials	0.7

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of Net Assets
Media/Telecom – Broadcasting	0.2%
Media/Telecom – Cable/Wireless Video	0.6
Media/Telecom – Diversified Media	0.2
Media/Telecom – Telecommunications	0.1
Media/Telecom – Wireless Communications	0.3
Oil & Gas	0.3
Real Estate	0.5
Residential Mortgage Backed Securities	19.4
Sovereign Government	1.5
Transportation – Land Transportation	0.0 **
U.S. Treasury Notes	7.7
Utilities	2.8
Utility	0.5
Money Market	6.6
Repurchase Agreements	0.1
Total Investments	102.5
Liabilities in Excess of Other Assets	(2.5)
Net Assets	100.0%

____________

**       Less than 0.05%.

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE CANNABIS ETF Schedule of Investments June 30, 2020
Investments	Shares	Value
COMMON STOCKS — 78.7%
Agriculture — 9.1%
Village Farms International, Inc. (Canada)*(a)	866,893	$4,152,418
Biotechnology — 5.7%
Arena Pharmaceuticals, Inc.*	40,905	2,574,970
Distributors — 2.5%
Greenlane Holdings, Inc., Class A*	288,656	1,148,851
Investment Companies — 2.0%
Canopy Rivers, Inc. (Canada)*	1,100,004	896,479
Pharmaceuticals — 45.1%
Aleafia Health, Inc. (Canada)*	2,623,468	953,463
Aphria, Inc. (Canada)*(a)	567,756	2,435,673
Aurora Cannabis, Inc. (Canada)*	11,874	147,475
Canopy Growth Corp. (Canada)*(a)	98,420	1,590,467
Cardiol Therapeutics, Inc., Class A (Canada)*(a)	243,504	423,718
cbdMD, Inc.*(a)	438,146	836,859
Charlottes Web Holdings, Inc.*(a)	256,731	985,832
Corbus Pharmaceuticals Holdings, Inc.*	189,814	1,592,539
Emerald Health Therapeutics, Inc. (Canada)*	1,355,210	169,153
Green Organic Dutchman Holdings Ltd. (The) (Canada)*(a)	558,632	149,707
GW Pharmaceuticals PLC (United Kingdom)*(a)(b)	29,758	3,651,902
HEXO Corp. (Canada)*(a)	157,680	116,462
Intec Pharma Ltd. (Israel)*	452,288	128,133
Khiron Life Sciences Corp. (Canada)*(a)	543,329	215,417
MediPharm Labs Corp. (Canada)*(a)	467,734	394,930
Neptune Wellness Solutions, Inc. (Canada)*(a)	426,672	1,194,682
Organigram Holdings, Inc. (Canada)*(a)	1,221,438	1,901,210
Supreme Cannabis Co., Inc. (The) (Canada)*(a)	821,958	153,891
Tilray, Inc., Class 2 (Canada)*(a)	12,365	87,915
Valens Co., Inc. (The) (Canada)*(a)	1,055,428	1,859,785
WeedMD, Inc. (Canada)*(a)	587,544	209,221
Zynerba Pharmaceuticals, Inc.*(a)	380,685	1,282,908
Total Pharmaceuticals		20,481,342
Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
REITS — 9.4%
Innovative Industrial Properties, Inc.	48,420	$4,261,928
Specialty Retail — 4.9%
GrowGeneration Corp.*(a)	327,239	2,238,315
Total Common Stocks (Cost $59,385,993)		35,754,303
MONEY MARKET FUND — 7.9%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.06%(c) (Cost $3,608,987)	3,608,987	3,608,987
REPURCHASE AGREEMENTS — 28.1%(d)
Citigroup Global Markets, Inc., dated 06/30/20, due 07/01/20, 0.09%, total to be received $2,980,101, (collateralized by various U.S. Government Agency Obligations, 0.50% – 7.50%, 07/31/21 – 05/20/70, totaling $3,027,762)	$2,980,094	2,980,094
Daiwa Capital Markets America, dated 06/30/20, due 07/01/20, 0.10%, total to be received $2,980,102, (collateralized by various U.S. Government Agency Obligations, 0.00% – 6.50%, 07/28/20 – 03/01/52, totaling $3,031,625)	2,980,094	2,980,094
HSBC Securities USA, Inc., dated 06/30/20, due 07/01/20, 0.08%, total to be received $3,050,674, (collateralized by various U.S. Government Agency Obligations, 0.00% – 4.50%, 05/15/44 – 03/20/50, totaling $3,103,366)	3,050,667	3,050,667
JP Morgan Securities LLC, dated 06/30/20, due 07/01/20, 0.07%, total to be received $812,864, (collateralized by various U.S. Government Agency Obligations, 0.00% – 2.50%, 10/08/20 – 04/30/23, totaling $828,751)	812,862	812,862

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE CANNABIS ETF Schedule of Investments (continued) June 30, 2020
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/30/20, due 07/01/20, 0.09%, total to be received $2,980,101, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.00%, 07/31/20 – 07/01/50, totaling $3,032,571)	$2,980,094	$2,980,094
Total Repurchase Agreements (Cost $12,803,811)		12,803,811
Total Investments — 114.7% (Cost $75,798,791)		52,167,101
Liabilities in Excess of Other Assets — (14.7%)		(6,664,273)
Net Assets — 100.0%		$45,502,828

____________

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*        Non-income producing security.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $14,994,905; the aggregate market value of the collateral held by the fund is $17,321,990. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $4,518,179.

(b)     American Depositary Receipt.

(c)      Rate shown reflects the 7-day yield as of June 30, 2020.

(d)     Collateral received from brokers for securities lending was invested in these short-term investments.

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$35,754,303	$—	$—	$35,754,303
Money Market Fund	3,608,987	—	—	3,608,987
Repurchase Agreements	—	12,803,811	—	12,803,811
Swaps†	—	265,830	—	265,830
Total	$39,363,290	$13,069,641	$—	$52,432,931
Liabilities	Level 1	Level 2	Level 3	Total
Swaps†	$—	$(5,008)	$—	$(5,008)
Total	$—	$(5,008)	$—	$(5,008)

____________

†Derivative instruments, including swap contracts and futures contracts, are valued at the net unrealized gain (loss) on the instrument.

See accompanying Notes to Financial Statements.

ADVISORSHARES PURE CANNABIS ETF Schedule of Investments (continued) June 30, 2020

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	9.1%
Biotechnology	5.7
Distributors	2.5
Investment Companies	2.0
Pharmaceuticals	45.1
REITS	9.4
Specialty Retail	4.9
Money Market Fund	7.9
Repurchase Agreements	28.1
Total Investments	114.7
Liabilities in Excess of Other Assets	(14.7)
Net Assets	100.0%

Total Return Swap contracts outstanding as of June 30, 2020:

Reference Entity	Number of Contracts	Annual Financing Rate Paid	Payment Frequency	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
Cresco Labs ORD	106,823	1-month USD LIBOR + 1.00%	Quarterly	7/01/2021	$428,861	$440,111	$11,250
Curaleaf Holdings SUB VOT ORD	464,700	1-month USD LIBOR + 1.00%	Quarterly	7/01/2021	2,739,682	2,834,670	94,988
Green Thumb Industries SUB VOT ORD	300,600	1-month USD LIBOR + 1.00%	Quarterly	7/01/2021	2,909,598	3,005,248	95,650
Ianthus ORD	464,000	1-month USD LIBOR + 1.00%	Quarterly	7/01/2021	88,528	83,520	(5,008)
Trulieve Cannabis ORD	218,500	1-month USD LIBOR + 1.00%	Quarterly	7/01/2021	2,680,418	2,744,360	63,942
Net Unrealized Appreciation							$260,822

Cowen acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate. As of June 30, 2020, cash in the amount of $6,100,000 has been segregated as collateral from the broker for swap contracts.

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF Schedule of Investments June 30, 2020
Investments	Shares	Value
EXCHANGE TRADED FUND — 39.5%
Debt Fund — 39.5%
AdvisorShares Sage Core Reserves ETF† (Cost $64,679,499)	650,000	$63,930,750
MONEY MARKET FUNDS — 75.6%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 0.10%(a)	91,406,161	91,406,161
Fidelity Institutional Money Market Government Portfolio – Class III, 0.01%(a)	30,624,111	30,624,111
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, 0.06%(a)	500,000	500,000
Total Money Market Funds (Cost $122,530,272)		122,530,272
Total Investments Before Securities Sold, Not Yet Purchased (Cost $187,209,771)		186,461,022
Securities Sold, Not Yet Purchased — (102.7)%(b)
COMMON STOCKS — (102.7)%
Aerospace/Defense — (1.4)%
TransDigm Group, Inc.	(5,000)	(2,210,250)
Agriculture — (1.8)%
Altria Group, Inc.	(73,000)	(2,865,250)
Airlines — (1.4)%
Allegiant Travel Co.	(21,000)	(2,293,410)
Apparel — (2.7)%
Canada Goose Holdings, Inc. (Canada)*	(125,000)	(2,896,250)
Capri Holdings Ltd.*	(90,000)	(1,406,700)
Total Apparel		(4,302,950)
Banks — (5.2)%
HSBC Holdings PLC (United Kingdom)(c)	(200,000)	(4,666,000)
Wells Fargo & Co.	(150,000)	(3,840,000)
Total Banks		(8,506,000)
Chemicals — (1.4)%
Mosaic Co. (The)	(175,000)	(2,189,250)
Commercial Services — (2.6)%
GreenSky, Inc., Class A*	(300,000)	(1,470,000)
Monro, Inc.	(50,000)	(2,747,000)
Total Commercial Services		(4,217,000)
Investments	Shares	Value
COMMON STOCKS (continued)
Computers — (3.7)%
Cubic Corp.	(50,000)	$(2,401,500)
NetApp, Inc.	(50,000)	(2,218,500)
Stratasys Ltd.*	(90,000)	(1,427,400)
Total Computers		(6,047,400)
Distribution/Wholesale — (1.2)%
IAA, Inc.*	(50,000)	(1,928,500)
Diversified Financial Services — (6.3)%
Air Lease Corp.	(31,000)	(907,990)
Capital One Financial Corp.	(30,000)	(1,877,700)
Credit Acceptance Corp.*	(6,500)	(2,723,565)
Pagseguro Digital Ltd., Class A (Brazil)*	(70,000)	(2,473,800)
Synchrony Financial	(100,000)	(2,216,000)
Total Diversified Financial Services		(10,199,055)
Electric — (4.4)%
CenterPoint Energy, Inc.	(135,000)	(2,520,450)
OGE Energy Corp.	(65,000)	(1,973,400)
Sempra Energy	(22,000)	(2,579,060)
Total Electric		(7,072,910)
Electrical Components & Equipment — (3.3)%
Acuity Brands, Inc.	(25,000)	(2,393,500)
Universal Display Corp.	(20,000)	(2,992,400)
Total Electrical Components & Equipment		(5,385,900)
Engineering & Construction — (1.5)%
Granite Construction, Inc.	(125,000)	(2,392,500)
Entertainment — (2.3)%
Cinemark Holdings, Inc.	(200,000)	(2,310,000)
Madison Square Garden Sports Corp.*	(10,000)	(1,468,900)
Total Entertainment		(3,778,900)
Food — (3.0)%
Performance Food Group Co.*	(85,000)	(2,476,900)
Tyson Foods, Inc., Class A	(40,000)	(2,388,400)
Total Food		(4,865,300)
Food Service — (1.7)%
Aramark	(120,000)	(2,708,400)
Hand/Machine Tools — (2.6)%
Snap-on, Inc.	(30,000)	(4,155,300)

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF Schedule of Investments (continued) June 30, 2020
Investments	Shares	Value
COMMON STOCKS (continued)
Internet — (4.0)%
Eventbrite, Inc., Class A*	(200,000)	$(1,714,000)
HealthStream, Inc.*	(100,000)	(2,213,000)
RealReal, Inc. (The)*	(200,000)	(2,558,000)
Total Internet		(6,485,000)
Iron/Steel — (1.4)%
Cleveland-Cliffs, Inc.	(400,000)	(2,208,000)
Lodging — (3.0)%
Extended Stay America, Inc.	(200,000)	(2,238,000)
Hilton Grand Vacations, Inc.*	(100,000)	(1,955,000)
MGM Resorts International	(40,000)	(672,000)
Total Lodging		(4,865,000)
Machinery – Diversified — (1.1)%
Welbilt, Inc.*	(300,000)	(1,827,000)
Media — (2.4)%
Discovery, Inc., Class A*	(100,000)	(2,110,000)
ViacomCBS, Inc., Class B	(75,000)	(1,749,000)
Total Media		(3,859,000)
Office/Business Equipment — (2.2)%
Canon, Inc. (Japan)(c)	(182,500)	(3,644,525)
Oil & Gas — (2.6)%
Cenovus Energy, Inc. (Canada)	(350,000)	(1,634,500)
Noble Energy, Inc.	(280,000)	(2,508,800)
Total Oil & Gas		(4,143,300)
Oil & Gas Services — (1.7)%
National Oilwell Varco, Inc.	(220,000)	(2,695,000)
Packaging & Containers — (1.6)%
Sonoco Products Co.	(50,000)	(2,614,500)
Pipelines — (2.7)%
Cheniere Energy, Inc.*	(40,000)	(1,932,800)
Targa Resources Corp.	(120,000)	(2,408,400)
Total Pipelines		(4,341,200)
REITS — (10.4)%
Boston Properties, Inc.	(20,000)	(1,807,600)
Camden Property Trust	(40,000)	(3,648,800)
EastGroup Properties, Inc.	(18,000)	(2,134,980)
EPR Properties	(60,000)	(1,987,800)
Kilroy Realty Corp.	(50,000)	(2,935,000)
Mack-Cali Realty Corp.	(135,000)	(2,064,150)
Vornado Realty Trust	(60,000)	(2,292,600)
Total REITS		(16,870,930)
Investments	Shares	Value
COMMON STOCKS (continued)
Retail — (9.7)%
Foot Locker, Inc.	(110,000)	$(3,207,600)
Jack in the Box, Inc.	(40,100)	(2,971,009)
L Brands, Inc.	(205,000)	(3,068,850)
Restaurant Brands International, Inc. (Canada)	(65,000)	(3,550,950)
Starbucks Corp.	(40,000)	(2,943,600)
Total Retail		(15,742,009)
Software — (5.6)%
J2 Global, Inc.*	(30,000)	(1,896,300)
PROS Holdings, Inc.*	(50,000)	(2,221,500)
PTC, Inc.*	(35,000)	(2,722,650)
Smartsheet, Inc., Class A*	(45,000)	(2,291,400)
Total Software		(9,131,850)
Telecommunications — (6.5)%
AT&T, Inc.	(120,000)	(3,627,600)
Motorola Solutions, Inc.	(30,000)	(4,203,900)
ViaSat, Inc.*	(72,000)	(2,762,640)
Total Telecommunications		(10,594,140)
Transportation — (1.3)%
Golar LNG Ltd. (Cameroon)*	(300,000)	(2,172,000)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(164,349,252)]		(166,311,729)
Total Investments — 12.4% (Cost $22,860,519)		20,149,293
Other Assets in Excess of Liabilities — 87.6%		141,870,030
Net Assets — 100.0%		$162,019,323

____________

ETF — Exchange Traded Fund

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

*         Non-income producing security.

†         Affiliated Company.

(a)      Rate shown reflects the 7-day yield as of June 30, 2020.

(b)      As of June 30, 2020 cash in the amount of $146,481,250 has been segregated as collateral from the broker for securities sold short.

(c)      American Depositary Receipt.

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF Schedule of Investments (continued) June 30, 2020

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$63,930,750	$—	$—	$63,930,750
Money Market Funds	122,530,272	—	—	122,530,272
Total	$186,461,022	$—	$—	$186,461,022
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks	$(166,311,729)	$—	$—	$(166,311,729)
Total	$(166,311,729)	$—	$—	$(166,311,729)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Aerospace/Defense	(1.4)%
Agriculture	(1.8)
Airlines	(1.4)
Apparel	(2.7)
Banks	(5.2)
Chemicals	(1.4)
Commercial Services	(2.6)
Computers	(3.7)
Debt Fund	39.5
Distribution/Wholesale	(1.2)
Diversified Financial Services	(6.3)
Electric	(4.4)
Electrical Components & Equipment	(3.3)
Engineering & Construction	(1.5)
Entertainment	(2.3)
Food	(3.0)
Food Service	(1.7)
Hand / Machine Tools	(2.6)
Internet	(4.0)

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of Net Assets
Iron/Steel	(1.4)%
Lodging	(3.0)
Machinery – Diversified	(1.1)
Media	(2.4)
Office/Business Equipment	(2.2)
Oil & Gas	(2.6)
Oil & Gas Services	(1.7)
Packaging & Containers	(1.6)
Pipelines	(2.7)
REITS	(10.4)
Retail	(9.7)
Software	(5.6)
Telecommunications	(6.5)
Transportation	(1.3)
Money Market Funds	75.6%
Total Investments	12.4
Other Assets in Excess of Liabilities	87.6
Net Assets	100.0%

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2020 were as follows:

Affiliated Fund Name	Value at 6/30/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Number of Shares at 6/30/2020	Value at 6/30/2020	Dividend Income
AdvisorShares Sage Core Reserves ETF	$54,785,500	$34,968,500	$(24,964,754)	$(12,747)	$(845,749)	650,000	$63,930,750	$1,419,149

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF Schedule of Investments June 30, 2020
Investments	Principal	Value
CORPORATE BONDS — 53.1%
Airlines — 1.9%
Delta Air Lines, Inc., 2.60%, 12/04/20	$1,930,000	$1,898,481
Auto Manufacturers — 1.9%
General Motors Co., 1.27%, (3-Month USD LIBOR + 0.80%), 08/07/20@	1,907,000	1,906,584
Banks — 9.0%
Bank of America Corp., Series MTN, 3.50%, (3-Month USD LIBOR + 0.63%), 05/17/22@	2,813,000	2,881,815
Bank of New York Mellon Corp. (The), Series MTN, 2.05%, 05/03/21	10,000	10,129
Citigroup, Inc., 2.65%, 10/26/20	940,000	946,592
Citigroup, Inc., 1.39%, (3-Month USD LIBOR + 1.07%), 12/08/21@	1,433,000	1,444,530
Goldman Sachs Group, Inc. (The), 2.60%, 12/27/20	1,632,000	1,649,319
JPMorgan Chase & Co., 2.55%, 10/29/20	120,000	120,616
JPMorgan Chase & Co., Series MTN, 2.30%, 08/15/21	470,000	470,994
Manufacturers & Traders Trust Co., Series BKNT, 1.26%, (3-Month USD LIBOR + 0.27%), 01/25/21@	520,000	520,778
Morgan Stanley, Series GMTN, 5.50%, 07/24/20	250,000	250,768
Truist Bank, Series BKNT, 2.85%, 04/01/21	311,000	315,932
Wells Fargo & Co., Series MTN, 2.55%, 12/07/20	500,000	504,686
Total Banks		9,116,159
Beverages — 0.7%
PepsiCo, Inc., 2.15%, 10/14/20	750,000	753,045
Biotechnology — 0.2%
Gilead Sciences, Inc., 2.55%, 09/01/20	255,000	255,927
Investments	Principal	Value
CORPORATE BONDS (continued)
Commercial Services — 2.2%
Equifax, Inc., 2.30%, 06/01/21	$200,000	$202,893
Equifax, Inc., 1.26%, (3-Month USD LIBOR + 0.87%), 08/15/21@	570,000	569,295
Equifax, Inc., 3.60%, 08/15/21	1,420,000	1,466,231
Total Commercial Services		2,238,419
Computers — 4.8%
Apple, Inc., 2.00%, 11/13/20	410,000	412,621
Dell International LLC/EMC Corp., 4.42%, 06/15/21‡	1,035,000	1,064,019
Dell, Inc., 4.63%, 04/01/21(a)	1,415,000	1,441,354
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	1,914,000	1,926,079
Total Computers		4,844,073
Diversified Financial Services — 3.5%
Air Lease Corp., 3.50%, 01/15/22	1,420,000	1,435,089
American Express Credit Corp., Series F, 1.36%, (3-Month USD LIBOR + 1.05%), 09/14/20@(a)	611,000	611,721
International Lease Finance Corp., 8.25%, 12/15/20	1,437,000	1,471,109
Total Diversified Financial Services		3,517,919
Electric — 3.4%
Edison International, 2.40%, 09/15/22(a)	2,415,000	2,447,617
Entergy Corp., 4.00%, 07/15/22	930,000	987,439
Total Electric		3,435,056
Food — 0.2%
General Mills, Inc., 3.20%, 04/16/21	160,000	163,460
Healthcare – Products — 0.5%
Zimmer Biomet Holdings, Inc., 1.07%, (3-Month USD LIBOR + 0.75%), 03/19/21@	485,000	484,955
Healthcare – Services — 2.3%
Anthem, Inc., 2.50%, 11/21/20	1,555,000	1,567,454
Humana, Inc., 2.50%, 12/15/20	705,000	711,436
Total Healthcare – Services		2,278,890
See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF Schedule of Investments (continued) June 30, 2020
Investments	Principal	Value
CORPORATE BONDS (continued)
Insurance — 0.5%
American International Group, Inc., 3.38%, 08/15/20	$473,000	$474,616
Internet — 0.6%
Expedia Group, Inc., 5.95%, 08/15/20	660,000	661,953
Investment Companies — 0.9%
Ares Capital Corp., 3.63%, 01/19/22	946,000	962,287
Media — 2.1%
Comcast Corp., 3.13%, 07/15/22	1,350,000	1,425,168
DISH DBS Corp., 6.75%, 06/01/21	654,000	667,341
Total Media		2,092,509
Oil & Gas — 3.2%
Occidental Petroleum Corp., 2.60%, 08/13/21	2,265,000	2,219,643
Phillips 66, 0.96%, (3-Month USD LIBOR + 0.60%), 02/26/21@	970,000	968,645
Total Oil & Gas		3,188,288
Pharmaceuticals — 2.5%
Elanco Animal Health, Inc., 4.66%, 08/27/21	1,890,000	1,936,069
Mylan NV, 3.15%, 06/15/21	550,000	561,547
Total Pharmaceuticals		2,497,616
Pipelines — 6.7%
Buckeye Partners LP, 4.88%, 02/01/21	1,910,000	1,896,869
Energy Transfer Operating LP, 4.65%, 06/01/21	500,000	510,725
Enterprise Products Operating LLC, 5.20%, 09/01/20	955,000	962,253
Kinder Morgan Energy Partners LP, 3.50%, 03/01/21	1,670,000	1,691,013
NGPL PipeCo LLC, 4.38%, 08/15/22‡	465,000	479,937
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 06/01/22	1,182,000	1,208,730
Total Pipelines		6,749,527
REITS — 0.8%
Corporate Office Properties LP, 3.70%, 06/15/21	783,000	795,980
Retail — 1.9%
QVC, Inc., 4.38%, 03/15/23	1,870,000	1,879,163
Investments	Principal	Value
CORPORATE BONDS (continued)
Semiconductors — 0.5%
Xilinx, Inc., 3.00%, 03/15/21	$500,000	$508,146
Telecommunications — 2.6%
AT&T, Inc., 2.17%, (3-Month USD LIBOR + 0.95%), 07/15/21@	1,425,000	1,436,836
Sprint Corp., 7.25%, 09/15/21	1,140,000	1,196,435
Total Telecommunications		2,633,271
Trucking & Leasing — 0.2%
Aviation Capital Group LLC, 1.43%, (3-Month USD LIBOR + 0.67%), 07/30/21@‡	270,000	254,636
Total Corporate Bonds (Cost $53,529,250)		53,590,960
U.S. TREASURY NOTES — 18.9%
U.S. Treasury Note, 1.75%, 10/31/20	969,000	974,039
U.S. Treasury Note, 1.13%, 02/28/21	5,628,000	5,662,845
U.S. Treasury Note, 1.25%, 03/31/21	5,618,000	5,663,646
U.S. Treasury Note, 1.38%, 04/30/21	3,738,000	3,775,088
U.S. Treasury Note, 0.26%, 04/30/22@	2,950,000	2,952,264
Total U.S. Treasury Notes (Cost $19,029,712)		19,027,882
ASSET BACKED SECURITIES — 14.1%
Diversified Financial Services — 14.1%
Ally Master Owner Trust, Class A, Series 2018-2, 3.29%, 05/15/23	975,000	996,794
American Express Credit Account Master Trust, Class A, Series 2017-6, 2.04%, 05/15/23	2,150,000	2,160,464
BA Credit Card Trust, Class A2, Series 2018-A2, 3.00%, 09/15/23	375,000	382,716
Capital One Multi-Asset Execution Trust, Class A4, Series 2017-A4, 1.99%, 07/17/23	1,400,000	1,404,655
Carmax Auto Owner Trust, Class A2A, Series 2019-2, 2.69%, 07/15/22	1,016,490	1,025,582

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF Schedule of Investments (continued) June 30, 2020
Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
CarMax Auto Owner Trust, Class A3, Series 2018-1, 2.48%, 11/15/22	$827,627	$836,842
Citibank Credit Card Issuance Trust, Class A1, Series 2018-A1, 2.49%, 01/20/23	935,000	946,232
Discover Card Execution Note Trust, Class A3, Series 2016-A3, 1.85%, 10/16/23	840,000	850,006
GM Financial Automobile Leasing Trust, Class C, Series 2018-2, 3.50%, 04/20/22	437,000	441,119
GM Financial Consumer Automobile Receivables Trust, Class B, Series 2017-3A, 2.33%, 03/16/23‡	735,000	743,117
Honda Auto Receivables Owner Trust, Class A3, Series 2017-1, 1.72%, 07/21/21	55,176	55,260
Huntington Auto Trust, Class A4, Series 2016-1, 1.93%, 04/15/22	730,996	731,259
Hyundai Auto Receivables Trust, Class B, Series 2016-B, 1.82%, 11/15/22	520,000	522,896
Santander Drive Auto Receivables Trust, Class C, Series 2017-3, 2.76%, 12/15/22	469,827	471,845
SoFi Consumer Loan Program Trust, Class A, Series 2020-1, 2.02%, 01/25/29‡	356,248	360,180
Verizon Owner Trust, Class A, Series 2017-2A, 1.92%, 12/20/21‡	139,975	140,108
World Financial Network Credit Card Master Trust, Class A, Series 2015-B, 2.55%, 06/17/24	997,000	999,234
World Omni Auto Receivables Trust, Class A2, Series 2018-C, 2.80%, 01/18/22	110,280	110,389
World Omni Auto Receivables Trust, Class A2, Series 2020-A, 1.71%, 11/15/22	1,030,000	1,040,525
Total Asset Backed Securities (Cost $14,159,905)		14,219,223
Investments	Principal	Value
FOREIGN BONDS — 7.8%
Banks — 4.4%
Banco Bradesco SA, 5.90%, 01/16/21 (Brazil)‡	$940,000	$957,634
Credit Suisse Group Funding Guernsey Ltd., 3.13%, 12/10/20 (Switzerland)	1,920,000	1,942,211
HSBC Holdings PLC, 4.00%, 03/30/22 (United Kingdom)	910,000	960,578
Sumitomo Mitsui Financial Group, Inc., 1.99%, (3-Month USD LIBOR + 1.68%), 03/09/21 (Japan)@	615,000	621,164
Total Banks		4,481,587
Oil & Gas — 2.2%
Ecopetrol SA, 5.88%, 09/18/23 (Colombia)	1,320,000	1,417,212
Petroleos Mexicanos, 5.50%, 01/21/21 (Mexico)	775,000	775,000
Total Oil & Gas		2,192,212
Pharmaceuticals — 1.2%
Bayer US Finance II LLC, 0.93%, (3-Month USD LIBOR + 0.63%), 06/25/21 (Germany)@‡	260,000	259,719
Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 07/21/21 (Israel)	1,000,000	981,915
Total Pharmaceuticals		1,241,634
Total Foreign Bonds (Cost $7,931,582)		7,915,433
MUNICIPAL BONDS — 1.1%
Metropolitan Transportation Authority, Series E, 4.00%, 09/01/20	585,000	586,053
New Jersey Transportation Trust Fund Authority, Series C, 6.10%, 12/15/28	500,000	511,660
Total Municipal Bonds (Cost $1,098,437)		1,097,713
MORTGAGE BACKED SECURITIES — 0.1%
Commercial Mortgage Backed Securities — 0.1%
Fannie Mae – Aces, Class A1, Series 2016-M1, 2.43%, 01/25/26	116,314	118,568
Freddie Mac REMICS, Class ED, Series 2010-3645, 2.50%, 12/15/20	446	446
Total Mortgage Backed Securities (Cost $117,663)		119,014

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF Schedule of Investments (continued) June 30, 2020
Investments	Shares/ Principal	Value
MONEY MARKET FUND — 4.4%
JPMorgan U.S. Government Money Market Fund – Institutional Class, 0.07%(b) (Cost $4,413,068)	4,413,068	$4,413,068
REPURCHASE AGREEMENTS — 2.3%(c)
Citigroup Global Markets, Inc., dated 06/30/20, due 07/01/20, 0.09%, total to be received $540,148, (collateralized by various U.S. Government Agency Obligations, 0.50% – 7.50%, 07/31/21 – 05/20/70, totaling $548,787)	$540,147	540,147
Daiwa Capital Markets America, dated 06/30/20, due 07/01/20, 0.10%, total to be received $540,149, (collateralized by various U.S. Government Agency Obligations, 0.00% – 6.50%, 07/28/20 – 03/01/52, totaling $549,487)	540,147	540,147
HSBC Securities USA, Inc., dated 06/30/20, due 07/01/20, 0.08%, total to be received $540,148, (collateralized by various U.S. Government Agency Obligations, 0.00% – 4.50%, 05/15/44 – 03/20/50, totaling $549,478)	540,147	540,147
JP Morgan Securities LLC, dated 06/30/20, due 07/01/20, 0.07%, total to be received $160,117, (collateralized by various U.S. Government Agency Obligations, 0.00% – 2.50%, 10/08/20 – 04/30/23, totaling $163,247)	160,117	160,117
Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
RBC Dominion Securities, Inc., dated 06/30/20, due 07/01/20, 0.09%, total to be received $540,148, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.00%, 07/31/20 – 07/01/50, totaling $549,659)	$540,147	$540,147
Total Repurchase Agreements (Cost $2,320,705)		2,320,705
Total Investments — 101.8% (Cost $102,600,322)		102,703,998
Liabilities in Excess of Other Assets — (1.8%)		(1,783,095)
Net Assets — 100.0%		$100,920,903

____________

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

PLC — Public Limited Company

REITS — Real Estate Investment Trusts

@       Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2020.

‡        Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,242,016; the aggregate market value of the collateral held by the fund is $2,320,705.

(b)     Rate shown reflects the 7-day yield as of June 30, 2020.

(c)      Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF Schedule of Investments (continued) June 30, 2020

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$53,590,960	$—	$53,590,960
U.S. Treasury Notes	—	19,027,882	—	19,027,882
Asset Backed Securities	—	14,219,223	—	14,219,223
Foreign Bonds	—	7,915,433	—	7,915,433
Municipal Bonds	—	1,097,713	—	1,097,713
Mortgage Backed Securities	—	119,014	—	119,014
Money Market Fund	4,413,068	—	—	4,413,068
Repurchase Agreements	—	2,320,705	—	2,320,705
Total	$4,413,068	$98,290,930	$—	$102,703,998

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Airlines	1.9%
Auto Manufacturers	1.9
Banks	13.4
Beverages	0.7
Biotechnology	0.2
Commercial Mortgage Backed Securities	0.1
Commercial Services	2.2
Computers	4.8
Diversified Financial Services	17.6
Electric	3.4
Food	0.2
Healthcare – Products	0.5
Healthcare – Services	2.3
Insurance	0.5
Internet	0.6
Investment Companies	0.9

SUMMARY OF SCHEDULE OF INVESTMENTS (continued)

% of Net Assets
Media	2.1%
Municipal	1.1
Oil & Gas	5.4
Pharmaceuticals	3.7
Pipelines	6.7
REITS	0.8
Retail	1.9
Semiconductors	0.5
Telecommunications	2.6
Trucking & Leasing	0.2
U.S. Treasury Notes	18.9
Money Market Fund	4.4
Repurchase Agreements	2.3
Total Investments	101.8
Liabilities in Excess of Other Assets	(1.8)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF Schedule of Investments June 30, 2020
Investments	Shares	Value
EXCHANGE TRADED FUNDS — 95.1%
Debt Fund — 19.2%
First Trust Low Duration Opportunities ETF(a)	9,481	$489,978
iShares Core U.S. Aggregate Bond ETF(a)	4,192	495,536
iShares Short-Term Corporate Bond ETF(a)	9,124	499,174
JPMorgan Ultra-Short Income ETF(a)	9,735	493,857
PIMCO Enhanced Short Maturity Active ETF(a)	4,866	494,824
Total Debt Fund		2,473,369
Equity Fund — 75.9%
Communication Services Select Sector SPDR Fund	8,877	479,713
Consumer Staples Select Sector SPDR Fund	7,533	441,735
Health Care Select Sector SPDR Fund	6,492	649,655
iShares MSCI EAFE ETF	11,168	679,796
SPDR S&P 500 ETF Trust	21,254	6,553,884
Technology Select Sector SPDR Fund	5,656	590,995
X-trackers MSCI Europe Hedged Equity ETF	14,047	387,135
Total Equity Fund		9,782,913
Total Exchange Traded Funds (Cost $9,987,469)		12,256,282
MONEY MARKET FUND — 5.1%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.11%(b) (Cost $654,960)	654,960	654,960
Total Investments Before Written Options — 100.2% (Cost $10,642,429)		12,911,242
Investments	Notional Amount	Shares	Value
WRITTEN CALL OPTION — (0.0)%**
SPDR S&P 500 ETF Trust, expiring 07/17/20, Strike Price $339.00	$5,390,100	(159)	$(2,306)
[Premium Received $(16,661)]
Total Investments — 100.2% (Cost $10,625,768)			12,908,936
Liabilities in Excess of Other Assets — (0.2%)			(27,200)
Net Assets — 100.0%			$12,881,736

____________

ETF — Exchange Traded Fund

**        Less than 0.05%.

(a)      All or a portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $2,740,694 as of June 30, 2020.

(b)      Rate shown reflects the 7-day yield as of June 30, 2020.

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF Schedule of Investments (continued) June 30, 2020

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$12,256,282	$—	$—	$12,256,282
Money Market Fund	654,960	—	—	654,960
Total	$12,911,242	$—	$—	$12,911,242
Liabilities	Level 1	Level 2	Level 3	Total
Written Call Option	$(2,306)	$—	$—	$(2,306)
Total	$(2,306)	$—	$—	$(2,306)

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Debt Fund	19.2%
Equity Fund	75.9
Written Call Option	(0.0)**
Money Market Fund	5.1
Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

____________

**       Less than 0.05%.

See accompanying Notes to Financial Statements.

ADVISORSHARES VICE ETF Schedule of Investments June 30, 2020
Investments	Shares	Value
COMMON STOCKS — 99.7%
Agriculture — 15.1%
Altria Group, Inc.	4,775	$187,419
British American Tobacco PLC (United Kingdom)(a)(b)	4,978	193,246
Imperial Brands PLC (United Kingdom)(b)	9,306	177,140
Philip Morris International, Inc.	2,873	201,282
Turning Point Brands, Inc.(a)	9,902	246,659
Universal Corp.	4,920	209,149
Vector Group Ltd.	15,975	160,708
Total Agriculture		1,375,603
Apparel — 5.2%
LVMH Moet Hennessy Louis Vuitton SE (France)(b)	5,355	473,543
Beverages — 30.2%
Ambev SA (Brazil)(b)	55,796	147,301
Anheuser-Busch InBev SA/NV (Belgium)(b)	1,762	86,867
Boston Beer Co., Inc. (The), Class A*(a)	1,250	670,812
Brown-Forman Corp., Class B(a)	7,040	448,166
Constellation Brands, Inc., Class A	1,066	186,497
Craft Brew Alliance, Inc.*	21,183	326,006
Diageo PLC (United Kingdom)(a)(b)	1,238	166,375
MGP Ingredients, Inc.	11,583	425,154
Molson Coors Beverage Co., Class B	2,696	92,635
New Age Beverages Corp.*	64,067	98,023
Pernod Ricard SA (France)(b)	3,335	105,653
Total Beverages		2,753,489
Electronics — 5.6%
PerkinElmer, Inc.	5,200	510,068
Entertainment — 2.4%
RCI Hospitality Holdings, Inc.	16,060	222,592
Healthcare – Products — 14.2%
Abbott Laboratories	6,414	586,432
Thermo Fisher Scientific, Inc.	1,962	710,911
Total Healthcare — Products		1,297,343
Healthcare – Services — 3.8%
Catalent, Inc.*	4,800	351,840
Housewares — 3.5%
Scotts Miracle-Gro Co. (The)	2,349	315,870
Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
Pharmaceuticals — 11.8%
AbbVie, Inc.	6,185	$607,243
Novartis AG (Switzerland)(b)	5,386	470,413
Total Pharmaceuticals		1,077,656
Retail — 7.9%
BJ’s Restaurants, Inc.	11,709	245,186
Darden Restaurants, Inc.	3,442	260,800
Dave & Buster’s Entertainment, Inc.(a)	16,296	217,226
Total Retail		723,212
Total Common Stocks (Cost $9,506,713)		9,101,216
MONEY MARKET FUND — 0.6%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.10%(c) (Cost $52,945)	52,945	52,945
REPURCHASE AGREEMENTS — 3.2%(d)
Citigroup Global Markets, Inc., dated 06/30/20, due 07/01/20, 0.09%, total to be received $40,877, (collateralized by various U.S. Government Agency Obligations, 0.00% – 4.50%, 07/01/24 – 12/01/48, totaling $41,616)	$40,877	40,877
RBC Dominion Securities, Inc., dated 06/30/20, due 07/01/20, 0.09%, total to be received $249,001, (collateralized by various U.S. Government Agency Obligations, 0.00% – 7.00%, 07/31/20 – 07/01/50, totaling $253,385)	249,000	249,000
Total Repurchase Agreements (Cost $289,877)		289,877
Total Investments — 103.5% (Cost $9,849,535)		9,444,038
Liabilities in Excess of Other Assets — (3.5%)		(318,461)
Net Assets — 100.0%		$9,125,577

____________

PLC — Public Limited Company

*         Non-income producing security.

(a)      All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,552,873; the aggregate market value of the collateral held by the fund is $1,596,178. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $1,306,301.

(b)      American Depositary Receipt.

(c)      Rate shown reflects the 7-day yield as of June 30, 2020.

(d)      Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES VICE ETF Schedule of Investments (continued) June 30, 2020

Fair Value Measurements

The following is a summary of the inputs used, as of June 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$9,101,216	$—	$—	$9,101,216
Money Market Fund	52,945	—	—	52,945
Repurchase Agreements	—	289,877	—	289,877
Total	$9,154,161	$289,877	$—	$9,444,038

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	15.1%
Apparel	5.2
Beverages	30.2
Electronics	5.6
Entertainment	2.4
Healthcare – Products	14.2
Healthcare – Services	3.8
Housewares	3.5
Pharmaceuticals	11.8
Retail	7.9
Money Market Fund	0.6
Repurchase Agreements	3.2
Total Investments	103.5
Liabilities in Excess of Other Assets	(3.5)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

ADVISORSHARES TRUST Statements of Assets and Liabilities June 30, 2020
	AdvisorShares Dorsey Wright ADR ETF	AdvisorShares Dorsey Wright Alpha Equal Weight ETF	AdvisorShares Dorsey Wright FSM All Cap World ETF
ASSETS
Investments, at Cost	$55,430,713	$36,053,125	$69,332,493
Investments in Affiliates, at Cost (Note 8)	—	—	—
Repurchase Agreements, at Cost (Note 2)	8,735,618	218,120	22,322,213
Total Cost of Investments	64,166,331	36,271,245	91,654,706
Investments, at Market Value (including securities on loan) (Note 2)(a)	75,955,873	39,365,909	73,688,390
Investments in Affiliates, at Market Value (Note 8)	—	—	—
Repurchase Agreements, at Market Value (Note 2)	8,735,618	218,120	22,322,213
Total Market Value of Investments	84,691,491	39,584,029	96,010,603
Cash	—	—	—
Cash collateral held at brokers	—	—	—
Dividends and Interest Receivable	43,337	13,931	67,555
Receivable from Securities Sold	—	—	—
Capital Shares Receivable	—	—	—
Reclaim Receivable	26,796	—	—
Due from Investment Advisor	—	—	—
Prepaid Organizational Fees	—	9,907	9,335
Prepaid Expenses	—	—	—
Total Assets	84,761,624	39,607,867	96,087,493
LIABILITIES
Cash collateral for securities on loan(b)	8,735,618	218,120	22,322,213
Advisory Fees Payable	70,333	20,379	43,767
Trustee Fees Payable	593	308	328
Securities Sold, Not Yet Purchased(c)	—	—	—
Payable for Securities Purchased	—	—	—
CCO Fees Payable	68	195	143
Dividend Payable on Securities Sold, Not Yet Purchased	—	—	—
Accrued Expenses	75,690	35,510	36,246
Total Liabilities	8,882,302	274,512	22,402,697
NET ASSETS	$75,879,322	$39,333,355	$73,684,796
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$118,128,611	$45,523,873	$69,302,385
Total Distributable Earnings / Accumulated (Loss)	(42,249,289)	(6,190,518)	4,382,411
NET ASSETS	$75,879,322	$39,333,355	$73,684,796
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	1,425,000	1,925,000	2,625,000
Net Asset Value (NAV) Per Share	$53.25	$20.43	$28.07

(a) Market value of securities on loan	$13,819,242	$2,177,883	$36,785,437
(b) Non-cash collateral for securities on loan	$5,249,852	$2,012,047	$14,490,856
(c) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Assets and Liabilities June 30, 2020
AdvisorShares Dorsey Wright FSM US Core ETF	AdvisorShares Dorsey Wright Micro-Cap ETF	AdvisorShares Dorsey Wright Short ETF	AdvisorShares DoubleLine Value Equity ETF	AdvisorShares Focused Equity ETF

$43,498,379	$1,655,135	$96,503,312	$40,090,544	$16,380,544
—	—	17,451,005	—	—
22,860,641	275,942	—	—	—
66,359,020	1,931,077	113,954,317	40,090,544	16,380,544
46,777,919	2,150,909	96,503,312	41,464,723	19,649,720
—	—	17,212,125	—	—
22,860,641	275,942	—	—	—
69,638,560	2,426,851	113,715,437	41,464,723	19,649,720
—	116	—	—	—
—	—	107,102,220	—	—
43,939	1,112	6,208	51,693	8,872
—	—	—	410,774	—
—	—	2,439,191	—	—
—	—	—	—	—
—	—	—	—	245
9,335	—	—	—	—
—	—	1,625	3,953	4,357
69,691,834	2,428,079	223,264,681	41,931,143	19,663,194

22,860,641	275,942	—	—	—
27,592	498	15,546	22,500	—
301	97	215	475	546
—	—	109,955,954	—	—
—	—	—	367,939	—
302	47	314	122	17
—	—	151,537	—	—
35,749	39,698	43,016	56,866	46,172
22,924,585	316,282	110,166,582	447,902	46,735
$46,767,249	$2,111,797	$113,098,099	$41,483,241	$19,616,459

$43,385,185	$2,817,938	$152,974,031	$72,431,169	$17,033,003
3,382,064	(706,141)	(39,875,932)	(30,947,928)	2,583,456
$46,767,249	$2,111,797	$113,098,099	$41,483,241	$19,616,459

1,700,000	100,000	5,850,000	625,000	550,000
$27.51	$21.12	$19.33	$66.37	$35.67

$23,044,589	$508,908	$—	$758,337	$476,316
$196,518	$241,004	$—	$753,568	$478,436
$—	$—	$129,073,560	$—	$—
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Assets and Liabilities June 30, 2020
	AdvisorShares FolioBeyond Smart Core Bond ETF	AdvisorShares Newfleet Multi-Sector Income ETF	AdvisorShares Pure Cannabis ETF
ASSETS
Investments, at Cost	$8,329,215	$58,897,745	$62,994,980
Investments in Affiliates, at Cost (Note 8)	—	—	—
Repurchase Agreements, at Cost (Note 2)	1,361,786	49,826	12,803,811
Total Cost of Investments	9,691,001	58,947,571	75,798,791
Investments, at Market Value (including securities on loan) (Note 2)(a)	8,397,012	59,176,355	39,363,290
Investments in Affiliates, at Market Value (Note 8)	—	—	—
Repurchase Agreements, at Market Value (Note 2)	1,361,786	49,826	12,803,811
Total Market Value of Investments	9,758,798	59,226,181	52,167,101
Cash	—	6,140	299,977
Foreign currency(b)	—	—	197,642
Cash collateral held at brokers	—	—	6,100,000
Unrealized Appreciation on Swaps Contracts	—	—	265,830
Dividends and Interest Receivable	214	216,613	256,449
Receivable from Securities Sold	702,301	179,168	—
Reclaim Receivable	—	—	—
Due from Investment Advisor	—	—	—
Prepaid Expenses	2,240	795	4,344
Total Assets	10,463,553	59,628,897	59,291,343
LIABILITIES
Unrealized Depreciation on Swaps Contracts	—	—	5,008
Cash collateral for securities on loan(c)	1,361,786	49,826	12,803,811
Advisory Fees Payable	3,597	27,730	4,253
Trustee Fees Payable	15	172	71
Securities Sold, Not Yet Purchased(d)	—	—	—
Payable for Securities Purchased	754,769	1,711,454	499,313
Options Written, at value(e)	—	—	—
CCO Fees Payable	30	374	92
Due to Broker	—	—	443,919
Dividend Payable	—	—	—
Dividend Payable on Securities Sold, Not Yet Purchased	—	—	—
Accrued Expenses	31,374	72,241	32,048
Total Liabilities	2,151,571	1,861,797	13,788,515
NET ASSETS	$8,311,982	$57,767,100	$45,502,828
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$9,371,227	$65,538,830	$92,122,475
Total Distributable Earnings/Accumulated (Loss)	(1,059,245)	(7,771,730)	(46,619,647)
NET ASSETS	$8,311,982	$57,767,100	$45,502,828
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	325,000	1,200,000	4,475,000
Net Asset Value (NAV) Per Share	$25.58	$48.14	$10.17

(a) Market value of securities on loan	$1,334,528	$48,185	$14,994,905
(b) Foreign currency at cost	$—	$—	$197,636
(c) Non-cash collateral for securities on loan	$—	$—	$4,518,179
(d) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$—
(e) Premiums received for options written	$—	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Assets and Liabilities June 30, 2020
AdvisorShares Ranger Equity Bear ETF	AdvisorShares Sage Core Reserves ETF	AdvisorShares STAR Global Buy-Write ETF	AdvisorShares Vice ETF

$122,530,272	$100,279,617	$10,642,429	$9,559,658
64,679,499	—	—	—
—	2,320,705	—	289,877
187,209,771	102,600,322	10,642,429	9,849,535
122,530,272	100,383,293	12,911,242	9,154,161
63,930,750	—	—	—
—	2,320,705	—	289,877
186,461,022	102,703,998	12,911,242	9,444,038
—	—	916	—
—	—	—	—
146,481,250	—	—	—
—	—	—	—
6,680	608,453	34,629	14,213
5,468,991	—	—	—
—	—	—	2,778
—	—	—	1,450
5,763	3,039	3,441	210
338,423,706	103,315,490	12,950,228	9,462,689

—	—	—	—
—	2,320,705	—	289,877
184,067	11,577	12,071	—
384	255	371	162
166,311,729	—	—	—
9,518,772	—	—	—
—	—	2,306	—
116	76	46	180
—	—	9,145	—
—	—	—	—
318,900	—	—	—
70,415	61,974	44,553	46,893
176,404,383	2,394,587	68,492	337,112
$162,019,323	$100,920,903	$12,881,736	$9,125,577

$469,757,736	$102,164,344	$11,962,723	$10,868,770
(307,738,413)	(1,243,441)	919,013	(1,743,193)
$162,019,323	$100,920,903	$12,881,736	$9,125,577

33,375,000	1,025,000	400,000	400,000
$4.85	$98.46	$32.20	$22.81

$—	$2,242,016	$—	$1,552,873
$—	$—	$—	$—
$—	$—	$—	$1,306,301
$164,349,252	$—	$—	$—
$—	$—	$16,661	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Operations Year Ended June 30, 2020
	AdvisorShares Dorsey Wright ADR ETF	AdvisorShares Dorsey Wright Alpha Equal Weight ETF(1)	AdvisorShares Dorsey Wright FSM All Cap World ETF(1)
INVESTMENT INCOME:
Dividend Income	$979,447	$161,457	$135,624
Dividend Income from Affiliates	—	—	—
Interest Income	—	—	—
Securities lending income (net) (Note 2)	49,297	2,032	9,032
Foreign withholding tax	(83,731)	—	—
Total Investment Income	945,013	163,489	144,656

EXPENSES:
Advisory Fees	735,743	113,260	132,103
Accounting & Administration Fees	76,186	13,738	12,469
Professional Fees	55,941	25,004	24,678
Exchange Listing Fees	8,751	1,085	335
Custody Fees	7,409	2,215	1,760
Report to Shareholders	16,192	5,283	5,874
Trustee Fees	6,956	3,029	3,029
CCO Fees	14,171	2,082	1,984
Pricing Fees	1,285	2,490	2,641
Transfer Agent Fees	7,357	1,132	1,328
Insurance Fees	9,356	—	—
Dividend Expense	—	—	—
Organizational Fees	—	9,800	9,234
Miscellaneous Fees	9,278	1,388	1,365
Total Expenses	948,625	180,506	196,800

Advisory Fees Waived/Recoupment	51,436	(31,003)	(22,184)
Expense Reimbursement	—	—	—
Net Expenses	1,000,061	149,503	174,616
Net Investment Income (Loss)	(55,048)	13,986	(29,960)

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(13,901,531)	(9,519,290)	56,474
In-Kind Redemptions	6,600,451	162,049	487,191
Short Sales	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	6,505,899	3,312,784	4,355,897
Investments in Affiliates	—	—	—
Short Sales	—	—	—
Net Realized and Unrealized Gain (Loss)	(795,181)	(6,044,457)	4,899,562
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(850,229)	$(6,030,471)	$4,869,602

____________

(1)    Represents the period December 26, 2019 (commencement of operations) to June 30, 2020.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Operations Year Ended June 30, 2020
AdvisorShares Dorsey Wright FSM US Core ETF(1)	AdvisorShares Dorsey Wright Micro-Cap ETF	AdvisorShares Dorsey Wright Short ETF	AdvisorShares DoubleLine Value Equity ETF	AdvisorShares Focused Equity ETF

$209,817	$18,464	$231,883	$1,137,623	$221,987
—	—	211,958	—	—
—	—	131,843	—	—
10,937	4,349	—	1,200	1,219
—	(192)	—	(11,625)	—
220,754	22,621	575,684	1,127,198	223,206

121,835	15,224	440,572	379,112	146,061
12,727	59,166	57,211	73,479	72,401
25,058	16,502	29,515	75,626	26,148
991	—	3,825	5,500	4,641
1,550	2,202	4,524	5,427	1,494
5,080	1,308	8,681	9,775	4,868
3,005	5,550	6,172	6,329	6,209
2,243	339	8,094	8,096	2,689
2,640	25	430	2,037	3,303
1,218	152	4,406	4,062	1,420
—	—	1,368	4,186	1,086
—	—	1,452,927	—	—
9,234	—	—	—	—
1,388	612	1,889	5,172	1,468
186,969	101,080	2,019,614	578,801	271,788

(26,148)	(15,224)	70,194	(91,371)	(125,698)
—	(62,139)	—	—	—
160,821	23,717	2,089,808	487,430	146,090
59,933	(1,096)	(1,514,124)	639,768	77,116

42,591	(537,845)	—	(1,573,685)	(108,296)
399,456	238,720	—	1,122,726	1,253,336
—	—	(55,052,518)	—	—

3,279,540	183,938	—	(2,093,528)	(641,830)
—	—	(243,880)	—	—
—	—	17,919,285	—	—
3,721,587	(115,187)	(37,377,113)	(2,544,487)	503,210
$3,781,520	$(116,283)	$(38,891,237)	$(1,904,719)	$580,326
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Operations Year Ended June 30, 2020
	AdvisorShares FolioBeyond Smart Core Bond ETF	AdvisorShares Newfleet Multi-Sector Income ETF	AdvisorShares Pure Cannabis ETF
INVESTMENT INCOME:
Dividend Income	$284,750	$23,942	$222,495
Dividend Income from Affiliates	—	—	—
Interest Income	—	2,184,425	—
Securities lending income (net) (Note 2)	7,849	951	2,692,560
Foreign withholding tax	—	—	—
Total Investment Income	292,599	2,209,318	2,915,055

EXPENSES:
Advisory Fees	35,750	339,067	273,012
Accounting & Administration Fees	28,634	109,630	28,193
Professional Fees	20,447	42,047	128,467
Exchange Listing Fees	9,924	8,751	5,547
Custody Fees	627	8,960	30,594
Report to Shareholders	1,038	6,066	35,077
Trustee Fees	5,725	6,666	6,345
CCO Fees	1,150	12,152	7,271
Pricing Fees	1,888	7,158	9,879
Transfer Agent Fees	536	5,086	3,411
Insurance Fees	501	5,636	3,146
Dividend Expense	—	—	—
Miscellaneous Fees	762	7,840	1,867
Total Expenses	106,982	559,059	532,809

Advisory Fees Waived/Recoupment	(35,750)	(50,459)	(196,096)
Expense Reimbursement	(3,307)	—	—
Net Expenses	67,925	508,600	336,713
Net Investment Income (Loss)	224,674	1,700,718	2,578,342

REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(23,241)	(22,978)	(18,002,671)
Investments in Affiliates	—	—	—
In-Kind Redemptions	—	—	—
Swaps	—	—	(4,020,660)
Futures	—	—	—
Short Sales	—	—	—
Foreign Currency Transactions	—	—	(8,102)
Options Written	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(32,321)	(468,929)	(19,407,567)
Investments in Affiliates	—	—	—
Short Sales	—	—	—
Options Written	—	—	—
Swaps	—	—	464,310
Foreign Currency Translations	—	—	11
Net Realized and Unrealized Gain (Loss)	(55,562)	(491,907)	(40,974,679)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$169,112	$1,208,811	$(38,396,337)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Operations Year Ended June 30, 2020
AdvisorShares Ranger Equity Bear ETF	AdvisorShares Sage Core Reserves ETF	AdvisorShares STAR Global Buy-Write ETF	AdvisorShares Vice ETF

$1,191,072	$26,298	$293,942	$290,857
1,419,149	—	—	—
374,828	2,214,044	—	—
—	27,880	—	23,346
—	—	—	(5,846)
2,985,049	2,268,222	293,942	308,357

2,202,563	283,646	187,760	69,336
75,453	80,614	71,004	64,892
68,735	50,456	25,222	23,287
5,460	6,814	5,472	—
11,373	10,477	1,286	2,226
34,261	12,971	2,960	11,172
8,418	6,583	5,913	6,018
23,922	14,910	1,759	2,107
2,807	11,529	1,735	1,267
11,011	7,091	1,043	867
10,091	4,817	975	784
2,084,696	—	—	—
16,041	6,580	1,543	1,216
4,554,831	496,488	306,672	183,172

—	(165,567)	(49,370)	(69,336)
—	—	—	(9,952)
4,554,831	330,921	257,302	103,884
(1,569,782)	1,937,301	36,640	204,473

—	(1,125,474)	(199,045)	(766,604)
(12,747)	—	—	—
—	—	392,694	479,561
—	—	—	—
—	(2,469)	—	—
(47,321,141)	—	—	—
—	—	—	—
—	—	(257,534)	—

—	(49,554)	178,708	(726,546)
(845,749)	—	—	—
350,317	—	—	—
—	—	8,137	—
—	—	—	—
—	—	—	—
(47,829,320)	(1,177,497)	122,960	(1,013,589)
$(49,399,102)	$759,804	$159,600	$(809,116)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares Dorsey Wright ADR ETF
	Year ended June 30, 2020	Year ended June 30, 2019
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net Investment Income (Loss)	$(55,048)	$671,886
Net Realized Gain (Loss)	(7,301,080)	(29,152,407)
Net Change in Unrealized Appreciation (Depreciation)	6,505,899	7,499,640
Net Increase (Decrease) In Net Assets Resulting From Operations	(850,229)	(20,980,881)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(18,253)	(669,735)
Total Distributions	(18,253)	(669,735)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	21,728,373	10,215,051
Value of Shares Redeemed	(53,178,644)	(127,066,943)
Net Increase (Decrease) From Capital Stock Transactions	(31,450,271)	(116,851,892)
Net Increase (Decrease) in Net Assets	(32,318,753)	(138,502,508)
Net Assets:
Beginning of Year/Period	108,198,075	246,700,583
End of Year/Period	$75,879,322	$108,198,075
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	2,175,000	4,625,000
Shares Sold	400,000	225,000
Shares Repurchased	(1,150,000)	(2,675,000)
Shares Outstanding, End of Year/Period	1,425,000	2,175,000

____________

*       Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
AdvisorShares Dorsey Wright Alpha Equal Weight ETF	AdvisorShares Dorsey Wright FSM All Cap World ETF	AdvisorShares Dorsey Wright FSM US Core ETF
For the period December 26, 2019* to June 30, 2020	For the period December 26, 2019* to June 30, 2020	For the period December 26, 2019* to June 30, 2020

$13,986	$(29,960)	$59,933
(9,357,241)	543,665	442,047
3,312,784	4,355,897	3,279,540
(6,030,471)	4,869,602	3,781,520

—	—	—
—	—	—

52,473,131	84,936,967	61,741,061
(7,109,305)	(16,121,773)	(18,755,332)
45,363,826	68,815,194	42,985,729
39,333,355	73,684,796	46,767,249

—	—	—
$39,333,355	$73,684,796	$46,767,249

—	—	—
2,250,000	3,250,000	2,425,000
(325,000)	(625,000)	(725,000)
1,925,000	2,625,000	1,700,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares Dorsey Wright Micro-Cap ETF
	Year ended June 30, 2020	For the period July 11, 2018* to June 30, 2019
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net Investment Income (Loss)	$(1,096)	$(2,561)
Net Realized Gain (Loss)	(299,125)	(651,231)
Net Change in Unrealized Appreciation (Depreciation)	183,938	311,836
Net Increase (Decrease) In Net Assets Resulting From Operations	(116,283)	(341,956)
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(1,775)	—
Total Distributions	(1,775)	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	1,098,972	4,158,184
Value of Shares Redeemed	(1,172,715)	(1,512,630)
Net Increase (Decrease) From Capital Stock Transactions	(73,743)	2,645,554
Net Increase (Decrease) in Net Assets	(191,801)	2,303,598
Net Assets:
Beginning of Year/Period	2,303,598	—
End of Year/Period	$2,111,797	$2,303,598
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	100,000	—
Shares Sold	50,000	175,000
Shares Repurchased	(50,000)	(75,000)
Shares Outstanding, End of Year/Period	100,000	100,000

____________

*       Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
AdvisorShares Dorsey Wright Short ETF		AdvisorShares DoubleLine Value Equity ETF		AdvisorShares Focused Equity ETF
Year ended June 30, 2020	For the period July 11, 2018* to June 30, 2019	Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2020	Year ended June 30, 2019

$(1,514,124)	$65,289	$639,768	$695,083	$77,116	$74,174
(55,052,518)	(2,276,599)	(450,959)	(5,293,435)	1,145,040	(614,208)
17,675,405	1,203,321	(2,093,528)	4,571,285	(641,830)	2,250,694
(38,891,237)	(1,007,989)	(1,904,719)	(27,067)	580,326	1,710,660

(64,055)	(17,152)	(652,256)	(830,880)	(80,515)	(337,572)
(64,055)	(17,152)	(652,256)	(830,880)	(80,515)	(337,572)

226,951,360	46,950,851	—	—	6,471,068	1,526,590
(99,178,487)	(21,645,192)	(17,345,515)	(32,790,377)	(4,565,446)	—
127,772,873	25,305,659	(17,345,515)	(32,790,377)	1,905,622	1,526,590
88,817,581	24,280,518	(19,902,490)	(33,648,324)	2,405,433	2,899,678

24,280,518	—	61,385,731	95,034,055	17,211,026	14,311,348
$113,098,099	$24,280,518	$41,483,241	$61,385,731	$19,616,459	$17,211,026

975,000	—	900,000	1,400,000	500,000	450,000
8,500,000	1,800,000	—	—	175,000	50,000
(3,625,000)	(825,000)	(275,000)	(500,000)	(125,000)	—
5,850,000	975,000	625,000	900,000	550,000	500,000
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares FolioBeyond Smart Core Bond ETF
	Year ended June 30, 2020	Year ended June 30, 2019
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net Investment Income (Loss)	$224,674	$637,678
Net Realized Gain (Loss)	(23,241)	(127,355)
Net Change in Unrealized Appreciation (Depreciation)	(32,321)	187,184
Net Increase (Decrease) In Net Assets Resulting From Operations	169,112	697,507
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(224,781)	(659,376)
Total Distributions	(224,781)	(659,376)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	2,582,984	—
Value of Shares Redeemed	—	(12,658,809)
Net Increase (Decrease) From Capital Stock Transactions	2,582,984	(12,658,809)
Net Increase (Decrease) in Net Assets	2,527,315	(12,620,678)
Net Assets:
Beginning of Year/Period	5,784,667	18,405,345
End of Year/Period	$8,311,982	$5,784,667
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	225,000	725,000
Shares Sold	100,000	—
Shares Repurchased	—	(500,000)
Shares Outstanding, End of Year/Period	325,000	225,000

____________

*       Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
AdvisorShares Newfleet Multi-Sector Income ETF		AdvisorShares Pure Cannabis ETF		AdvisorShares Ranger Equity Bear ETF
Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2020	For the period April 17, 2019* to June 30, 2019	Year ended June 30, 2020	Year ended June 30, 2019

$1,700,718	$3,286,760	$2,578,342	$123,089	$(1,569,782)	$237,976
(22,978)	(723,197)	(22,031,433)	(1,047,973)	(47,333,888)	(28,825,802)
(468,929)	1,817,966	(18,943,246)	(4,427,616)	(495,432)	658,109
1,208,811	4,381,529	(38,396,337)	(5,352,500)	(49,399,102)	(27,929,717)

(1,814,609)	(3,385,118)	(2,875,940)	—	(241,821)	—
(1,814,609)	(3,385,118)	(2,875,940)	—	(241,821)	—

2,415,315	2,408,357	27,013,111	65,114,494	256,014,517	108,950,893
(19,122,227)	(83,853,788)	—	—	(180,168,550)	(78,793,948)
(16,706,912)	(81,445,431)	27,013,111	65,114,494	75,845,967	30,156,945
(17,312,710)	(80,449,020)	(14,259,166)	59,761,994	26,205,044	2,227,228

75,079,810	155,528,830	59,761,994	—	135,814,279	133,587,051
$57,767,100	$75,079,810	$45,502,828	$59,761,994	$162,019,323	$135,814,279

1,550,000	3,250,000	2,600,000	—	21,275,000	17,125,000
50,000	50,000	1,875,000	2,600,000	41,200,000	14,850,000
(400,000)	(1,750,000)	—	—	(29,100,000)	(10,700,000)
1,200,000	1,550,000	4,475,000	2,600,000	33,375,000	21,275,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
	AdvisorShares Sage Core Reserves ETF
	Year ended June 30, 2020	Year ended June 30, 2019
INCREASE (DECREASE) IN NET ASSETS OPERATIONS
Net Investment Income (Loss)	$1,937,301	$1,551,236
Net Realized Gain (Loss)	(1,127,943)	45,009
Net Change in Unrealized Appreciation (Depreciation)	(49,554)	179,195
Net Increase (Decrease) In Net Assets Resulting From Operations	759,804	1,775,440
DISTRIBUTIONS TO SHAREHOLDERS
Distributions	(1,939,526)	(1,508,500)
Total Distributions	(1,939,526)	(1,508,500)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	54,828,438	19,886,389
Value of Shares Redeemed	(24,967,941)	—
Net Increase (Decrease) From Capital Stock Transactions	29,860,497	19,886,389
Net Increase (Decrease) in Net Assets	28,680,775	20,153,329
Net Assets:
Beginning of Year/Period	72,240,128	52,086,799
End of Year/Period	$100,920,903	$72,240,128
Changes in Shares Outstanding
Shares Outstanding, Beginning of Year/Period	725,000	525,000
Shares Sold	550,000	200,000
Shares Repurchased	(250,000)	—
Shares Outstanding, End of Year/Period	1,025,000	725,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Statements of Changes in Net Assets
AdvisorShares STAR Global Buy-Write ETF		AdvisorShares Vice ETF
Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2020	Year ended June 30, 2019

$36,640	$67,960	$204,473	$236,447
(63,885)	605,667	(287,043)	(765,936)
186,845	(1,829)	(726,546)	389,973
159,600	671,798	(809,116)	(139,516)

(67,959)	(64,625)	(294,624)	(193,320)
(67,959)	(64,625)	(294,624)	(193,320)

—	—	634,444	2,584,978
(1,736,947)	(3,127,207)	(3,588,098)	(1,868,954)
(1,736,947)	(3,127,207)	(2,953,654)	716,024
(1,645,306)	(2,520,034)	(4,057,394)	383,188

14,527,042	17,047,076	13,182,971	12,799,783
$12,881,736	$14,527,042	$9,125,577	$13,182,971

450,000	550,000	525,000	500,000
—	—	25,000	100,000
(50,000)	(100,000)	(150,000)	(75,000)
400,000	450,000	400,000	525,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
	AdvisorShares Dorsey Wright ADR ETF
	Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2017		Year ended June 30, 2016
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$49.75	$53.34	$46.56	$39.06		$38.86
Investment Operations
Net Investment Income (Loss)(1)	(0.03)	0.23	0.55	0.68		0.17
Net Realized and Unrealized Gain (Loss)	3.54	(3.51)	6.66	7.27		0.23
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	3.51	(3.28)	7.21	7.95		0.40
Distributions from Net Investment Income	(0.01)	(0.31)	(0.43)	(0.45)		(0.20)
Total Distributions	(0.01)	(0.31)	(0.43)	(0.45)		(0.20)
Net Asset Value, End of Year/Period	$53.25	$49.75	$53.34	$46.56		$39.06
Market Value, End of Year/Period	$52.97	$49.69	$53.19	$46.61		$39.06

Total Return
Total Investment Return Based on Net Asset Value(4)	7.06%	(6.16)%	15.45%	20.43%		1.05%
Total Investment Return Based on Market(4)	6.62%	(6.00)%	15.01%	20.55%		1.27%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$75,879	$108,198	$246,701	$65,185		$14,648
Ratio to Average Net Assets of:(5)
Expenses, net of expense waivers and reimbursements(6)	1.02%	0.88%	1.02%	1.25%		1.25%
Expenses, prior to expense waivers and reimbursements(6)	0.97%	1.07%	0.95%	1.43%		1.62%
Net Investment Income (Loss)(6)	(0.06)%	0.47%	0.96%	1.55%		0.44%
Portfolio Turnover Rate(9)	48%	120%	71%	108	%(10)	25%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares Dorsey Wright Alpha Equal Weight ETF	AdvisorShares Dorsey Wright FSM All Cap World ETF	AdvisorShares Dorsey Wright FSM US Core ETF	AdvisorShares Dorsey Wright Micro-Cap ETF
For the period December 26, 2019* to June 30, 2020	For the period December 26, 2019* to June 30, 2020	For the period December 26, 2019* to June 30, 2020	Year ended June 30, 2020	For the period July 11, 2018* to June 30, 2019

$25.09	$25.12	$25.14	$23.04	$24.71

0.01	(0.02)	0.05	(0.01)	(0.02)
(4.67)	2.97	2.32	(1.89)	(1.65)
(4.66)	2.95	2.37	(1.90)	(1.67)
—	—	—	(0.02)	—
—	—	—	(0.02)	—
$20.43	$28.07	$27.51	$21.12	$23.04
$20.44	$28.07	$27.46	$20.80	$23.02

(18.57)%	11.76%	9.43%	(8.26)%	(6.79)%
(18.53)%	11.74%	9.23%	(9.58)%	(6.86)%

$39,333	$73,685	$46,767	$2,112	$2,304

0.99%	0.99%	0.99%	1.17%	0.99%
1.19%	1.12%	1.15%	4.98%	4.79%
0.09%	(0.17)%	0.37%	(0.05)%	(0.11)%
147%	46%	53%	119%	103%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
	AdvisorShares Dorsey Wright Short ETF
	Year ended June 30, 2020	For the period July 11, 2018* to June 30, 2019
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$24.90	$25.00
Investment Operations
Net Investment Income (Loss)(1)	(0.65)	0.13
Net Realized and Unrealized Gain (Loss)	(4.89)	(0.19)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	(5.54)	(0.06)
Distributions from Net Investment Income	(0.03)	(0.04)
Total Distributions	(0.03)	(0.04)
Net Asset Value, End of Year/Period	$19.33	$24.90
Market Value, End of Year/Period	$19.36	$24.93

Total Return
Total Investment Return Based on Net Asset Value(4)	(22.26)%	(0.27)%
Total Investment Return Based on Market(4)	(22.24)%	(0.18)%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$113,098	$24,281
Ratio to Average Net Assets of:(5)
Expenses, net of expense waivers and reimbursements(6)	3.56%	2.70	%(7)
Expenses, prior to expense waivers and reimbursements(6)	3.56%	3.26	%(7)
Net Investment Income (Loss)(6)	(2.58)%	0.53%
Portfolio Turnover Rate(9)	555%	357%
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares DoubleLine Value Equity ETF
Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016

$68.21	$67.88	$66.23	$55.56	$57.05

0.82	0.62	0.53	0.47	0.47
(1.84)	0.45	1.59	10.93	(1.54)
(1.02)	1.07	2.12	11.40	(1.07)
(0.82)	(0.74)	(0.47)	(0.73)	(0.42)
(0.82)	(0.74)	(0.47)	(0.73)	(0.42)
$66.37	$68.21	$67.88	$66.23	$55.56
$66.28	$68.13	$67.88	$66.17	$55.53

(1.63)%	1.74%	3.15%	20.55%	(1.87)%
(1.65)%	1.63%	3.26%	20.52%	(1.91)%

$41,483	$61,386	$95,034	$142,400	$155,570

0.90%	0.90%	0.87%	0.90%	0.99%
1.07%	1.17%	1.07%	1.07%	1.21%
1.18%	0.93%	0.77%	0.76%	0.86%
93%	218%	171%	180%	196%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
	AdvisorShares Focused Equity ETF
	Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2018	For the period September 20, 2016* to June 30, 2017
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$34.42	$31.80	$28.59	$25.00
Investment Operations
Net Investment Income (Loss)(1)	0.14	0.16	0.13	0.06
Net Realized and Unrealized Gain (Loss)	1.26	3.21	3.17	3.54
Distributions of Net Realized Gains by other investment companies	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	1.40	3.37	3.30	3.60
Distributions from Net Investment Income	(0.15)	(0.16)	(0.09)	(0.01)
Distributions from Realized Capital Gains	—	(0.59)	—	—
Total Distributions	(0.15)	(0.75)	(0.09)	(0.01)
Net Asset Value, End of Year/Period	$35.67	$34.42	$31.80	$28.59
Market Value, End of Year/Period	$34.88	$34.31	$31.79	$28.59

Total Return
Total Investment Return Based on Net Asset Value(4)	4.02%	11.09%	11.57%	14.39%
Total Investment Return Based on Market(4)	2.06%	10.74%	11.51%	14.40%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$19,616	$17,211	$14,311	$12,150
Ratio to Average Net Assets of:(5)
Expenses, net of expense waivers and reimbursements(6)	0.77%	0.72%	0.68%	0.75%
Expenses, prior to expense waivers and reimbursements(6)	1.43%	1.63%	1.39%	2.04%
Net Investment Income (Loss)(6)	0.41%	0.49%	0.42%	0.28%
Portfolio Turnover Rate(9)	23%	19%	26%	36%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares FolioBeyond Smart Core Bond ETF
Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016

$25.71	$25.39	$25.88	$25.61	$24.97

0.81	1.04	0.90	0.81	0.75
(0.10)	0.38	(0.50)	0.25	0.59
—	—	—	0.01	0.06
0.71	1.42	0.40	1.07	1.40
(0.84)	(1.10)	(0.89)	(0.80)	(0.76)
—	—	—	—	—
(0.84)	(1.10)	(0.89)	(0.80)	(0.76)
$25.58	$25.71	$25.39	$25.88	$25.61
$25.57	$25.70	$25.38	$25.89	$25.62

2.73%	5.82%	1.55%	4.23%	5.76%
2.75%	5.80%	1.47%	4.24%	5.84%

$8,312	$5,785	$18,405	$17,466	$20,488

0.95%	0.95%	0.95%	0.95%	0.95%
1.50%	1.49%	1.22%	1.20%	1.05%
3.14%	4.14%	3.47%	3.15%	3.01%
765%	150%	39%	21%	24%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
	AdvisorShares Newfleet Multi-Sector Income ETF
	Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$48.44	$47.86	$48.68	$48.83	$49.08
Investment Operations
Net Investment Income (Loss)(1)	1.21	1.35	1.05	0.74	1.25
Net Realized and Unrealized Gain (Loss)	(0.22)	0.65	(0.62)	0.38	(0.13)
Distributions of Net Realized Gains by other investment companies	—	—	—	0.00 (2)	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	0.99	2.00	0.43	1.12	1.12
Distributions from Net Investment Income	(1.29)	(1.42)	(1.25)	(1.27)	(1.37)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.29)	(1.42)	(1.25)	(1.27)	(1.37)
Net Asset Value, End of Year/Period	$48.14	$48.44	$47.86	$48.68	$48.83
Market Value, End of Year/Period	$48.17	$48.38	$47.79	$48.70	$48.82

Total Return
Total Investment Return Based on Net Asset Value(4)	2.10%	4.27%	0.87%	2.30%	2.33%
Total Investment Return Based on Market(4)	2.28%	4.29%	0.70%	2.37%	2.39%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$57,767	$75,080	$155,529	$258,005	$261,263
Ratio to Average Net Assets of:(5)
Expenses, net of expense waivers and reimbursements(6)	0.75%	0.75%	0.75%	0.75%	0.75%
Expenses, prior to expense waivers and reimbursements(6)	0.82%	0.96%	0.84%	0.80%	0.81%
Net Investment Income (Loss)(6)	2.51%	2.81%	2.17%	1.53%	2.57%
Portfolio Turnover Rate(9)	63%	40%	66%	63%	51%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares Pure Cannabis ETF		AdvisorShares Ranger Equity Bear ETF
Year ended June 30, 2020	For the period April 17, 2019* to June 30, 2019	Year ended June 30, 2020		Year ended June 30, 2019		Year ended June 30, 2018		Year ended June 30, 2017		Year ended June 30, 2016

$22.99	$25.00	$6.38		$7.80		$8.56		$10.60		$10.88

0.70	0.06	(0.06)		0.01		(0.13)		(0.20)		(0.27)
(12.75)	(2.07)	(1.46)		(1.43)		(0.63)		(1.84)		(0.01)
—	—	—		—		—		—		—
(12.05)	(2.01)	(1.52)		(1.42)		(0.76)		(2.04)		(0.28)
(0.70)	—	(0.01)		—		—		—		—
(0.07)	—	—		—		—		—		—
(0.77)	—	(0.01)		—		—		—		—
$10.17	$22.99	$4.85		$6.38		$7.80		$8.56		$10.60
$10.18	$23.02	$4.85		$6.39		$7.78		$8.55		$10.61

(52.76)%	(8.06)%	(23.79)%		(18.16)%		(8.92)%		(19.24)%		(2.53)%
(52.70)%	(7.92)%	(23.94)%		(17.87)%		(9.01)%		(19.42)%		(2.48)%

$45,503	$59,762	$162,019		$135,814		$133,587		$174,504		$213,948

0.74%	0.74%	3.10	%(8)	2.94	%(8)	2.52	%(8)	2.67	%(8)	2.68	%(8)
1.17%	1.10%	3.10	%(8)	2.94	%(8)	2.52	%(8)	2.67	%(8)	2.68	%(8)
5.67%	1.35%	(1.07)%		0.18%		(1.63)%		(2.15)%		(2.49)%
59%	26%	593%		338%		301%		245%		402%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
	AdvisorShares Sage Core Reserves ETF
	Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$99.64	$99.21	$99.43	$99.43	$99.38
Investment Operations
Net Investment Income (Loss)(1)	2.03	2.37	1.53	0.97	0.69
Net Realized and Unrealized Gain (Loss)	(1.19)	0.33	(0.16)	0.11	0.12
Distributions of Net Realized Gains by other investment companies	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	0.84	2.70	1.37	1.08	0.81
Distributions from Net Investment Income	(2.02)	(2.27)	(1.59)	(1.08)	(0.76)
Total Distributions	(2.02)	(2.27)	(1.59)	(1.08)	(0.76)
Net Asset Value, End of Year/Period	$98.46	$99.64	$99.21	$99.43	$99.43
Market Value, End of Year/Period	$98.35	$99.61	$99.19	$99.44	$99.63

Total Return
Total Investment Return Based on Net Asset Value(4)	0.83%	2.74%	1.38%	1.08%	0.83%
Total Investment Return Based on Market(4)	0.75%	2.74%	1.34%	0.88%	1.00%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$100,921	$72,240	$52,087	$84,519	$111,862
Ratio to Average Net Assets of:(5)
Expenses, net of expense waivers and reimbursements(6)	0.35%	0.35%	0.35%	0.35%	0.35%
Expenses, prior to expense waivers and reimbursements(6)	0.53%	0.65%	0.65%	0.50%	0.55%
Net Investment Income (Loss)(6)	2.05%	2.39%	1.53%	0.97%	0.70%
Portfolio Turnover Rate(9)	101%	91%	74%	81%	72%
See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
AdvisorShares STAR Global Buy-Write ETF
Year ended June 30, 2020	Year ended June 30, 2019	Year ended June 30, 2018	Year ended June 30, 2017	Year ended June 30, 2016

$32.28	$30.99	$29.13	$26.77	$26.60

0.09	0.13	0.11	0.09	0.10
(0.02)	1.29	1.75	2.48	0.07
—	—	0.00 (2)	0.01	0.00 (2)
0.07	1.42	1.86	2.58	0.17
(0.15)	(0.13)	—	(0.22)	—
(0.15)	(0.13)	—	(0.22)	—
$32.20	$32.28	$30.99	$29.13	$26.77
$32.25	$32.19	$31.01	$29.13	$26.76

0.20%	4.62%	6.41%	9.70%	0.64%
0.63%	4.27%	6.45%	9.74%	0.56%

$12,882	$14,527	$17,047	$17,477	$17,400

1.85%	1.85%	1.85%	1.85%	1.85%
2.20%	2.34%	2.18%	2.14%	1.97%
0.26%	0.43%	0.38%	0.32%	0.38%
47%	49%	12%	26%	58%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Financial Highlights
	AdvisorShares Vice ETF
	Year ended June 30, 2020	Year ended June 30, 2019	For the period December 12, 2017* to June 30, 2018
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Year/Period	$25.11	$25.60	$25.00
Investment Operations
Net Investment Income (Loss)(1)	0.42	0.45	0.23
Net Realized and Unrealized Gain (Loss)	(2.10)	(0.57)	0.41
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(3)	(1.68)	(0.12)	0.64
Distributions from Net Investment Income	(0.62)	(0.37)	(0.04)
Total Distributions	(0.62)	(0.37)	(0.04)
Net Asset Value, End of Year/Period	$22.81	$25.11	$25.60
Market Value, End of Year/Period	$22.80	$25.12	$25.68

Total Return
Total Investment Return Based on Net Asset Value(4)	(6.91)%	(0.22)%	2.58%
Total Investment Return Based on Market(4)	(6.99)%	(0.50)%	2.89%
Ratios/Supplemental Data
Net Assets, End of Year/Period (000’s omitted)	$9,126	$13,183	$12,800
Ratio to Average Net Assets of:(5)
Expenses, net of expense waivers and reimbursements(6)	0.90%	0.75%	0.75%
Expenses, prior to expense waivers and reimbursements(6)	1.59%	1.43%	2.18%
Net Investment Income (Loss)(6)	1.77%	1.79%	1.64%
Portfolio Turnover Rate(9)	41%	76%	25%

____________

*        Commencement of operations.

(1)      Based on average shares outstanding.

(2)      Amount represents less than $0.005 or 0.005%.

(3)      The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(4)      Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period on pay date, and sale at the market value on the last day of the period.

(5)      The AdvisorShares Dorsey Wright FSM All Cap World ETF, the AdvisorShares Dorsey Wright FSM US Core ETF, the AdvisorShares FolioBeyond Smart Core Bond ETF Fund and the AdvisorShares STAR Global Buy-Write ETF Fund invest in other funds and indirectly bear their proportionate shares of fees and expenses incurred by the funds in which the Funds are invested. These ratios do not include these indirect fees and expenses.

(6)      Ratios of periods of less than one year have been annualized. Excludes expenses incurred by the underlying investments in other funds.

(7)      The expense ratio includes dividend expense on short sales of 2.47% and 1.71% for the period ended and June 30, 2019.

(8)       The expense ratio includes interest and dividend expenses on short sales of 1.42%, 1.22%, 0.84%, 1.03% and 1.05% for the periods ended June 30, 2020, June 30, 2019, June 30, 2018, June 30, 2017 and June 30, 2016, respectively.

(9)      Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.

(10)    During the year, the Fund underwent a sub-advisor change. As a result, investment transactions were increased during the period, which caused a higher than normal portfolio rate.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST Notes to Financial Statements June 30, 2020
1. Organization

AdvisorShares Trust (the “Trust”) was organized as a Delaware statutory trust on July 30, 2007 and has authorized capital of unlimited shares. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust is comprised of 15 active funds (the “Funds” or “ETFs” and individually, the “Fund” or “ETF”):

Fund	Ticker	Commencement of Operations
AdvisorShares Dorsey Wright ADR ETF	AADR	July 21, 2010
AdvisorShares Dorsey Wright Alpha Equal Weight ETF	DWEQ	December 26, 2019
AdvisorShares Dorsey Wright FSM All Cap World ETF	DWAW	December 26, 2019
AdvisorShares Dorsey Wright FSM US Core ETF	DWUS	December 26, 2019
AdvisorShares Dorsey Wright Micro-Cap ETF	DWMC	July 10, 2018
AdvisorShares Dorsey Wright Short ETF	DWSH	July 10, 2018
AdvisorShares DoubleLine Value Equity ETF	DBLV	October 4, 2011
AdvisorShares Focused Equity ETF	CWS	September 20, 2016
AdvisorShares FolioBeyond Smart Core Bond ETF	FWDB	June 21, 2011
AdvisorShares Newfleet Multi-Sector Income ETF	MINC	March 19, 2013
AdvisorShares Pure Cannabis ETF	YOLO	April 17, 2019
AdvisorShares Ranger Equity Bear ETF	HDGE	January 27, 2011
AdvisorShares Sage Core Reserves ETF	HOLD	January 14, 2014
AdvisorShares STAR Global Buy-Write ETF	VEGA	September 17, 2012
AdvisorShares Vice ETF	ACT	December 12, 2017

AdvisorShares Dorsey Wright ADR ETF (“Dorsey Wright ADR ETF”) seeks to achieve the Fund’s investment objective by selecting primarily a portfolio of U.S. traded securities of non-U.S. organizations, most often ADRs. The Fund invests in developed and emerging markets and may invest in securities of any market capitalization.

AdvisorShares Dorsey Wright Alpha Equal Weight ETF (“Dorsey Wright Alpha Equal Weight ETF”) seeks to achieve its investment objective by investing in a concentrated portfolio of 50 US equity securities selected from a universe of the largest 1,000 US equity securities based on market capitalization.

AdvisorShares Dorsey Wright FSM All Cap World ETF (“Dorsey Wright FSM All Cap World ETF”) seeks to provide long-term capital appreciation with capital preservation as a secondary objective.

AdvisorShares Dorsey Wright FSM US Core ETF (“Dorsey Wright FSM US Core ETF”) seeks to provide long-term capital appreciation with capital preservation as a secondary objective.

AdvisorShares Dorsey Wright Micro-Cap ETF (“Dorsey Wright Micro-Cap ETF”) seeks to achieve its investment objective by investing primarily in U.S. traded equity securities consisting of common and preferred stock and ADRs. The Fund invests in micro-cap securities.

AdvisorShares Dorsey Wright Short ETF (“Dorsey Wright Short ETF”) seeks to achieve the Fund’s investment objective by obtaining short exposure to investment returns of the broad U.S. large-capitalization equity market by engaging in short sales of U.S. traded equity securities and ETFs. The Fund invests primarily in investments that create or result in short exposure to U.S. equity securities.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020
1. Organization – (continued)

AdvisorShares DoubleLine Value Equity ETF (‘‘DoubleLine Value Equity ETF”) seeks to achieve its investment objective by primarily investing in the broad U.S. equity market, including through ADRs. The Fund invests in stocks with fundamental characteristics that are historically associated with superior long-term performance.

AdvisorShares Focused Equity ETF (“Focused Equity ETF”) seeks long-term capital appreciation. CWS invests primarily in a focused group of U.S. exchange-listed equity securities that the portfolio manager believes have favorable fundamental attributes.

AdvisorShares FolioBeyond Smart Core Bond ETF (‘‘FolioBeyond Smart Core Bond ETF’’) seeks investment results that exceed the price and yield performance of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio Manager seeks to achieve this objective by selecting a diversified portfolio of fixed income exchange-traded products (ETPs), including but not limited to, exchange-traded notes (ETNs), exchange-traded currency trusts and exchange-traded commodity pools. FWDB invests in at least 20 distinct global bond classes that cover the entire global investable bond universe. The Portfolio Manager constructs FWDB’s portfolio using a weighted allocation system based on historic yield curve analysis and a mean reversion strategy.

AdvisorShares Newfleet Multi-Sector Income ETF (‘‘Newfleet Multi-Sector Income ETF’’) seeks to provide current income consistent with preservation of capital, while limiting fluctuations in net asset value (‘‘NAV’’) due to changes in interest rates. In seeking to achieve the Fund’s investment objective, the Sub-Advisor applies a time-tested approach and extensive credit research to capitalize on opportunities across undervalued areas of the bond markets. The Fund principally invests in investment-grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization or, if unrated, those securities that the Sub-Advisor determines to be of comparable quality.

AdvisorShares Pure Cannabis ETF (“Pure Cannabis ETF”) seeks long-term capital appreciation. The Fund primarily will invest in exchange-listed equity securities, including common and preferred stock, of mid- and small-capitalization companies. The Fund also may use derivatives, including total return swaps, index swaps, equity basket swaps, or futures, to seek exposure to such U.S. and foreign securities. The Advisor may use a variety of methods for security selection. As the Fund primarily focuses on certain industries, the Advisor intends to select companies with dominant positions in their respective markets, or those in unique positions for growth and expansion.

AdvisorShares Ranger Equity Bear ETF (‘‘Ranger Equity Bear ETF’’) seeks capital appreciation through short sales of domestically traded equity securities. The portfolio management team implements a bottom-up, fundamental, research driven security selection process. In selecting short positions, the Fund seeks to identify securities with low earnings quality or aggressive accounting which may be intended on the part of company management to mask operational deterioration and bolster the reported earnings per share over a short time period. In addition, the portfolio management team seeks to identify earnings driven events that may act as a catalyst to the price decline of a security, such as downwards earnings revisions or reduced forward guidance.

AdvisorShares Sage Core Reserves ETF (‘‘Sage Core Reserves ETF’’) seeks to preserve capital while maximizing income. The Sub-Advisor seeks to achieve the fund’s investment objective by investing in a variety of fixed income securities, including bonds, forwards and instruments issued by U.S. and foreign issuers. It will invest in U.S. dollar-denominated investment grade debt securities, including mortgage- or asset-backed securities, rated Baa- or higher by Moody’s Investors Service, Inc. (‘‘Moody’s’’), or equivalently rated by Standard & Poor’s Ratings Services (‘‘S&P’’) or Fitch, Inc. (‘‘Fitch’’), or, if unrated, determined by the Sub-Advisor to be of comparable quality.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020
1. Organization – (continued)

AdvisorShares STAR Global Buy-Write ETF (‘‘STAR Global Buy-Write ETF’’) seeks consistent repeatable returns across all market cycles. The Portfolio Manager seeks to achieve this investment objective by using a proprietary strategy known as Volatility Enhanced Global Appreciation (VEGA). VEGA employs a ‘‘Buy-Write’’ or ‘‘Covered Call’’ overlay for their global allocation strategy using ETPs. The strategy simultaneously writes (sells) a call option against each position in order to seek cumulative price appreciation from the portfolio’s global exposure, while generating a consistent income stream from the sale of covered call and/or cash-secured put options. When volatility is low the portfolio manager buys protective put options to manage downside risk.

AdvisorShares Vice ETF (“Vice ETF”) seeks to achieve its investment objective by investing in securities of companies that derive at least 50% of their net revenue from tobacco and alcoholic beverages and companies that derive at least 50% of their net revenue from the marijuana and hemp industry or have at least 50% of their company assets dedicated to lawful research and development of cannabis or cannabinoid-related products. The Fund will invest primarily in U.S. exchange listed equity securities, including common and preferred stock and ADRs.

Some of the Funds are considered “fund of funds” and seek to achieve their investment objectives by investing primarily in other affiliated and unaffiliated exchange-traded funds (“ETFs”), as well as other exchange-traded products (“ETPs”), including, but not limited to, exchange-traded notes (“ETNs”) and closed-end funds (collectively with ETFs, ETNs, and ETPs), that offer diversified exposure to various global regions, credit qualities, durations and maturity dates.

For the year ended June 30, 2020, the Funds held significant positions (greater than 25% of net assets), except those invested in short term money market instruments, in other funds as follows:

Funds	Security Name	Market Value as of June 30, 2020	% of Fund Net Assets as of June 30, 2020	Reference location
Dorsey Wright FSM All Cap World ETF	Invesco QQQ Trust Series 1	$37,536,160	50.9%	https://www.invesco.com
	iShares Morningstar Large-Cap Growth ETF	36,048,955	48.9	https://www.ishares.com
Dorsey Wright FSM US Core ETF	Invesco QQQ Trust Series 1	23,648,276	50.6	https://www.invesco.com
	iShares Edge MSCI USA Momentum Factor	22,904,695	49.0	https://www.ishares.com
FolioBeyond Smart Core Bond ETF	iShares Agency Bond ETF	2,574,344	31.0	https://www.ishares.com
	iShares Short Treasury Bond ETF	2,516,898	30.3	https://www.ishares.com
Ranger Equity Bear ETF	AdvisorShares Sage Core Reserves ETF	63,930,750	39.5	Contained within this report.
STAR Global Buy-Write ETF	SPDR S&P 500 ETF Trust	6,553,884	50.9	https://us.spdrs.com

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020

2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with U.S. generally accepted accounting principles (‘‘GAAP’’) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation

In computing each Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including Underlying ETFs, is taken from the exchange where the security is primarily traded. Securities regularly traded in an Over-the-Counter (“OTC”) market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Board of Trustees of the Trust.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income and distributions to shareholders are recognized on the ex-dividend date and interest income and expenses are recognized on the accrual basis. Premiums and discounts are amortized over the life of the bond using the effective interest method.

Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security.

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, capital gains on investments, certain foreign currency transactions or other corporate events. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their Statements of Operations.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Futures Contracts

Certain Funds may invest in futures contracts (‘‘futures’’), in order to hedge its investments against fluctuations in value caused by changes in prevailing interest rates or market conditions. Such Funds may invest in futures as a primary investment strategy. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020
2. Summary of Significant Accounting Policies – (continued)

instruments a Fund holds. No monies are paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as ‘marking-to-the-market’. Once a final determination of variation margin is made, additional cash is required to be paid by or released to a Fund, and a Fund will realize a loss or gain. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures contract; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Swap Agreements

Certain funds may invest in equity swaps to obtain exposure to the underlying referenced security, obtain leverage or enjoy the returns from ownership without actually owning equity. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss.

Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

Equity swaps are derivatives and their value can be very volatile. To the extent that the Advisor or Sub-Advisor, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, the Funds may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid. Periodic payments received or paid by the Funds are recorded as realized gains or losses.

Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2020, the market values of repurchase agreements outstanding are included as cash collateral for securities on loan on the Statements of Assets and Liabilities.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020
2. Summary of Significant Accounting Policies – (continued)

Short Sales

Certain Funds may sell securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Funds make a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Funds may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Funds are also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amount of income or fees paid to Ranger Equity Bear ETF for the year ended June 30, 2020 was $374,828, which is included as Interest Income in the Statements of Operations.

Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Funds’ prime brokers and custodian. The Funds are subject to credit risk should the prime brokers be unable to meet its obligations to the Funds.

Term Loans

Certain Funds invests in senior secured corporate loans or bank loans, some of which may be partially or entirely unfunded and purchased on a when-issued or delayed delivery basis, that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, actual maturity may be substantially less than the stated maturity. Bank loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020
2. Summary of Significant Accounting Policies – (continued)

Options

Certain Funds are authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Short-Term Investments

Each Fund may invest in high-quality short-term debt securities and money market instruments on an ongoing basis to maintain liquidity or pending selection of investments in accordance with its policies. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.

Securities Lending

The Funds participate in a securities lending program offered by The Bank of New York Mellon (‘‘BNYM’’) (the ‘‘Program’’), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted as cash and non-cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into money market instruments and overnight repurchase agreements, which are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. Government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Schedule of Investments. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The money market instruments and repurchase agreements income related to the Program earned by the Funds is disclosed on the Statements of Operations.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020
2. Summary of Significant Accounting Policies – (continued)

The value of loaned securities and related collateral outstanding at June 30, 2020 are shown in the Schedules of Investments and Statements of Assets and Liabilities. Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedules of Investments or Statements of Asset and Liabilities.

Fund and Description	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset in the Statements of Assets and (Liabilities)	Net Amounts Presented in the Statements of Assets and (Liabilities)	Gross Amounts not offset in the Statements of Assets and Liabilities			Net Amount
				Financial Instruments		Collateral Pledged/ Received
Dorsey Wright ADR ETF
Securities Lending	$(8,735,618)	$—	$(8,735,618)	$8,735,618	(1)	$—	$—
Repurchase Agreements	8,735,618	—	8,735,618	8,735,618	(2)	—	—
Dorsey Wright Alpha Equal Weight ETF
Securities Lending	(218,120)	—	(218,120)	218,120	(1)	—	—
Repurchase Agreements	218,120	—	218,120	218,120	(2)	—	—
Dorsey Wright FSM All Cap World ETF
Securities Lending	(22,322,213)	—	(22,322,213)	22,322,213	(1)	—	—
Repurchase Agreements	22,322,213	—	22,322,213	22,322,213	(2)	—	—
Dorsey Wright FSM US Core ETF
Securities Lending	(22,860,641)	—	(22,860,641)	22,860,641	(1)	—	—
Repurchase Agreements	22,860,641	—	22,860,641	22,860,641	(2)	—	—
Dorsey Wright Micro-Cap ETF
Securities Lending	(275,942)	—	(275,942)	275,942	(1)	—	—
Repurchase Agreements	275,942	—	275,942	275,942	(2)	—	—
FolioBeyond Smart Core Bond ETF
Securities Lending	(1,361,786)	—	(1,361,786)	1,361,786	(1)	—	—
Repurchase Agreements	1,361,786	—	1,361,786	1,361,786	(2)	—	—
Newfleet Multi-Sector Income ETF
Securities Lending	(49,826)	—	(49,826)	49,826	(1)	—	—
Repurchase Agreements	49,826	—	49,826	49,826	(2)	—	—
Pure Cannabis ETF
Securities Lending	(12,803,811)	—	(12,803,811)	12,803,811	(1)	—	—
Repurchase Agreements	12,803,811	—	12,803,811	12,803,811	(2)	—	—
Swaps	260,822	—	260,822	—			260,822
Sage Core Reserves ETF						—	—
Securities Lending	(2,320,705)	—	(2,320,705)	2,320,705	(1)	—	—
Repurchase Agreements	2,320,705	—	2,320,705	2,320,705	(2)	—	—
Vice ETF
Securities Lending	(289,877)	—	(289,877)	289,877	(1)	—	—
Repurchase Agreements	289,877	—	289,877	289,877	(2)	—	—

____________

(1)      Collateral for securities on loan is included in the Schedules of Investments and consists of Repurchase Agreements and shares of Money Market instruments.

(2)      Repurchase agreements are collateralized by U.S. Government Agency Obligations in the event the other party to the repurchase agreement defaults on its obligation.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020
2. Summary of Significant Accounting Policies – (continued)

Dividends and Distributions

Each Fund will generally pay out dividends to shareholders at least annually. Each Fund will distribute its net capital gains, if any, to shareholders annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. Distributions are recorded on ex-dividend date.

Indemnifications

In the normal course of business, each Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

Recent Accounting Pronouncement

Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management has implemented this guidance and there is no material impact on the financial statement amounts and footnote disclosures.

3. Investment Advisory Agreement and Other Agreements

Investment Advisory Agreement

Each Fund has entered into an investment advisory agreement with AdvisorShares Investments, LLC (the ‘‘Advisor’’) pursuant to which the Advisor acts as the Fund’s investment advisor. Pursuant to the agreement, the Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-advisors. For its services, each Fund pays the Advisor an annual management fee and which is calculated daily and paid monthly based on average daily net assets. From time to time, the Advisor may waive all or a portion of its fee.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020
3. Investment Advisory Agreement and Other Agreements – (continued)

The Advisor’s annual management fee for each Fund is as follows:

Fund:	Rate:
Dorsey Wright ADR ETF	0.75%
Dorsey Wright Alpha Equal Weight ETF	0.75%
Dorsey Wright FSM All Cap World ETF	0.75%
Dorsey Wright FSM US Core ETF	0.75%
Dorsey Wright Micro-Cap ETF	0.75%
Dorsey Wright Short ETF	0.75%
DoubleLine Value Equity ETF	0.70%
Focused Equity ETF	0.75%(a)
FolioBeyond Smart Core Bond ETF	0.50%
Newfleet Multi-Sector Income ETF	0.50%
Pure Cannabis ETF	0.60%
Ranger Equity Bear ETF	1.50%
Sage Core Reserves ETF	0.30%
STAR Global Buy-Write ETF	1.35%
Vice ETF	0.60%

____________

(a)      The actual fee paid may vary from the contractual fee based on the Fund’s performance to its benchmark. Accordingly, the Advisor’s annual advisory fee will range from 0.65% to 0.85% of the Fund’s average daily net assets.

Pursuant to an investment advisory agreement between the Focused Equity ETF and the Advisor, the Advisor is entitled to receive, on a monthly basis, an annual advisory fee based on the average daily net assets of the Fund. The Advisor’s advisory fee has two components — the base fee and the performance fee adjustment. The base fee is the pre-determined rate at which the Advisor is paid when the Fund’s net performance is in line with Fund’s pre-determined performance benchmark. The base fee is subject to an upward or downward adjustment by the performance fee. If the Fund outperforms the performance benchmark, the Advisor may receive an upward fee adjustment. If the Fund underperforms the performance benchmark, the Advisor may receive a downward fee adjustment.

The Advisor’s annual base fee is 0.75% of the Fund’s average daily net assets. The performance fee adjustment is derived by comparing the Fund’s performance over a rolling twelve-month period to its performance benchmark, the S&P 500 Index. The base fee is adjusted at a rate of 0.02% for every 0.25% to 0.50% of out-performance or under-performance compared to the performance benchmark, but only up to 2.00% of the performance benchmark. As a result, the maximum possible performance fee adjustment, up or down, to the base fee is 0.10%. Accordingly, the Advisor’s annual advisory fee may range from 0.65% to 0.85% of the Fund’s average daily net assets. For the year ended June 30, 2020, the performance fee adjustment was 0.02%, resulting in a net advisory fee of 0.77%.

Sub-Advisory Agreements

Each Fund’s investment sub-advisor provides investment advice and management services to the Fund. AdvisorShares supervises the day-to-day investment and reinvestment of the assets in the Fund and is responsible for monitoring the Fund’s adherence to its investment mandate. Pursuant to an investment sub-advisory agreement between each sub-advisor and the Advisor, the sub-advisor is entitled to a

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020
3. Investment Advisory Agreement and Other Agreements – (continued)

fee, which is not an additional expense of the Funds, and is calculated daily and paid monthly by the Advisor, at an annual rate based on the average daily net assets of its respective Fund(s) as follows:

Fund	Sub-Advisor	Sub-Advisory Fee Rate
AdvisorShares Dorsey Wright ADR ETF	Dorsey, Wright & Associates, LLC	0.25%
AdvisorShares Dorsey Wright Micro Cap ETF	Dorsey, Wright & Associates, LLC	0.25%
AdvisorShares Dorsey Wright Short ETF	Dorsey, Wright & Associates, LLC	0.25%
AdvisorShares Double Line Value ETF	Doubleline Equity LP	0.35%
AdvisorShares Newfleet Multi-Sector Income ETF	Newfleet Asset Management, LLC	0.25%
AdvisorShares Ranger Equity Bear ETF	Ranger Alternative Management, L.P.	1.00%
AdvisorShares Sage Core Reserves ETF	Sage Advisory Services, Ltd. Co.	0.15%
AdvisorShares STAR Global Buy-Write ETF	Partnervest Advisory Services LLC	0.85%

From time to time, each sub-advisor may waive all or a portion of its fee.

Expense Limitation Agreement

The Advisor has contractually agreed to reduce their fees and reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding a specified amount for each Fund’s average daily net assets. The expense limitation agreement will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund. The investment advisory agreement may only be terminated with the approval of the Fund’s Board. The expense caps in effect for each Fund during the year ended June 30, 2020 were as follows:

Fund:	Rate:
Dorsey Wright ADR ETF	1.10%(a)
Dorsey Wright Alpha Equal Weight ETF	0.99%
Dorsey Wright FSM All Cap World ETF	0.99%
Dorsey Wright FSM US Core ETF	0.99%
Dorsey Wright Micro-Cap ETF	1.25%(b)
Dorsey Wright Short ETF	1.25%(b)
DoubleLine Value Equity ETF	0.90%
Focused Equity ETF	0.75%(c)
FolioBeyond Smart Core Bond ETF	0.95%
Newfleet Multi-Sector Income ETF	0.75%
Pure Cannabis ETF	0.74%
Ranger Equity Bear ETF	1.85%
Sage Core Reserves ETF	0.35%
STAR Global Buy-Write ETF	1.85%
Vice ETF	0.99%(d)

____________

(a)      Prior to November 1, 2019, the expense limit was 0.88%.

(b)      Prior to November 1, 2019, the expense limit was 0.99%.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020
3. Investment Advisory Agreement and Other Agreements – (continued)

(c)      The Advisor has contractually agreed to waive its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding a percentage of the Fund’s average daily net assets equal to the monthly calculated rate of the management fee, which can range from 0.65% to 0.85%.

(d)      Prior to November 1, 2019, the expense limit was 0.75%.

The Advisor may recapture operating expenses waived and/or reimbursed within three years after the date on which such waiver or reimbursement occurred. The Funds must pay their ordinary operating expenses before the Advisor is permitted to recapture and must remain in compliance with any applicable expense limitation, as well as with, the expense limitation in effect at the time of the waiver or reimbursement, if different. All or a portion of the following Advisor waived and/or reimbursed expenses may be recaptured during the fiscal years indicated:

Fund	Expenses Reimbursed:	Recoupment Balance:	Recoupment Expiration:	Year Incurred
Dorsey Wright ADR ETF	30,817	—	6/30/2021	2018
	272,312	220,876	6/30/2022	2019
Total	303,129	220,876

Dorsey Wright Alpha Equal Weight ETF	31,003	31,003	6/30/2023	2020
Total	31,003	31,003

Dorsey Wright FSM All Cap World ETF	22,184	22,184	6/30/2023	2020
Total	22,184	22,184

Dorsey Wright FSM US Core ETF	26,148	26,148	6/30/2023	2020
Total	26,148	26,148

Dorsey Wright Micro Cap ETF	86,234	86,234	6/30/2022	2019
	77,363	77,363	6/30/2023	2020
Total	163,597	163,597

Dorsey Wright Short ETF	70,194	—	6/30/2022	2019
Total	70,194	—

DoubleLine Value Equity ETF	240,281	240,281	6/30/2021	2018
	200,619	200,619	6/30/2022	2019
	91,371	91,371	6/30/2023	2020
Total	532,271	532,271

Focused Equity ETF	94,062	94,062	6/30/2021	2018
	136,738	136,738	6/30/2022	2019
	125,698	125,698	6/30/2023	2020
Total	356,498	356,498

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020
3. Investment Advisory Agreement and Other Agreements – (continued)
Fund	Expenses Reimbursed:	Recoupment Balance:	Recoupment Expiration:	Year Incurred
FolioBeyond Smart Core Bond ETF	50,120	50,120	6/30/2021	2018
	82,792	82,792	6/30/2022	2019
	39,057	39,057	6/30/2023	2020
Total	171,969	171,969

Newfleet Multi-Sector Income ETF	204,737	204,737	6/30/2021	2018
	249,159	249,159	6/30/2022	2019
	50,459	50,459	6/30/2023	2020
Total	504,355	504,355

Pure Cannabis ETF	33,071	33,071	6/30/2022	2019
	196,096	196,096	6/30/2023	2020
Total	229,167	229,167

Sage Core Reserves ETF	202,791	202,791	6/30/2021	2018
	192,747	192,747	6/30/2022	2019
	165,567	165,567	6/30/2023	2020
Total	561,105	561,105

STAR Global Buy-Write ETF	56,242	56,242	6/30/2021	2018
	77,386	77,386	6/30/2022	2019
	49,370	49,370	6/30/2023	2020
Total	182,998	182,998

Vice ETF	103,464	103,464	6/30/2021	2018
	89,372	89,372	6/30/2022	2019
	79,288	79,288	6/30/2023	2020
Total	272,124	272,124

Administrator, Custodian, Fund Accountant and Transfer Agent

The Bank of New York Mellon (‘‘BNYM’’) (in each capacity, the ‘‘Administrator’’, ‘‘Custodian’’, ‘‘Fund Accountant’’ or ‘‘Transfer Agent’’), serves as the Fund’s Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a certain Fund Administration and Accounting Agreement, a Custody Agreement or a Transfer Agency and Service Agreement, as the case may be.

Distribution and Service (12b-1) Plan

Foreside Fund Services, LLC (the ‘‘Distributor’’) serves as the Fund’s distributor of Creation Units for the Fund pursuant to the distribution agreement. The Distributor does not maintain any secondary market shares. The Funds have adopted a Distribution and Service Plan (‘‘Plan’’) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. No fees are currently paid by each Fund under the Plan, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in each Fund.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020

4. Creation and Redemption Transactions

The Funds issue and redeem shares on a continuous basis at NAV in groups of 25,000 shares, at minimum, called ‘‘Creation Units.’’ Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Only ‘‘Authorized Participants’’ may purchase or redeem shares directly from each Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

5. Summary of Fair Value Disclosure

The Financial Accounting Standard Board’s (‘‘FASB’’) Accounting Standards Codification (‘‘ASC’’) 820-10, Fair Value Measurements and Disclosures, defines fair value, establishes an authoritative framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be ‘‘significant events’’ are government actions, natural disasters, armed conflicts and acts of terrorism. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For more detailed categories, see the accompanying Schedules of Investments.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020

6. Derivative Instruments

The Funds have adopted authoritative standards of accounting for derivative instruments which establish enhanced disclosure requirements. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations. The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective.

At June 30, 2020, the fair values of derivative instruments were as follows:

Statements of Assets and Liabilities:

Fund:	Asset Derivatives:	Equity Risk
Pure Cannabis ETF	Unrealized Appreciation on Swaps Contracts	$265,830
Fund:	Liability Derivatives:	Equity Risk
Pure Cannabis ETF	Unrealized Depreciation on Swaps Contracts	$(5,008)
STAR Global Buy-Write ETF	Options Written, at value	(2,306)

Transactions in derivative instruments during the year ended June 30, 2020, were as follows:

Statements of Operations:

Fund:	Realized Gain (Loss):	Equity Risk	Credit Risk
Pure Cannabis ETF	Swaps	$(4,020,660)	$—
Sage Core Reserves ETF	Futures	—	(2,469)
STAR Global Buy-Write ETF	Options Written	(257,534)	—
Fund:	Change in Unrealized Gain (Loss):	Equity Risk	Credit Risk
Pure Cannabis ETF	Swaps	$464,310	$—
STAR Global Buy-Write ETF	Options Written	—	—

For the year ended June 30, 2020, the average volume of the derivatives opened by the Funds was as follows:

	Pure Cannabis ETF	Sage Core Reserves ETF	STAR Global Buy-Write ETF
Futures Contracts	$—	$18,888,393	$—
Long Swaps Contracts	20,067,753	—	—
Purchased Options Contracts	—	—	23,145
Written Options Contracts	—	—	12,033

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020

7. Federal Income Tax

Each Fund intends to qualify as a ‘‘regulated investment company’’ under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2017 − 2019), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

At June 30, 2020, the approximate cost of investments, excluding short positions, and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Other Derivatives Net Unrealized Appreciation (Depreciation)
Dorsey Wright ADR ETF	$64,184,696	$21,035,853	$(529,058)	$20,506,795	$—
Dorsey Wright Alpha Equal Weight ETF	36,307,304	3,663,778	(387,053)	3,276,725	—
Dorsey Wright FSM All Cap World ETF	91,654,706	4,360,230	(4,333)	4,355,897	—
Dorsey Wright FSM US Core ETF	66,392,226	3,499,216	(252,882)	3,246,334	—
Dorsey Wright Micro-Cap ETF	1,931,651	531,650	(36,450)	495,200	—
Dorsey Wright Short ETF	113,954,317	27,204,018	(27,442,898)	(238,880)	(10,807,084)
DoubleLine Value Equity ETF	41,111,241	3,651,967	(3,298,485)	353,482	—
Focused Equity ETF	16,404,636	4,124,753	(879,669)	3,245,084	—
FolioBeyond Smart Core Bond ETF	9,856,460	(6,969)	(90,693)	(97,662)	—
Newfleet Multi-Sector Income ETF	58,948,575	910,087	(632,481)	277,606	—
Pure Cannabis ETF	78,887,088	11,451,083	(38,171,070)	(26,719,987)	260,828
Ranger Equity Bear ETF	187,209,771	4,951,518	(5,700,267)	(748,749)	(8,228,866)
Sage Core Reserves ETF	102,603,711	371,666	(271,379)	100,287	—
STAR Global Buy-Write ETF	10,642,894	2,281,420	(13,072)	2,268,348	14,355
Vice ETF	10,045,468	1,420,107	(2,021,537)	(601,430)	—

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020
7. Federal Income Tax – (continued)

At June 30, 2020, the components of distributable earnings/loss on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Timing Differences	Post-October/ Late-year Ordinary Deferrals	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
Dorsey Wright ADR ETF	$—	$—	$(62,738,485)	$—	$(17,599)	$20,506,795	$(42,249,289)
Dorsey Wright Alpha Equal Weight ETF	14,012	—	(9,481,255)		—	3,276,725	(6,190,518)
Dorsey Wright FSM All Cap World ETF	26,514	—	—	—	—	4,355,897	4,382,411
Dorsey Wright FSM US Core ETF	135,730	—	—	—	—	3,246,334	3,382,064
Dorsey Wright Micro-Cap ETF	—	—	(1,198,439)	—	(2,902)	495,200	(706,141)
Dorsey Wright Short ETF	—	—	(27,703,905)	—	(1,126,063)	(11,045,964)	(39,875,932)
DoubleLine Value Equity ETF	398,869	—	(31,700,279)	—	—	353,482	(30,947,928)
Focused Equity ETF	33,904	—	(695,532)	—	—	3,245,084	2,583,456
FolioBeyond Smart Core Bond ETF	31	—	(961,614)	—	—	(97,662)	(1,059,245)
Newfleet Multi-Sector Income ETF	31,035	—	(8,080,371)	—	—	277,606	(7,771,730)
Pure Cannabis ETF	103,660	—	(20,264,148)			(26,459,159)	(46,619,647)
Ranger Equity Bear ETF	—	—	(297,632,227)	—	(1,128,571)	(8,977,615)	(307,738,413)
Sage Core Reserves ETF	31,793	—	(1,375,521)	—	—	100,287	(1,243,441)
STAR Global Buy-Write ETF	36,638	—	(663,174)	(737,154)	—	2,282,703	919,013
Vice ETF	58,079	—	(1,199,842)		—	(601,430)	(1,743,193)

The differences between book and tax basis components of net assets are primarily attributed to wash sale loss deferrals and other book/tax differences.

At June 30, 2020, the effect of permanent book/tax reclassifications resulted in increases/(decreases) to the components of net assets as follows:

Fund	Distributable Earnings (Loss)	Paid-in Capital
Dorsey Wright ADR ETF	(6,533,142)	6,533,142
Dorsey Wright Alpha Equal Weight ETF	(160,047)	160,047
Dorsey Wright FSM All Cap World ETF	(487,191)	487,191
Dorsey Wright FSM US Core ETF	(399,456)	399,456
Dorsey Wright Micro-CAP ETF	(237,863)	237,863
Dorsey Wright Short ETF	106,289	(106,289)
DoubleLine Value Equity ETF	(779,733)	779,733
Focused Equity ETF	(1,239,711)	1,239,711
FolioBeyond Smart Core Bond ETF	—	—
Newfleet Multi-Sector Income ETF	—	—
Pure Cannabis ETF	1,553	(1,553)
Ranger Equity Bear ETF	—	—
Sage Core Reserves ETF	—	—
STAR Global Buy-Write ETF	(392,694)	392,694
Vice ETF	(335,518)	335,518

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020
7. Federal Income Tax – (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses and distributions reclassifications.

The tax character of distributions paid during the fiscal years ended June 30, 2020 and 2019 were as follows:

Fund	2020 Ordinary Income	2020 Long Term Capital Gains	2019 Ordinary Income	2019 Long Term Capital Gains
Dorsey Wright ADR ETF	$18,253	$—	$669,735	$—
Dorsey Wright Alpha Equal Weight ETF	—	—	—	—
Dorsey Wright FSM All Cap World ETF	—	—	—	—
Dorsey Wright FSM US Core ETF	—	—	—	—
Dorsey Wright Micro-CAP ETF	1,775	—	—	—
Dorsey Wright Short ETF	64,055	—	17,152	—
DoubleLine Value Equity ETF	652,256	—	830,880	—
Focused Equity ETF	80,515	—	170,257	167,315
FolioBeyond Smart Core Bond ETF	224,781	—	659,376	—
Newfleet Multi-Sector Income ETF	1,814,609	—	3,385,118	—
Pure Cannabis ETF	2,875,940	—	—	—
Ranger Equity Bear ETF	241,821	—	—	—
Sage Core Reserves ETF	1,939,526	—	1,508,500	—
STAR Global Buy-Write ETF	67,959	—	64,625	—
Vice ETF	294,624	—	193,320	—

Under current tax regulations, capital losses on securities transactions realized after October 31 (‘‘Post-October Losses’’) may be deferred and treated as occurring on the first business day of the following fiscal year. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first business day of the following fiscal year. Post-October losses and ordinary income losses deferred to July 1, 2020 are as follows:

Fund	Late Year Ordinary Loss Deferral	Short-Term Capital Post-October Loss	Long-Term Capital Post-October Loss
Dorsey Wright ADR ETF	$17,599	$—	$—
Dorsey Wright Alpha Equal Weight ETF	—	—	—
Dorsey Wright FSM All Cap World ETF	—	—	—
Dorsey Wright FSM US Core ETF	—	—	—
Dorsey Wright Micro-CAP ETF	2,902	—	—
Dorsey Wright Short ETF	1,126,063	—	—
DoubleLine Value Equity ETF	—	—	—
Focused Equity ETF	—	—	—
FolioBeyond Smart Core Bond ETF	—	—	—
Newfleet Multi-Sector Income ETF	—	—	—
Pure Cannabis ETF	—	—	—
Ranger Equity Bear ETF	1,128,571	—	—
Sage Core Reserves ETF	—	—	—
STAR Global Buy-Write ETF	—	—	—
Vice ETF	—	—	—

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020
7. Federal Income Tax – (continued)

The following Funds have capital loss carryforwards available to offset future realized gains of:

Fund	Short-Term No Expiration	Long-Term No Expiration	Total
Dorsey Wright ADR ETF	$60,038,766	$2,699,719	$62,738,485
Dorsey Wright Alpha Equal Weight ETF	9,481,255	—	9,481,255
Dorsey Wright FSM All Cap World ETF	—	—	—
Dorsey Wright FSM US Core ETF	—	—	—
Dorsey Wright Micro-CAP ETF	1,144,343	54,096	1,198,439
Dorsey Wright Short ETF	27,703,905	—	27,703,905
DoubleLine Value Equity ETF	29,810,781	1,889,498	31,700,279
Focused Equity ETF	252,483	443,049	695,532
FolioBeyond Smart Core Bond ETF	223,655	737,959	961,614
Newfleet Multi-Sector Income ETF	1,929,690	6,150,681	8,080,371
Pure Cannabis ETF	19,940,470	323,678	20,264,148
Ranger Equity Bear ETF	297,425,011	207,216	297,632,227
Sage Core Reserves ETF	1,220,340	155,181	1,375,521
STAR Global Buy-Write ETF	—	663,174	663,174
Vice ETF	751,851	447,991	1,199,842

The following Funds utilized capital loss carryforwards to offset taxable gains realized during the year ended June 30, 2020:

Fund	Utilized Amount
Dorsey Wright ADR ETF	$—
Dorsey Wright Alpha Equal Weight ETF	—
Dorsey Wright FSM All Cap World ETF	—
Dorsey Wright FSM US Core ETF	—
Dorsey Wright Micro-CAP ETF	—
Dorsey Wright Short ETF	—
DoubleLine Value Equity ETF	—
Focused Equity ETF	—
FolioBeyond Smart Core Bond ETF	142,218
Newfleet Multi-Sector Income ETF	—
Pure Cannabis ETF	—
Ranger Equity Bear ETF	—
Sage Core Reserves ETF	—
STAR Global Buy-Write ETF	—
Vice ETF	—

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020

8. Investment Transactions

Purchases and sales of investments and securities sold short (excluding short term securities) for the year ended June 30, 2020 were as follows:

	Purchases			Sales
Fund	Long Term	U.S. Government	In-Kind	Long Term	U.S. Government	In-Kind
Dorsey Wright ADR ETF	$46,407,412	$—	$21,667,779	$47,010,156	$—	$52,617,418
Dorsey Wright Alpha Equal Weight ETF	36,797,764	—	49,950,679	38,179,857	—	3,491,104
Dorsey Wright FSM All Cap World ETF	14,851,224	—	84,848,897	14,824,537	—	16,190,031
Dorsey Wright FSM US Core ETF	15,429,290	—	61,609,995	15,345,289	—	18,862,613
Dorsey Wright Micro-Cap ETF	2,473,487	—	1,089,064	2,446,271	—	1,162,147
Dorsey Wright Short ETF	379,785,797	—	—	412,622,818	—	—
DoubleLine Value Equity ETF	48,360,288	—	—	49,573,159	—	16,692,599
Focused Equity ETF	4,264,173	—	6,443,794	4,543,489	—	4,189,606
FolioBeyond Smart Core Bond ETF	54,705,056	—	2,567,713	54,675,882	—	—
Newfleet Multi-Sector Income ETF	30,572,984	10,620,864	—	50,964,311	7,137,070	—
Pure Cannabis ETF	21,504,650	—	20,729,873	21,655,332	—	—
Ranger Equity Bear ETF	1,255,356,706	—	—	1,230,337,550	—	—
Sage Core Reserves ETF	84,643,634	2,951,536	—	70,002,139	—	—
STAR Global Buy-Write ETF	6,668,726	—	—	5,965,824	—	1,585,852
Vice ETF	4,629,554	—	632,993	4,741,092	—	3,558,469

9. Risks Involved with Investing in the Funds

The Funds are subject to the principal risks described below, some or all of these risks may adversely affect the Funds’ NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in each Fund could result in a loss or the performance of each Fund could be inferior to that of other investments.

Credit Risk

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. The Fund’s, and its affiliates, manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its Statements of Assets and Liabilities. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020
9. Risks Involved with Investing in the Funds – (continued)

Fund of Funds Risk

Some of the Funds’ investment performance, because they are fund of funds, depends on the investment performance of the Underlying ETFs in which they invest. An investment in these Funds is subject to the risk associated with the Underlying ETFs that comprise their Underlying Index. The Funds will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which they invest.

Liquidity Risk

In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to ‘‘circuit breaker’’ rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

Market Risk

Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived positive economic conditions or changes in interest or currency rates. Because the market value of ETF shares may differ from their net asset value, the shares may trade at a premium or discount. An investment in the Fund may lose money.

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the outbreak. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. Management will continue to monitor the impact COVID-19 has on the Funds and reflect the consequences as appropriate in the Funds’ accounting and financial reporting. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Funds and their investments.

New Fund Risk

Some of the Funds are new funds. As new funds, there can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Funds may experience greater tracking error to their Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020
9. Risks Involved with Investing in the Funds – (continued)

Cannabis-Related Company Risk

Cannabis-related companies are subject to various laws and regulations that may differ at the state/local and federal level. These laws and regulations may (i) significantly affect a cannabis-related company’s ability to secure financing, (ii) impact the market for marijuana industry sales and services, and (iii) set limitations on marijuana use, production, transportation, and storage. Cannabis-related companies may also be required to secure permits and authorizations from government agencies to cultivate or research marijuana. In addition, cannabis-related companies are subject to the risks associated with the greater agricultural industry, including changes to or trends that affect commodity prices, labor costs, weather conditions, and laws and regulations related to environmental protection, health and safety. Cannabis-related companies may also be subject to risks associated with the biotechnology and pharmaceutical industries. These risks include increased government regulation, the use and enforcement of intellectual property rights and patents, technological change and obsolescence, product liability lawsuits, and the risk that research and development may not necessarily lead to commercially successful products.

10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require additional disclosure.

11. Unaudited Tax Information

Qualified Dividend Income — Certain dividends paid by the Funds may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the year ended June 30, 2020, taxed at a minimum rate of 15% were as follows:

Fund	Percentage
Dorsey Wright ADR ETF	11.78%
Dorsey Wright Alpha Equal Weight ETF	0.00%
Dorsey Wright FSM All Cap World ETF	0.00%
Dorsey Wright FSM US Core ETF	0.00%
Dorsey Wright Micro-Cap ETF	100.00%
Dorsey Wright Short ETF	0.00%
DoubleLine Value Equity ETF	100.00%
Focused Equity ETF	100.00%
FolioBeyond Smart Core Bond ETF	54.00%
Newfleet Multi-Sector Income ETF	0.00%
Pure Cannabis ETF	1.47%
Ranger Equity Bear ETF	0.00%
Sage Core Reserves ETF	0.00%
STAR Global Buy-Write ETF	100.00%
Vice ETF	100.00%

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020
11. Unaudited Tax Information – (continued)

Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended June 30, 2020 that qualifies for the dividends received deduction were as follows:

Fund	Percentage
Dorsey Wright ADR ETF	0.00%
Dorsey Wright Alpha Equal Weight ETF	0.00%
Dorsey Wright FSM All Cap World ETF	0.00%
Dorsey Wright FSM US Core ETF	0.00%
Dorsey Wright Micro-Cap ETF	100.00%
Dorsey Wright Short ETF	0.00%
DoubleLine Value Equity ETF	100.00%
Focused Equity ETF	100.00%
FolioBeyond Smart Core Bond ETF	0.01%
Newfleet Multi-Sector Income ETF	0.00%
Pure Cannabis ETF	2.32%
Ranger Equity Bear ETF	0.00%
Sage Core Reserves ETF	0.00%
STAR Global Buy-Write ETF	100.00%
Vice ETF	80.76%

Qualified Interest Income — For nonresident alien shareholders, the percentage of ordinary income distributions for the year ended June 30, 2020 that qualified interest income were as follows:

Fund	Percentage
Dorsey Wright ADR ETF	0.00%
Dorsey Wright Alpha Equal Weight ETF	0.00%
Dorsey Wright FSM All Cap World ETF	0.00%
Dorsey Wright FSM US Core ETF	0.00%
Dorsey Wright Micro-Cap ETF	0.00%
Dorsey Wright Short ETF	0.00%
DoubleLine Value Equity ETF	0.00%
Focused Equity ETF	0.00%
FolioBeyond Smart Core Bond ETF	57.71%
Newfleet Multi-Sector Income ETF	96.33%
Pure Cannabis ETF	0.00%
Ranger Equity Bear ETF	0.00%
Sage Core Reserves ETF	100.00%
STAR Global Buy-Write ETF	0.00%
Vice ETF	0.00%

ADVISORSHARES TRUST Notes to Financial Statements (Continued) June 30, 2020
11. Unaudited Tax Information – (continued)

The following Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid were as follows:

Fund	Foreign Taxes Paid	Gross Foreign Income
Dorsey Wright ADR ETF	$—	$—
Dorsey Wright Alpha Equal Weight ETF	—	—
Dorsey Wright FSM All Cap World ETF	—	—
Dorsey Wright FSM US Core ETF	—	—
Dorsey Wright Micro-Cap ETF	—	—
Dorsey Wright Short ETF	—	—
DoubleLine Value Equity ETF	—	—
Focused Equity ETF	—	—
FolioBeyond Smart Core Bond ETF	—	—
Newfleet Multi-Sector Income ETF	—	—
Pure Cannabis ETF	—	—
Ranger Equity Bear ETF	—	—
Sage Core Reserves ETF	—	—
STAR Global Buy-Write ETF	1,915	26,189
Vice ETF	—	—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of AdvisorShares Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Dorsey Wright ADR ETF, Dorsey Wright Alpha Equal Weight ETF, Dorsey Wright FSM All Cap World ETF, Dorsey Wright FSM US Core ETF, Dorsey Wright Micro-Cap ETF, Dorsey Wright Short ETF, DoubleLine Value Equity ETF, Focused Equity ETF, FolioBeyond Smart Core Bond ETF, Newfleet Multi-Sector Income ETF, Pure Cannabis ETF, Ranger Equity Bear ETF, Sage Core Reserves ETF, STAR Global Buy-Write ETF and Vice ETF, each a series of AdvisorShares Trust (the “Trust”), including the schedules of investments, as of June 30, 2020, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting AdvisorShares Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Dorsey Wright ADR ETF, DoubleLine Value Equity ETF, FolioBeyond Smart Core Bond ETF, Newfleet Multi-Sector Income ETF, Ranger Equity Bear ETF, Sage Core Reserves ETF, STAR Global Buy-Write ETF	For the year ended June 30, 2020	For each of the two years in the period ended June 30, 2020	For each of the five years in the period ended June 30, 2020
Focused Equity ETF	For the year ended June 30, 2020	For each of the two years in the period ended June 30, 2020	For each of the three years in the period ended June 30, 2020 and for the period from September 20, 2016 (commencement of operations) through June 30, 2017
Vice ETF	For the year ended June 30, 2020	For each of the two years in the period ended June 30, 2020	For each of the two years in the period ended June 30, 2020 and for the period December 12, 2017 (commencement of operations) through June 30, 2018
Dorsey Wright Micro-Cap ETF, Dorsey Wright Short ETF	For the year ended June 30, 2020	For the year ended June 30, 2020 and the period July 11, 2018 through June 30, 2019	For the year ended June 30, 2020 and for the period July 11, 2018 (commencement of operations) through June 30, 2019
Pure Cannabis ETF	For the year ended June 30, 2020	For the year ended June 30, 2020 and the period April 17, 2019 through June 30, 2019	For the year ended June 30, 2020 and for the period April 17, 2019 (commencement of operations) through June 30, 2019
Dorsey Wright Alpha Equal Weight ETF, Dorsey Wright FSM All Cap World ETF, Dorsey Wright FSM US Core ETF	For the period December 26, 2019 through June 30, 2020	For the period December 26, 2019 through June 30, 2020	For the period December 26, 2019 (commencement of operations) through June 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2009.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
August 26, 2020

Liquidity Risk Management (Unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated AdvisorShares Investments LLC (“Advisor”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). The Advisor has designated its investment management and trading committee (the “Committee”) that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on calculations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Renewal of the Advisory Agreement for Each Fund and the Sub-Advisory Agreements for the AdvisorShares Newfleet Multi-Sector Income ETF and AdvisorShares Sage Core Reserves ETF

At a meeting of the Board of Trustees (the “Board”) of AdvisorShares Trust (the “Trust”) held on May 18, 2020, the Board, including those trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), considered the approval of the renewal of (a) separate sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between AdvisorShares Investments, LLC (the “Advisor”) and (1) Newfleet Asset Management, on behalf of the AdvisorShares Newfleet Multi-Sector Income ETF and (2) Sage Advisory Services Ltd. Co., on behalf of the AdvisorShares Sage Core Reserves ETF (together, the “Sub-Advisors”), pursuant to which the Sub-Advisors perform portfolio management and related services, and (b) the investment advisory agreement between the Advisor and the Trust (together with the Sub-Advisory Agreements, the “Advisory Agreements”), on behalf of each series of the Trust (each a “Fund” and, collectively, the “Funds”).

Pursuant to Section 15 of the 1940 Act, to continue after their initial two-year term, the Advisory Agreements must be approved annually: (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreements for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor and Sub-Advisors. The Board uses this information, as well as other information that the Advisor, Sub-Advisors and other service providers may submit to the Board at the meeting and over the course of the prior year, to help evaluate the Advisor’s and each Sub-Advisor’s fee and other aspects of the Advisory Agreements and decide whether to renew the Advisory Agreements for an additional year.

As discussed in further detail below, prior to and at the meeting, the Board, including the Independent Trustees, reviewed written materials from the Advisor and each Sub-Advisor regarding, among other things: (i) the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor; (ii) the performance by the Advisor and each Sub-Advisor of its duties; (iii) the investment performance of each Fund; (iv) the costs of the services provided and profits realized by the Advisor and each Sub-Advisor; (v) the potential for economies of scale for the benefit of each Fund’s shareholders; and (vi) any ancillary benefits to the Adviser and each Sub-Advisor.

At the meeting, the Board was presented with additional information to help it evaluate the Advisor’s and each Sub-Advisor’s fee and other aspects of the Advisory Agreements. The Board received an overview of the Advisor’s and each Sub-Advisor’s operations and management of the Funds, including comparative fee data and profitability analysis for each Fund, and was also provided with information with respect to compliance oversight. The Board reviewed the management of each Fund, including the Fund’s strategy, the focus in the markets, the Fund’s positioning in the market, and its attractive and unique offering. The Board reviewed the Advisor’s and each Sub-Advisor’s overall business generally, including any noteworthy personnel changes.

The Board deliberated on the renewal of the Advisory Agreements in light of the written materials that it received before the meeting, information it received at the meeting, and information it had received at prior board meetings. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and each Sub-Advisor and the renewal of each Advisory Agreement. The Board did not identify any single piece of information discussed below that was paramount, controlling or determinative of its decision.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor, the Board reviewed the services provided to each Fund by the Advisor and applicable Sub-Advisor, noting that these services include, among other things, furnishing a continuous investment program for the Fund, including arranging for, or implementing, the purchase and sale of portfolio securities, the provision of related services, such as portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

management compliance services, and the preparation and filing of certain reports on behalf of the Trust. The Trustees reviewed the extensive responsibilities that the Advisor has as investment advisor to each Fund, including the oversight of the activities and operations of the Sub-Advisors, as applicable, and other service providers, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Funds. The Board also considered, among other things, the professional experience and qualifications of the senior management and key professional personnel of the Advisor and Sub-Advisors, including those individuals responsible for portfolio management. The Board also considered the Advisor’s and Sub-Advisors’ operational capabilities and resources and their experience in managing investment portfolios. The most recent Form ADV for the Advisor and each Sub-Advisor was provided to the Board, as were responses to a detailed series of questions that, among other things, requested information about their business, services, and compensation. Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Advisor and each Sub-Advisor.

Performance of the Funds. The Board was provided with information regarding each Fund’s performance for various periods, as well as comparative performance information. The Advisor and each Sub-Advisor provided information regarding factors impacting the performance of the Funds, outlining current market conditions, and explaining its expectations and strategies for the future. Based on this information, the Board concluded that it was satisfied with the investment results that the Advisor and each Sub-Advisor had been able to achieve for its respective Fund.

Cost of Services and Profitability. In considering whether the advisory and sub-advisory fees payable with respect to each Fund are reasonable, the Board reviewed the advisory fee paid by each Fund to the Advisor, the sub-advisory fee paid by the Advisor to each Sub-Advisor, the fees waived and/or expenses reimbursed by the Advisor and each Sub-Advisor over the period, the costs and other expenses incurred by the Advisor and each Sub-Advisor in providing advisory services, and the Advisor’s and each Sub-Advisor’s, as applicable, profitability analysis with respect to each Fund. In discussing the fee arrangements between the Advisor and each Sub-Advisor, the Board noted that the Advisor pays each Sub-Advisor out of the advisory fee it receives from the respective Fund. The Board also reviewed information comparing each Fund’s fee to the fee paid by comparable funds. The Board also considered the Advisor’s contractual arrangement to waive its advisory fee and/or reimburse expenses in an effort to control the expense ratios of the Funds. Based on its review, in the context of its full deliberations, the Board concluded for each Fund that the advisory fees appear to be reasonable in light of the services rendered.

Economies of Scale. The Board considered for each Fund whether economies of scale were realized, noting any fee waivers and/or expense reimbursements by the Advisor and Sub-Advisors and whether the Advisor’s and/or Sub-Advisors’ fees include breakpoints. The Board determined to continue to assess on an ongoing basis whether the aggregate advisory fee for each Fund appropriately takes into account any economies of scale that had been realized as a result of any significant asset growth of a Fund.

Ancillary Benefits. The Board noted the potential benefits to be received by the Advisor and each Sub-Advisor as a result of its relationship with a Fund (other than the advisory or sub-advisory fee), including the intangible benefits of its association with the Trust generally and any favorable publicity arising in connection with a Fund’s performance.

Conclusion. Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (i) concluded that the terms of each Advisory Agreement are fair and reasonable; (ii) concluded that the Advisor’s fees are reasonable in light of the services that it provides to the Funds; (iii) concluded that each Sub-Advisor’s fees are reasonable in light of the services that it provides to its respective Fund; and (iv) agreed to renew each Advisory Agreement for another year.

Board of Trustees and Officers (Unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The name, age, address, and principal occupations during the past five years for each Trustee and officer of the Trust is set forth below, along with the other public directorships held by the Trustees. More information about the Trustees is in the Trust’s Statement of Additional Information, which is available without charge by calling 1-877-843-3831.

Name, Address, and Date of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Noah Hamman* 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1968)	Trustee (no set term); served since 2009	Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006–present).	16	None
Independent Trustees
Elizabeth (“Betsy”) Piper/Bach 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1952)	Trustee (no set term); served since 2009	President of ASAE Business Services, Inc. (2017–present), ASAE Insurance Company (2020–present), ASAE Investments, LLC (2018–present), ASAE Real Estate (2017–present) (ASAE (American Society of Association Executives) is a membership organization serving the association and non-profit community); President of P/B Wealth Consulting (2017–present); Vice-President/Chief Operating Officer of NADA Retirement Administrators, Inc. (2009–2017).	16	None
William G. McVay 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1954)	Trustee (no set term); served since 2011	Principal of Red Tortoise LLC (a boutique investment counseling firm) (May 2017–present); Founder of RDK Strategies, LLC (2007–present).	16	None
Officers
Noah Hamman 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1968)	President (no set term); served since 2009	Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006–present).	N/A	N/A
Dan Ahrens 2030 Modern Place Dallas, TX 75214 (1966)	Secretary & Treasurer (no set terms); served since 2009	Managing Director of AdvisorShares Investments, LLC (2013–present); Chief Compliance Officer of the Trust (2009–2013); Executive Vice President of AdvisorShares Investments, LLC (2008–2013).	N/A	N/A
Stefanie Little 11 Gina Marie Lane Elkton, MD 21921 (1967)	Chief Compliance Officer (no set term); served since 2013	Founder of Chenery Compliance Group, LLC (2015-present); Chief Compliance Officer of AdvisorShares Investments, LLC and the Trust (2013–present); President of LCG Compliance Alliance (2011–present).	N/A	N/A

____________

*      Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

SUPPLEMENTAL INFORMATION

Quarterly Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters as an exhibit to its reports on Form N-PORT. Copies of the filings are available without charge on the SEC’s website at www.sec.gov.

Proxy Voting Information

A description of the Funds proxy voting policies and procedures, as well as a record of how the Funds voted proxies during the most recent 12-month period ended June 30, is available without charge upon request by calling 1-877-843-3831. This information is also available on the SEC’s website at www.sec.gov.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of a Fund and the Fund’s net asset value may be found on the Fund’s website at www.advisorshares.com.

ADVISORSHARES TRUST
Investment Advisor
AdvisorShares Investments, LLC 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814
Sub-Advisors
Ranger Alternative Management, L.P. 2828 N. Harwood Street, Suite 1900 Dallas, TX 75201
Newfleet Asset Management, LLC 1 Financial Plaza Hartford, CT 06103
Partnervest Advisory Services, LLC 1216 State Street, 3rd Floor Santa Barbara, CA 93101
Sage Advisory Services, Ltd. Co. 5900 Southwest Parkway, Building I Austin, TX 78735
Dorsey, Wright & Associates, LLC 3300 W. Leigh Street Richmond, VA 23230
DoubleLine Equity LP 505 N. Brand Boulevard, Suite 860 Glendale, CA 91203
Distributor
Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101
Custodian/Fund Administrator/Transfer Agent
The Bank of New York Mellon 240 Greenwich Street New York, NY 10286
Legal Counsel
Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, D.C. 20004
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP 50 South 16th Street, Suite 2900 Philadelphia, PA 19102

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of management and other information.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, Elizabeth Piper/Bach. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $232,500 for 2020 and $249,750 for 2019.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2019.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $45,000 for 2020 and $48,000 for 2019.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2019.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2020 and $0 for 2019.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the member of such committee is Elizabeth Piper/Bach and William G. McVay.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	AdvisorShares Trust

By (Signature and Title)*	/s/ Noah Hamman
Noah Hamman, Chief Executive Officer
(principal executive officer)

Date	September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Noah Hamman
Noah Hamman, Chief Executive Officer
(principal executive officer)

Date	September 3, 2020

By (Signature and Title)*	/s/ Dan Ahrens
Dan Ahrens, Treasurer
(principal financial officer)

Date	September 3, 2020

* Print the name and title of each signing officer under his or her signature.